UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-05002

Deutsche DWS Variable Series II

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2023

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

December 31, 2023
Annual Report
Deutsche DWS Variable Series II
DWS Alternative Asset Allocation VIP

Contents
3	Performance Summary
5	Management Summary
7	Portfolio Summary
8	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
18	Report of Independent Registered Public Accounting Firm
19	Other Information
20	Information About Your Fund's Expenses
21	Tax Information
21	Proxy Voting
22	Advisory Agreement Board Considerations and Fee Evaluation
25	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include: stock market risk; the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets; credit and interest rate risk; floating rate loan risk; volatility, infrastructure and high-yield debt securities. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. The Fund may use derivatives, including as part of its currency and interest-rate strategies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the Fund’s currency and interest-rate strategies are dependent, in part, on the effectiveness and implementation of portfolio management’s proprietary models. As part of these strategies, the Fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. The risk of loss is heightened during periods of rapid rises in interest rates. In addition, the notional amount of the Fund’s aggregate currency and interest-rate exposure resulting from these strategies may significantly exceed the net assets of the Fund. Please read the prospectus for additional risks and specific details regarding the Fund's risk profile.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Performance SummaryDecember 31, 2023 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of each prospectus dated May 1, 2023 are 0.83% and 1.21% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31
MSCI World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.
Bloomberg U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
The Blended Index consists of 70% MSCI World Index and 30% Bloomberg U.S. Aggregate Bond Index.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
The Advisor believes that the MSCI World Index, Bloomberg U.S. Aggregate Bond Index, and the blend of each of these indexes, reflect the different components of the Fund’s typical asset allocations.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 3

Comparative Results
DWS Alternative Asset Allocation VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,619	$11,084	$13,437	$13,393
	Average annual total return	6.19%	3.49%	6.09%	2.96%
MSCI World Index	Growth of $10,000	$12,379	$12,344	$18,265	$22,825
	Average annual total return	23.79%	7.27%	12.80%	8.60%
Bloomberg U.S. Aggregate Bond Index	Growth of $10,000	$10,553	$9,038	$10,564	$11,964
	Average annual total return	5.53%	–3.31%	1.10%	1.81%
Blended Index	Growth of $10,000	$11,819	$11,326	$15,743	$19,231
	Average annual total return	18.19%	4.24%	9.50%	6.76%
DWS Alternative Asset Allocation VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,567	$10,953	$13,191	$12,962
	Average annual total return	5.67%	3.08%	5.70%	2.63%
MSCI World Index	Growth of $10,000	$12,379	$12,344	$18,265	$22,825
	Average annual total return	23.79%	7.27%	12.80%	8.60%
Bloomberg U.S. Aggregate Bond Index	Growth of $10,000	$10,553	$9,038	$10,564	$11,964
	Average annual total return	5.53%	–3.31%	1.10%	1.81%
Blended Index	Growth of $10,000	$11,819	$11,326	$15,743	$19,231
	Average annual total return	18.19%	4.24%	9.50%	6.76%
The growth of $10,000 is cumulative.

4 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Management Summary December 31, 2023 (Unaudited)
The Fund returned 6.19% (Class A shares, unadjusted for contract charges) during the 12-month period ended December 31, 2023, underperforming the 18.19% return of the Blended Index. Since the index captures the performance of traditional investments and not alternative assets, it is primarily used for reference purposes. Alternatives, as a group, did not keep pace with traditional assets in 2023 due in part to the outsized returns for a narrow set of mega-cap, technology related U.S. equities.
The world financial markets produced positive returns with elevated volatility in 2023. As the first nine months of the year progressed, the consensus view shifted from optimism that the U.S. Federal Reserve (Fed) was finished raising interest rates to the idea that it may need to risk a recession by keeping rates “higher for longer.” Late in the year, declining inflation and comments from Fed officials fueled hopes that the central bank would in fact begin to cut rates in 2024 — a scenario expected to bring about a “soft landing” for the economy. The financial markets surged on the news, allowing most major categories to finish the year in positive territory. The Fund followed a similar path, with all of its total return for the year occurring in November and December.
The Fund’s Real Assets allocation, which includes investments that typically perform well in times of rising inflation, produced mixed results. Real estate investment trusts and infrastructure stocks, both of which have above-average interest-rate sensitivity, experienced weakness through October before rebounding strongly in the final two months of the year. Commodities suffered a negative return, bucking the uptrend in the broader financial markets. The asset class was hurt by the combination of increasing supply for energy commodities and worries about the effect China’s sluggish growth would have on demand. Global natural resources stocks posted a narrow loss, with the effect of weakness in the related commodities outweighing the benefit of strength in the equity market.
The Alternative Fixed Income allocation made a positive contribution to Fund returns. DWS Floating Rate Fund, which invests primarily in senior loans, performed very well. Since these securities have yields that adjust upward as rates rise, they benefited from high demand fueled by the U.S. Federal Reserve’s decision to maintain a tight monetary policy. DWS Emerging Markets Fixed Income Fund also delivered a gain as investors rotated into higher-risk market segments in the year-end rally.
The Alternative Equity allocation, which holds exchange-traded funds that invest in convertible securities and preferred stocks, finished with a positive absolute return. The gain was largely driven by the position in convertibles, which benefited from the high representation of growth companies among the category’s issuers. On the other hand, preferred stocks produced more limited gains at a time in which income-producing equities were out of favor and the financial sector — which is heavily represented in the asset class — underperformed.
The Absolute Return allocation, which is intended to act as a source of ballast during times of market turbulence, nonetheless made a healthy contribution to returns in 2023. DWS Global Macro Fund logged a positive return on the strength of its diversified and risk-managed approach, and our allocation to cash — held through DWS ESG Liquidity Fund — benefited from its attractive yield following the extended period of rising interest rates.
We made no major changes to the portfolio during the past year, as we are comfortable with its overall positioning. We think the Fund’s current structure provides diversified exposure to the various factors that are influencing the global economy. Most notably, the Fund holds positions in assets that can benefit if the Fed shifts to a more accommodative approach, as well as those that can hold up if inflation reaccelerates. More broadly speaking, our mandate provides us with the flexibility to capitalize on value and avoid risk as appropriate, an approach we believe can help navigate a time of continued uncertainty in the markets.
Darwei Kung, Head of Investment Strategy Liquid Real Assets
Daniel Park, Portfolio Manager Multi Asset & Solutions
Yu Shi, CFA, Portfolio Manager Multi Asset & Solutions1
Portfolio Managers
1Managed the Fund through February 2, 2024

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 5

Terms to Know
The Blended Index consists of 70% MSCI World Index and 30% Bloomberg U.S. Aggregate Bond Index. The MSCI World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.
Convertible securities are bonds that can be exchanged for equity at a pre-stated price. Convertibles generally offer higher income than is available from a common stock, but more appreciation potential than bonds.
Preferred stocks are hybrid securities that offer some of the features of both stocks and bonds.

6 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Portfolio Summary(Unaudited)
Asset Allocation* (As a % of Investment Portfolio)	12/31/23	12/31/22
Real Asset	40%	38%
DWS Enhanced Commodity Strategy Fund	14%	13%
DWS RREEF Global Infrastructure Fund	14%	14%
DWS RREEF Real Estate Securities Fund	9%	8%
iShares Global Infrastructure ETF	2%	2%
SPDR S&P Global Natural Resources ETF	1%	1%
Alternative Fixed Income	22%	20%
DWS Floating Rate Fund	10%	9%
iShares JP Morgan USD Emerging Markets Bond ETF	5%	4%
DWS Emerging Markets Fixed Income Fund	4%	4%
SPDR Blackstone Senior Loan ETF	3%	3%
Alternative Equity	14%	11%
SPDR Bloomberg Convertible Securities ETF	11%	8%
iShares Preferred & Income Securities ETF	3%	3%
Absolute Return	17%	20%
DWS ESG Liquidity Fund	9%	13%
DWS Global Macro Fund	8%	7%
Cash Equivalents	7%	11%
DWS Central Cash Management Government Fund	7%	11%
	100%	100%

*
During the periods indicated, asset categories and investment strategies represented in the Fund’s portfolio fell into the following categories: Real Assets, Alternative Fixed Income, Alternative Equity, and Absolute Return. Real Asset investments have a tangible or physical aspect such as real estate or commodities. Alternative Fixed Income investments seek to offer exposure to categories generally not included in investors’ allocations and to foreign investments, many of which are not denominated in US dollars.
Alternative Equity investments are investments primarily in convertible and preferred instruments that offer equity exposure.
Absolute Return investments seek positive returns in all market environments or seek to increase the diversification or liquidity of the Fund’s portfolio.

Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 8.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 7

Investment Portfolioas of December 31, 2023

	Shares	Value ($)
Mutual Funds 59.1%
DWS Emerging Markets Fixed Income Fund "Institutional" (a)	2,429,841	16,984,587
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	10,565,437	59,589,066
DWS Floating Rate Fund "Institutional" (a)	5,707,415	43,718,798
DWS Global Macro Fund "Institutional" (a)	3,463,761	34,395,150
DWS RREEF Global Infrastructure Fund "Institutional" (a)	3,966,180	58,739,124
DWS RREEF Real Estate Securities Fund "Institutional" (a)	1,718,449	36,053,065
Total Mutual Funds (Cost $270,489,749)		249,479,790
Exchange-Traded Funds 24.7%
iShares Global Infrastructure ETF	141,313	6,648,777
iShares JP Morgan USD Emerging Markets Bond ETF	238,293	21,222,374
iShares Preferred & Income Securities ETF	459,281	14,324,974
	Shares	Value ($)
SPDR Blackstone Senior Loan ETF	280,331	11,754,279
SPDR Bloomberg Convertible Securities ETF	635,878	45,878,598
SPDR S&P Global Natural Resources ETF	73,958	4,189,721
Total Exchange-Traded Funds (Cost $97,007,958)		104,018,723
Cash Equivalents 16.3%
DWS Central Cash Management Government Fund, 5.38% (a) (b)	28,907,178	28,907,178
DWS ESG Liquidity Fund "Institutional", 5.49% (a) (b)	39,697,631	39,701,601
Total Cash Equivalents (Cost $68,595,104)		68,608,779

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $436,092,811)	100.1	422,107,292
Other Assets and Liabilities, Net	(0.1)	(386,380)
Net Assets	100.0	421,720,912
A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the year ended December 31, 2023 are as follows:
Value ($) at 12/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2023	Value ($) at 12/31/2023
Mutual Funds 59.1%
DWS Emerging Markets Fixed Income Fund "Institutional" (a)
15,307,718	1,024,896	—	—	651,973	1,024,896	—	2,429,841	16,984,587
DWS Enhanced Commodity Strategy Fund "Institutional" (a)
54,938,029	8,940,718	—	—	(4,289,681)	1,133,918	—	10,565,437	59,589,066
DWS Floating Rate Fund "Institutional" (a)
39,196,806	3,481,514	—	—	1,040,478	3,481,514	—	5,707,415	43,718,798
DWS Global Macro Fund "Institutional" (a)
31,508,793	748,617	—	—	2,137,740	972,385	—	3,463,761	34,395,150
DWS RREEF Global Infrastructure Fund "Institutional" (a)
57,617,260	1,538,903	—	—	(417,039)	1,305,168	233,735	3,966,180	58,739,124
DWS RREEF Real Estate Securities Fund "Institutional" (a)
32,090,988	649,786	—	—	3,312,291	649,786	—	1,718,449	36,053,065
Cash Equivalents 16.3%
DWS Central Cash Management Government Fund, 5.38% (a) (b)
48,680,508	27,087,231	46,860,561	—	—	2,074,088	—	28,907,178	28,907,178
DWS ESG Liquidity Fund "Institutional", 5.49% (a) (b)
54,525,559	2,081,220	16,914,900	1,672	8,050	2,078,174	—	39,697,631	39,701,601
333,865,661	45,552,885	63,775,461	1,672	2,443,812	12,719,929	233,735	96,455,892	318,088,569

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc.
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

(b)	The rate shown is the annualized seven-day yield at period end.

S&P: Standard & Poor's
SPDR: Standard & Poor's Depositary Receipt
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$249,479,790	$—	$—	$249,479,790
Exchange-Traded Funds	104,018,723	—	—	104,018,723
Short-Term Investments	68,608,779	—	—	68,608,779
Total	$422,107,292	$—	$—	$422,107,292
The accompanying notes are an integral part of the financial statements.

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Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2023

Assets
Investments in non-affiliated Underlying Funds, at value (cost $97,007,958)	$104,018,723
Investments in affiliated Underlying Funds, at value (cost $339,084,853)	318,088,569
Cash	10,000
Receivable for Fund shares sold	23,234
Other assets	10,399
Total assets	422,150,925
Liabilities
Payable for Fund shares redeemed	82,737
Accrued management fee	36,100
Accrued Trustees' fees	5,805
Other accrued expenses and payables	305,371
Total liabilities	430,013
Net assets, at value	$421,720,912
Net Assets Consist of
Distributable earnings (loss)	(4,333,287)
Paid-in capital	426,054,199
Net assets, at value	$421,720,912
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($51,031,151 ÷ 4,006,960 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.74
Class B
Net Asset Value, offering and redemption price per share ($370,689,761 ÷ 29,134,598 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.72
for the year ended December 31, 2023

Investment Income
Income:
Dividends	$3,977,068
Income distributions from affiliated Underlying Funds	12,719,929
Total income	16,696,997
Expenses:
Management fee	421,151
Administration fee	408,516
Services to shareholders	1,503
Record keeping fee (Class B)	486,353
Distribution service fee (Class B)	931,556
Custodian fee	3,123
Professional fees	73,746
Reports to shareholders	27,496
Registration fees	1
Trustees' fees and expenses	18,205
Other	11,498
Total expenses	2,383,148
Net investment income	14,313,849
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Sale of affiliated Underlying Funds	1,672
Capital gain distributions from affiliated Underlying Funds	233,735
235,407
Change in net unrealized appreciation (depreciation) on:
Affiliated Underlying Funds	2,443,812
Non-affiliated Underlying Funds	6,334,022
8,777,834
Net gain (loss)	9,013,241
Net increase (decrease) in net assets resulting from operations	$23,327,090
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2023	2022
Operations:
Net investment income	$14,313,849	$26,459,643
Net realized gain (loss)	235,407	5,513,392
Change in net unrealized appreciation (depreciation)	8,777,834	(68,849,097)
Net increase (decrease) in net assets resulting from operations	23,327,090	(36,876,062)
Distributions to shareholders:
Class A	(3,667,936)	(3,486,882)
Class B	(27,346,396)	(29,085,224)
Total distributions	(31,014,332)	(32,572,106)
Fund share transactions:
Class A
Proceeds from shares sold	4,314,432	8,154,196
Reinvestment of distributions	3,667,936	3,486,882
Payments for shares redeemed	(2,401,585)	(5,596,341)
Net increase (decrease) in net assets from Class A share transactions	5,580,783	6,044,737
Class B
Proceeds from shares sold	7,854,171	17,581,298
Reinvestment of distributions	27,346,396	29,085,224
Payments for shares redeemed	(33,896,495)	(55,362,431)
Net increase (decrease) in net assets from Class B share transactions	1,304,072	(8,695,909)
Increase (decrease) in net assets	(802,387)	(72,099,340)
Net assets at beginning of period	422,523,299	494,622,639
Net assets at end of period	$421,720,912	$422,523,299

Other Information
Class A
Shares outstanding at beginning of period	3,557,543	3,126,054
Shares sold	341,343	590,731
Shares issued to shareholders in reinvestment of distributions	300,404	250,494
Shares redeemed	(192,330)	(409,736)
Net increase (decrease) in Class A shares	449,417	431,489
Shares outstanding at end of period	4,006,960	3,557,543
Class B
Shares outstanding at beginning of period	28,995,732	29,598,447
Shares sold	625,239	1,281,615
Shares issued to shareholders in reinvestment of distributions	2,236,010	2,086,458
Shares redeemed	(2,722,383)	(3,970,788)
Net increase (decrease) in Class B shares	138,866	(602,715)
Shares outstanding at end of period	29,134,598	28,995,732
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 11

Financial Highlights
DWS Alternative Asset Allocation VIP — Class A
	Years Ended December 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$12.99	$15.13	$13.70	$13.35	$12.10
Income (loss) from investment operations:
Net investment income[a]	.47	.88	1.04	.29	.40
Net realized and unrealized gain (loss)	.29	(1.93)	.69	.40	1.35
Total from investment operations	.76	(1.05)	1.73	.69	1.75
Less distributions from:
Net investment income	(.89 )	(1.08)	(.30 )	(.34 )	(.50 )
Net realized gains	(.12 )	(.01 )	—	—	—
Total distributions	(1.01)	(1.09)	(.30 )	(.34 )	(.50 )
Net asset value, end of period	$12.74	$12.99	$15.13	$13.70	$13.35
Total Return (%)[b]	6.19	(7.42)	12.74	5.71	14.68 [c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51	46	47	37	34
Ratio of expenses before expense reductions (%)[d,e]	.23	.23	.23	.23	.56
Ratio of expenses after expense reductions (%)[d,e]	.23	.23	.23	.23	.23
Ratio of net investment income (%)	3.76	6.44	7.13	2.29	3.09
Portfolio turnover rate (%)	0	12	19	18	10

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]
The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[e]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

DWS Alternative Asset Allocation VIP — Class B
	Years Ended December 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$12.98	$15.11	$13.68	$13.34	$12.09
Income (loss) from investment operations:
Net investment income[a]	.42	.80	.93	.24	.37
Net realized and unrealized gain (loss)	.28	(1.90)	.75	.41	1.34
Total from investment operations	.70	(1.10)	1.68	.65	1.71
Less distributions from:
Net investment income	(.84 )	(1.02)	(.25 )	(.31 )	(.46 )
Net realized gains	(.12 )	(.01 )	—	—	—
Total distributions	(.96 )	(1.03)	(.25 )	(.31 )	(.46 )
Net asset value, end of period	$12.72	$12.98	$15.11	$13.68	$13.34
Total Return (%)[b]	5.67	(7.74)	12.35 [c]	5.32 [c]	14.35 [c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	371	376	447	427	349
Ratio of expenses before expense reductions (%)[d,e]	.61	.61	.61	.61	.92
Ratio of expenses after expense reductions (%)[d,e]	.61	.61	.60	.59	.52
Ratio of net investment income (%)	3.35	5.81	6.37	1.94	2.90
Portfolio turnover rate (%)	0	12	19	18	10

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]
The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[e]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 13

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Alternative Asset Allocation VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated DWS funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by DWS Investment Management Americas, Inc. or one of its affiliates, together the “Underlying DWS Funds”), non-affiliated exchange-traded funds (“Non-affiliated ETFs”), non-affiliated exchange-traded notes (“Non-affiliated ETNs”) and derivative investments. Non-affiliated ETFs, Non-affiliated ETNs and Underlying DWS Funds are collectively referred to as “Underlying Funds.” During the year ended December 31, 2023, the Fund primarily invested in Underlying DWS Funds and non-affiliated ETFs. Each Underlying DWS Fund’s accounting policies and investment holdings are outlined in the Underlying DWS Funds’ financial statements and are available upon request.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Investments in mutual funds are valued at the net asset value per share of each class of the Underlying DWS Funds and are categorized as Level 1.
ETFs and ETNs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs and ETNs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETFs and ETNs securities are generally categorized as Level 1.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

14 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

The Fund has reviewed the tax positions for the open tax years as of December 31, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2023, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$14,193,248
Undistributed long-term capital gains	$210,387
Net unrealized appreciation (depreciation) on investments	$(18,736,922)
At December 31, 2023, the aggregate cost of investments for federal income tax purposes was $440,844,214. The net unrealized depreciation for all investments based on tax cost was $18,736,922. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $20,258,288 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $38,995,210.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2023	2022
Distributions from ordinary income*	$27,187,079	$32,107,445
Distributions from long-term capital gains	$3,827,253	$464,661

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.
B.
Purchases and Sales of Securities
During the year ended December 31, 2023, purchases and sales of affiliated Underlying Funds (excluding short-term investments) aggregated $16,384,434 and $0, respectively. Purchases and sales of Non-affiliated ETFs aggregated $8,871,686 and $0, respectively.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 15

C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
RREEF America L.L.C. (“RREEF”), an indirect, wholly owned subsidiary of DWS Group, acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, RREEF provides investment management services to the portions of the Fund’s portfolio allocated to direct investments in global real estate and global infrastructure securities. RREEF is paid by the Advisor for the services RREEF provides to the Fund. As of the date of this report, the Fund obtained its exposure to global real estate and global infrastructure securities indirectly through investments in other Underlying Funds.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
On assets invested in exchange-traded funds and mutual funds	.10%
On assets invested in all other assets not considered exchange-traded funds and mutual funds	1.00%
Accordingly, for the year ended December 31, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.10% of the Fund’s average daily net assets.
In addition, the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.
The Fund does not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund’s outstanding shares. At December 31, 2023, the Fund held approximately 34% of DWS Emerging Markets Fixed Income Fund, 5% of DWS Enhanced Commodity Strategy Fund, 8% of DWS ESG Liquidity Fund, 34% of DWS Floating Rate Fund, 17% of DWS Global Macro Fund and 6% of DWS RREEF Global Infrastructure Fund.
For the period from January 1, 2023 through September 30, 2023, the Advisor had contractually agreed to waive its fees and/or reimburse Fund expenses to the extent necessary to maintain the total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.00%
Class B	1.39%
Effective October 1, 2023 through September 30, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse Fund expenses to the extent necessary to maintain the total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.02%
Class B	1.40%
The Fund indirectly bears its proportionate share of fees and expenses, including the management fee paid to DIMA or other investment advisor, incurred by the Underlying Funds in which it is invested.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2023, the Administration Fee was $408,516, of which $34,421 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency

16 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2023
Class A	$286	$48
Class B	391	72
	$677	$120
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of the average daily net assets of Class B shares. For the year ended December 31, 2023, the Distribution Service Fee aggregated $931,556, of which $77,998 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,417, of which $33 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.
D.
Ownership of the Fund
At December 31, 2023, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 75% and 19%, respectively. Two participating insurance companies were the owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 82% and 11%, respectively.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 17

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Alternative Asset Allocation VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Alternative Asset Allocation VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2024

18 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF”) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging” shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index” that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 19

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund’s annualized expense ratios used to calculate the expense estimate in the tables. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2023 to December 31, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2023

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/23	$1,000.00	$1,000.00
Ending Account Value 12/31/23	$1,036.60	$1,034.10
Expenses Paid per $1,000*	$1.18	$3.13
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/23	$1,000.00	$1,000.00
Ending Account Value 12/31/23	$1,024.05	$1,022.13
Expenses Paid per $1,000*	$1.17	$3.11

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios**	Class A	Class B
Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	.23%	.61%

**
The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

20 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Tax Information (Unaudited)
The Fund paid distributions of $0.12 per share from net long-term capital gains during its year ended December 31, 2023.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $259,000 as capital gain dividends for its year ended December 31, 2023.
For corporate shareholders, 4% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2023, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 21

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Alternative Asset Allocation VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and RREEF America L.L.C. (“RREEF”), an affiliate of DIMA, in September 2023.
In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:
—
During the entire process, all of the  Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, profitability, economies of scale, and fall-out benefits from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant as part of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF's personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board

22 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

noted that, for the one-, three- and five-year periods ended December 31, 2022, the Fund’s performance (Class A shares) was in the 3rd quartile, 1st quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2022.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2022). With respect to any sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2022, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees, but inclusive of acquired fund fees and expenses) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 23

products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

24 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	68	—
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President and Chief Risk Management
Officer, First Chicago NBD Corporation/The First National Bank of Chicago
(1996–1998); Executive Vice President and Head of International Banking
(1995–1996); Not-for-Profit Directorships: Window to the World
Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago;
Former Directorships: Director and Chairman of the Board,
Healthways Inc.[2] (population well-being and wellness services)
(2003–2014); Stockwell Capital Investments PLC (private equity); Enron
Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook
Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company) (2003–2021); and Prisma Energy International; Former Not-for-
Profit Directorships: Public Radio International; Palm Beach Civic Assn.
		68	—
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Board Member or Advisory Board Member since 2023[3]	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987–present); Directorships: The Meritex Company (2017–present); Driessen Water, Inc. (2016–present); and The Hardenbergh Foundation (2021–present); Former Directorships: Mairs & Power Funds Trust (mutual funds) (2010–2022); and Crescent Electric Supply Company (2010–2019)	21[4]	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge
(law firm) (1988–1990); Vice President of Corporate Affairs and General
Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former
Chairman of the Board, Southwest Florida Community Foundation
(charitable organization); Former Directorships: ICI Mutual Insurance
Company (2007–2015); Sun Capital Advisers Trust (mutual funds)
(2007–2012); Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance,
executive committees)
		68	—

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 25

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor of Finance,
The Wharton School, University of Pennsylvania (1972–present); formerly:
Director, The Wharton Financial Institutions Center (1994–2020); Vice Dean
and Director, Wharton Undergraduate Division (1995–2000) and Director,
The Lauder Institute of International Management Studies (2000–2006);
Member FDIC Systemic Risk Advisory Committee (2011–present), member Systemic Risk Council (2012–present) and member of the
Advisory Board of the Yale Program on Financial Stability (2013–present);
Former Directorships: Co-Chair of the Shadow Financial Regulatory
Committee (2003–2015), Executive Director of The Financial Economists
Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013),
Director of The Aberdeen Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007–2021) and Nonexecutive Director of Barclays
Bank DE (2010–2018)
		68	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President and General Counsel, RLJ Lodging Trust[2] (since 2023); formerly Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (since July 2023); Formerly: Executive
Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive
Committee, Philadelphia Chamber of Commerce (2001–2007); Director,
Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson
Foundation (charitable organization) (1994–2012); President, Chief
Executive Officer and Director (1994–2020) and Senior Advisor
(2020–2021), The Pew Charitable Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare)
(2009–2021); Director, Becton Dickinson and Company[2] (medical technology company) (2012–2022)
		68	Director, The Bridgespan Group (nonprofit organization) (since October 2020)
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present); Directorships: Advisory Board Member, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	68	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	68	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Head of Americas CEO Office, DWS (2023–present), Head of Fund Administration, Head of Product
Americas and Head of U.S. Mutual Funds, DWS (2017–present); Vice President, DWS Service Company
(2018–present); President, DB Investment Managers, Inc. (2018–present); President and Chief Executive
Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2017–present); Vice President, DWS Investment Management Americas, Inc.
(2023–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the
DWS funds (2013–2019); Secretary, DWS USA Corporation (2018–2023); Assistant Secretary, DWS
Investment Management Americas, Inc. (2018–2023); Assistant Secretary, DWS Trust Company
(2018–2023); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020); Assistant Secretary, DWS Distributors, Inc.
(2018–2023); Directorships: Director of DWS Service Company (2018–present); Director of DB
Investment Managers, Inc. (2018–present); Director of Episcopalian Charities of New York
(2018–present); Interested Director of The European Equity Fund, Inc., The New Germany Fund, Inc. and
The Central and Eastern Europe Fund, Inc. (2020–present); Director of ICI Mutual Insurance Company
(2020–present); Director of DWS USA Corporation (2023–present); Director of DWS Investment
Management Americas, Inc. (2023–present); and Manager of DBX Advisors LLC. (2023–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas,
Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX
ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and
Assistant Secretary, DBX ETF Trust (2019–2020)

26 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Ciara Crawford[9] (1984) Assistant Secretary, 2019–present
Fund Administration (Specialist), DWS (2015–present); Assistant Secretary, DWS Service Company
(2018–present); Assistant Secretary of U.S. Mutual Funds, DWS (2019–present); Assistant Secretary,
DWS USA Corporation (2023–present); Assistant Secretary, DBX Advisors, LLC (2023–present);
Assistant Secretary, DWS Investment Management Americas, Inc. (2023–present); Assistant Clerk, DWS
Trust Company (2023–present); formerly, Legal Assistant at Accelerated Tax Solutions

Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and
Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present);
formerly: Assistant Treasurer for the DWS funds (2007–2018)

Yvonne Wong[8] (1960) Assistant Treasurer, since December 1, 2023	Fund Administration (Senior Analyst), DWS; Assistant Treasurer, DBX ETF Trust (since November 14, 2023)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS
Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer,
The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The
European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer,
DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary,
Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017);
and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company
(2021–present); AML Officer, DBX ETF Trust (2021–present); AML Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2021–present);
formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Daugherty are each an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity
500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds,
Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS
Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS
Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Daugherty are each a Board Member of each other Trust.

[4]
Mr. Perry and Ms. Daugherty each oversees 21 funds in the DWS Fund Complex as a Board Member of various Trusts. Mr. Perry and
Ms. Daugherty are each an Advisory Board Member of various Trusts/Corporations comprised of 47 funds in the DWS
Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”
of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, New York 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 27

VS2AAA-2  (R-025824-13 2/24)

December 31, 2023
Annual Report
Deutsche DWS Variable Series II
DWS CROCI® U.S. VIP

Contents
3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Other Information
21	Information About Your Fund's Expenses
22	Tax Information
22	Proxy Voting
23	Advisory Agreement Board Considerations and Fee Evaluation
26	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. The Fund will be managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the Fund. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Performance SummaryDecember 31, 2023 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of each prospectus dated May 1, 2023 are 0.79% and 1.12% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31
Russell 1000® Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies that are included in the Russell 1000 Index. Value-oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values. Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Prior to May 1, 2017, the Fund operated with a different investment strategy. Prior to October 3, 2016, the Fund had a team that operated with a different investment strategy. Performance would have been different if the Fund’s current strategy had been in effect.

Comparative Results
DWS CROCI® U.S. VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,076	$12,943	$15,116	$16,390
	Average annual total return	20.76%	8.98%	8.61%	5.06%
Russell 1000® Value Index	Growth of $10,000	$11,146	$12,899	$16,779	$22,399
	Average annual total return	11.46%	8.86%	10.91%	8.40%
DWS CROCI® U.S. VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$12,037	$12,817	$14,873	$15,891
	Average annual total return	20.37%	8.63%	8.26%	4.74%
Russell 1000® Value Index	Growth of $10,000	$11,146	$12,899	$16,779	$22,399
	Average annual total return	11.46%	8.86%	10.91%	8.40%
The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 3

Management Summary December 31, 2023 (Unaudited)
The Fund returned 20.76% (Class A shares, unadjusted for contract charges) in 2023 and strongly outperformed the 11.46% return of its benchmark, the Russell 1000® Value Index.
U.S. equities produced a strong gain in 2023. Investors were encouraged by economic data and corporate earnings results that exceeded the depressed expectations in place at the beginning of the year. In addition, the U.S. Federal Reserve (Fed) slowed the pace of its interest rate increases as inflation waned. Late in the year, market participants began to anticipate that the Fed would start to cut rates in 2024. This favorable shift caused equities to move sharply higher in November and December, propelling the index near an all-time high by year-end.
This methodology worked well in 2023 by helping us identify opportunities in the information technology, communication services, and consumer discretionary sectors. Our resulting overweights in these categories contributed to performance, as did stock selection. In technology, we benefited from holdings in the mega-cap stocks Microsoft Corp.* and Apple, Inc. We also held positions in a wide range of semiconductor companies that outperformed, including QUALCOMM, Inc. and KLA Corp. An overweight in Alphabet, Inc. (parent of Google), which joined Apple and Microsoft among the mega-cap leaders in 2023, helped performance in communication services. In consumer discretionary, the largest contribution came from the homebuilding stock D.R. Horton, Inc. Rising mortgage rates led to a shortage of existing homes coming to the market, prompting buyers to turn to new construction.
Our stock selection process also contributed to performance in the energy, financials, and industrials sectors. On the other hand, a few holdings in healthcare stood out as detractors in the period. Bristol-Myers Squibb Co.* was a notable laggard due to weaker-than-expected growth and concerns about its pipeline of new drugs. Another healthcare stock, Pfizer, Inc.,* also hurt results. The stock lagged considerably on slowing COVID-19 vaccine sales, muted enthusiasm about its pipeline, and its lack of success in the market for weight loss drugs. Merck & Co, Inc. and Gilead Sciences, Inc. also detracted from Fund performance in the sector. On the positive side, the strong showing for our positions in Vertex Pharmaceuticals, Inc., and Regeneron Pharmaceuticals, Inc. made up for much of the shortfall and helped our holdings finish in line with the larger healthcare sector.
Although the U.S. market produced a robust headline return in 2023, much of the gain was the result of sizable outperformance for a very narrow group of companies. On the other hand, many segments of the market delivered only muted total returns. We would also note that the least expensive quintile of stocks is trading near a historical discount to the broader market, indicating the wide dispersion of performance over the past year. Not least, many of the macroeconomic headwinds that caused investors to gravitate to the handful of mega-cap technology stocks — particularly high inflation and rising rates — appear to be abating. We believe these factors create fertile conditions for bottom-up investors to continue adding value through individual stock selection in the year ahead.
Di Kumble, CFA, Senior Portfolio Manager Equity
John Moody, Portfolio Manager Equity
Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Terms to Know
The Russell 1000 Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies that are included in the Russell 1000® Index. Value-oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Stock selection refers to the performance of the Fund’s holdings in a given sector relative to the sector as a whole.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Overweight means that a fund holds a higher weighting in a given sector or security than its benchmark index. Underweight means that a fund holds a lower weighting.
*
Not held at December 31, 2023.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 5

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio)	12/31/23	12/31/22
Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	12/31/23	12/31/22
Information Technology	24%	28%
Health Care	22%	23%
Communication Services	14%	8%
Financials	11%	11%
Consumer Discretionary	10%	10%
Industrials	6%	5%
Energy	6%	5%
Materials	4%	6%
Consumer Staples	3%	4%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 7.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Investment Portfolioas of December 31, 2023

	Shares	Value ($)
Common Stocks 99.3%
Communication Services 13.8%
Entertainment 1.6%
Warner Bros Discovery, Inc.*	186,564	2,123,098
Interactive Media & Services 8.2%
Alphabet, Inc. "A"*	45,048	6,292,755
Meta Platforms, Inc. "A"*	13,280	4,700,589
		10,993,344
Media 3.2%
Comcast Corp. "A"	7,485	328,217
Fox Corp. "A"	131,126	3,890,509
		4,218,726
Wireless Telecommunication Services 0.8%
T-Mobile U.S., Inc.	6,868	1,101,146
Consumer Discretionary 10.2%
Hotels, Restaurants & Leisure 1.7%
Boyd Gaming Corp.	36,110	2,260,847
Household Durables 5.2%
D.R. Horton, Inc.	41,470	6,302,611
Garmin Ltd.	4,724	607,223
		6,909,834
Specialty Retail 2.6%
AutoNation, Inc.*	9,538	1,432,417
Best Buy Co., Inc.	4,585	358,914
Lowe's Companies, Inc.	4,357	969,650
Signet Jewelers Ltd.	6,767	725,828
		3,486,809
Textiles, Apparel & Luxury Goods 0.7%
Tapestry, Inc.	26,444	973,404
Consumer Staples 3.4%
Beverages 0.5%
Molson Coors Beverage Co. "B"	10,352	633,646
Consumer Staples Distribution & Retail 0.7%
Kroger Co.	20,848	952,962
Food Products 1.2%
Archer-Daniels-Midland Co.	10,469	756,071
Conagra Brands, Inc.	31,034	889,434
		1,645,505
Tobacco 1.0%
Altria Group, Inc.	32,752	1,321,216
Energy 5.7%
Oil, Gas & Consumable Fuels 5.7%
Coterra Energy, Inc.	36,775	938,498
Exxon Mobil Corp.	15,539	1,553,589
Marathon Petroleum Corp.	11,958	1,774,089
Phillips 66	3,780	503,269
	Shares	Value ($)
Pioneer Natural Resources Co.	8,685	1,953,083
Valero Energy Corp.	6,543	850,590
		7,573,118
Financials 11.2%
Banks 2.9%
JPMorgan Chase & Co.	19,819	3,371,212
Wells Fargo & Co.	9,097	447,754
		3,818,966
Capital Markets 1.2%
State Street Corp.	20,585	1,594,514
Consumer Finance 7.1%
Capital One Financial Corp.	18,537	2,430,572
Discover Financial Services	40,661	4,570,296
Synchrony Financial	66,224	2,529,095
		9,529,963
Health Care 21.8%
Biotechnology 8.5%
AbbVie, Inc.	6,776	1,050,077
Amgen, Inc.	1,454	418,781
Gilead Sciences, Inc.	45,216	3,662,948
Regeneron Pharmaceuticals, Inc.*	4,087	3,589,571
Vertex Pharmaceuticals, Inc.*	6,457	2,627,289
		11,348,666
Health Care Equipment & Supplies 2.9%
Edwards Lifesciences Corp.*	7,555	576,069
Hologic, Inc.*	20,022	1,430,572
Medtronic PLC	22,311	1,837,980
		3,844,621
Health Care Providers & Services 0.9%
HCA Healthcare, Inc.	1,253	339,162
Laboratory Corp. of America Holdings	4,078	926,888
		1,266,050
Pharmaceuticals 9.5%
Johnson & Johnson	28,650	4,490,601
Merck & Co., Inc.	61,387	6,692,411
Viatris, Inc.	137,834	1,492,742
		12,675,754
Industrials 6.0%
Electrical Equipment 0.3%
Acuity Brands, Inc.	2,016	412,937
Machinery 4.1%
Cummins, Inc.	5,998	1,436,941
Deere & Co.	1,829	731,362
PACCAR, Inc.	34,094	3,329,279
		5,497,582
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 7

	Shares	Value ($)
Professional Services 1.2%
ManpowerGroup, Inc.	4,292	341,085
Robert Half, Inc.	8,332	732,550
SS&C Technologies Holdings, Inc.	9,673	591,117
		1,664,752
Trading Companies & Distributors 0.4%
Ferguson PLC	2,521	486,730
Information Technology 23.7%
Communications Equipment 2.6%
Cisco Systems, Inc.	69,305	3,501,289
Electronic Equipment, Instruments & Components 1.2%
Sanmina Corp.*	30,175	1,550,090
IT Services 2.4%
Cognizant Technology Solutions Corp. "A"	42,401	3,202,547
Semiconductors & Semiconductor Equipment 9.9%
Applied Materials, Inc.	11,833	1,917,775
Broadcom, Inc.	581	648,541
KLA Corp.	2,841	1,651,473
Lam Research Corp.	942	737,831
Microchip Technology, Inc.	18,616	1,678,791
NXP Semiconductors NV	3,818	876,918
ON Semiconductor Corp.*	15,987	1,335,394
QUALCOMM, Inc.	21,276	3,077,148
Skyworks Solutions, Inc.	11,957	1,344,206
		13,268,077
	Shares	Value ($)
Technology Hardware, Storage & Peripherals 7.6%
Apple, Inc.	20,987	4,040,627
Dell Technologies, Inc. "C"	13,611	1,041,241
Hewlett Packard Enterprise Co.	302,323	5,133,445
		10,215,313
Materials 3.5%
Chemicals 0.2%
LyondellBasell Industries NV "A"	3,288	312,623
Construction Materials 1.0%
CRH PLC	18,409	1,273,167
Metals & Mining 2.3%
Nucor Corp.	17,684	3,077,723
Total Common Stocks (Cost $112,830,750)		132,735,019
Cash Equivalents 0.6%
DWS Central Cash Management Government Fund, 5.38% (a) (Cost $748,795)	748,795	748,795

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $113,579,545)	99.9	133,483,814
Other Assets and Liabilities, Net	0.1	123,385
Net Assets	100.0	133,607,199
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2023 are as follows:
Value ($) at 12/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2023	Value ($) at 12/31/2023
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.27% (a) (b)
—	0 (c)	—	—	—	2,105	—	—	—
Cash Equivalents 0.6%
DWS Central Cash Management Government Fund, 5.38% (a)
1,132,870	8,000,585	8,384,660	—	—	46,245	—	748,795	748,795
1,132,870	8,000,585	8,384,660	—	—	48,350	—	748,795	748,795

*	Non-income producing security.
(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2023.
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$132,735,019	$—	$—	$132,735,019
Short-Term Investments	748,795	—	—	748,795
Total	$133,483,814	$—	$—	$133,483,814

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 9

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2023

Assets
Investments in non-affiliated securities, at value (cost $112,830,750)	$132,735,019
Investment in DWS Central Cash Management Government Fund (cost $748,795)	748,795
Receivable for Fund shares sold	78
Dividends receivable	308,112
Interest receivable	4,112
Other assets	3,036
Total assets	133,799,152
Liabilities
Payable for Fund shares redeemed	42,670
Accrued management fee	59,725
Accrued Trustees' fees	2,330
Other accrued expenses and payables	87,228
Total liabilities	191,953
Net assets, at value	$133,607,199
Net Assets Consist of
Distributable earnings (loss)	18,996,860
Paid-in capital	114,610,339
Net assets, at value	$133,607,199
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($130,971,909 ÷ 8,399,063 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$15.59
Class B
Net Asset Value, offering and redemption price per share ($2,635,290 ÷ 168,337 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$15.65
for the year ended December 31, 2023

Investment Income
Income:
Dividends (net of foreign taxes withheld of $1,196)	$2,914,533
Income distributions — DWS Central Cash Management Government Fund	46,245
Securities lending income, net of borrower rebates	2,105
Total income	2,962,883
Expenses:
Management fee	749,924
Administration fee	121,238
Services to shareholders	1,052
Record keeping fee (Class B)	1,758
Distribution service fee (Class B)	6,517
Custodian fee	2,615
Audit fee	50,161
Legal fees	14,689
Tax fees	7,206
Reports to shareholders	23,550
Trustees' fees and expenses	6,291
Other	7,157
Total expenses before expense reductions	992,158
Expense reductions	(130,297)
Total expenses after expense reductions	861,861
Net investment income	2,101,022
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,384,818)
Change in net unrealized appreciation (depreciation) on investments	23,072,209
Net gain (loss)	21,687,391
Net increase (decrease) in net assets resulting from operations	$23,788,413
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2023	2022
Operations:
Net investment income	$2,101,022	$2,130,475
Net realized gain (loss)	(1,384,818)	(1,438,266)
Change in net unrealized appreciation (depreciation)	23,072,209	(23,764,440)
Net increase (decrease) in net assets resulting from operations	23,788,413	(23,072,231)
Distributions to shareholders:
Class A	(2,083,297)	(4,211,106)
Class B	(36,527)	(84,944)
Total distributions	(2,119,824)	(4,296,050)
Fund share transactions:
Class A
Proceeds from shares sold	1,654,934	2,424,947
Reinvestment of distributions	2,083,297	4,211,106
Payments for shares redeemed	(10,456,836)	(12,164,638)
Net increase (decrease) in net assets from Class A share transactions	(6,718,605)	(5,528,585)
Class B
Proceeds from shares sold	52,175	160,562
Reinvestment of distributions	36,527	84,944
Payments for shares redeemed	(363,486)	(429,240)
Net increase (decrease) in net assets from Class B share transactions	(274,784)	(183,734)
Increase (decrease) in net assets	14,675,200	(33,080,600)
Net assets at beginning of period	118,931,999	152,012,599
Net assets at end of period	$133,607,199	$118,931,999

Other Information
Class A
Shares outstanding at beginning of period	8,866,757	9,269,906
Shares sold	117,364	175,252
Shares issued to shareholders in reinvestment of distributions	154,777	301,655
Shares redeemed	(739,835)	(880,056)
Net increase (decrease) in Class A shares	(467,694)	(403,149)
Shares outstanding at end of period	8,399,063	8,866,757
Class B
Shares outstanding at beginning of period	186,623	201,242
Shares sold	3,815	10,442
Shares issued to shareholders in reinvestment of distributions	2,698	6,050
Shares redeemed	(24,799)	(31,111)
Net increase (decrease) in Class B shares	(18,286)	(14,619)
Shares outstanding at end of period	168,337	186,623
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 11

Financial Highlights
DWS CROCI® U.S. VIP — Class A
	Years Ended December 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$13.14	$16.05	$12.92	$16.12	$13.46
Income (loss) from investment operations:
Net investment income[a]	.24	.23	.24	.28	.31
Net realized and unrealized gain (loss)	2.45	(2.68)	3.17	(2.47)	3.92
Total from investment operations	2.69	(2.45)	3.41	(2.19)	4.23
Less distributions from:
Net investment income	(.24 )	(.25 )	(.28 )	(.31 )	(.30 )
Net realized gains	—	(.21 )	—	(.70 )	(1.27)
Total distributions	(.24 )	(.46 )	(.28 )	(1.01)	(1.57)
Net asset value, end of period	$15.59	$13.14	$16.05	$12.92	$16.12
Total Return (%)[b]	20.76	(15.40)	26.69	(12.16)	32.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	131	116	149	130	153
Ratio of expenses before expense reductions (%)[c]	.79	.79	.78	.84	.84
Ratio of expenses after expense reductions (%)[c]	.68	.65	.71	.69	.70
Ratio of net investment income (%)	1.69	1.66	1.62	2.28	2.13
Portfolio turnover rate (%)	60	60	99	122	111

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

DWS CROCI® U.S. VIP — Class B
	Years Ended December 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$13.19	$16.11	$12.97	$16.17	$13.50
Income (loss) from investment operations:
Net investment income[a]	.19	.19	.19	.24	.27
Net realized and unrealized gain (loss)	2.47	(2.69)	3.19	(2.47)	3.92
Total from investment operations	2.66	(2.50)	3.38	(2.23)	4.19
Less distributions from:
Net investment income	(.20 )	(.21 )	(.24 )	(.27 )	(.25 )
Net realized gains	—	(.21 )	—	(.70 )	(1.27)
Total distributions	(.20 )	(.42 )	(.24 )	(.97 )	(1.52)
Net asset value, end of period	$15.65	$13.19	$16.11	$12.97	$16.17
Total Return (%)[b]	20.37	(15.67)	26.27	(12.41)	32.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	3	3	4
Ratio of expenses before expense reductions (%)[c]	1.12	1.12	1.10	1.16	1.16
Ratio of expenses after expense reductions (%)[c]	1.00	.97	1.02	1.00	1.02
Ratio of net investment income (%)	1.38	1.33	1.33	1.96	1.82
Portfolio turnover rate (%)	60	60	99	122	111

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 13

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS CROCI® U.S. VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

14 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2023, the Fund invested the cash collateral, if any, into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of December 31, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2023, the Fund had no securities on loan.
Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
At December 31, 2023, the Fund had net tax basis capital loss carryforwards of $2,779,707 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 15

may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2023, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$2,051,213
Capital loss carryforwards	$(2,779,707)
Net unrealized appreciation (depreciation) on investments	$19,725,354
At December 31, 2023, the aggregate cost of investments for federal income tax purposes was $113,758,460. The net unrealized appreciation for all investments based on tax cost was $19,725,354. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $20,679,496 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $954,142.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2023	2022
Distributions from ordinary income*	$2,119,824	$2,878,028
Distributions from long-term capital gains	$—	$1,418,022

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended December 31, 2023, purchases and sales of investment securities (excluding short-term investments) aggregated $74,210,112 and $81,018,998, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

16 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.600%
Next $750 million of such net assets	.575%
Next $1.5 billion of such net assets	.550%
Next $2.5 billion of such net assets	.525%
Next $2.5 billion of such net assets	.500%
Next $2.5 billion of such net assets	.475%
Next $2.5 billion of such net assets	.450%
Over $12.5 billion of such net assets	.425%
Accordingly, for the year ended December 31, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.60% of the Fund’s average daily net assets.
For the period from January 1, 2023 through April 30, 2023, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.65%
Class B	.97%
For the period from May 1, 2023 through September 30, 2023, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.71%
Class B	1.02%
Effective October 1, 2023 through September 30, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.68%
Class B	1.00%
For the year ended December 31, 2023, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$127,230
Class B	3,067
$130,297
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2023, the Administration Fee was $121,238, of which $10,762 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 17

shareholder servicing fee it receives from the Fund. For the year ended December 31, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2023
Class A	$510	$85
Class B	318	55
	$828	$140
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2023, the Distribution Service Fee aggregated $6,517, of which $565 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,145, of which $623 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2023, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $158.
D.
Ownership of the Fund
At December 31, 2023, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 94%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 56% and 14%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2023.

18 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS CROCI® U.S. VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS CROCI® U.S. VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2024

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 19

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF”) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging” shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index” that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

20 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2023 to December 31, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2023

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/23	$1,000.00	$1,000.00
Ending Account Value 12/31/23	$1,081.10	$1,079.30
Expenses Paid per $1,000*	$3.67	$5.29
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/23	$1,000.00	$1,000.00
Ending Account Value 12/31/23	$1,021.68	$1,020.11
Expenses Paid per $1,000*	$3.57	$5.14

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	.70%	1.01%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 21

Tax Information (Unaudited)
For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2023, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

22 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS CROCI® U.S. VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2023.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the  Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, profitability, economies of scale, and fall-out benefits from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant as part of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2022, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 23

one-, three- and five-year periods ended December 31, 2022. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2023. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2022). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2022, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA

24 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 25

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	68	—
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President and Chief Risk Management
Officer, First Chicago NBD Corporation/The First National Bank of Chicago
(1996–1998); Executive Vice President and Head of International Banking
(1995–1996); Not-for-Profit Directorships: Window to the World
Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago;
Former Directorships: Director and Chairman of the Board,
Healthways Inc.[2] (population well-being and wellness services)
(2003–2014); Stockwell Capital Investments PLC (private equity); Enron
Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook
Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company) (2003–2021); and Prisma Energy International; Former Not-for-
Profit Directorships: Public Radio International; Palm Beach Civic Assn.
		68	—
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Board Member or Advisory Board Member since 2023[3]	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987–present); Directorships: The Meritex Company (2017–present); Driessen Water, Inc. (2016–present); and The Hardenbergh Foundation (2021–present); Former Directorships: Mairs & Power Funds Trust (mutual funds) (2010–2022); and Crescent Electric Supply Company (2010–2019)	21[4]	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge
(law firm) (1988–1990); Vice President of Corporate Affairs and General
Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former
Chairman of the Board, Southwest Florida Community Foundation
(charitable organization); Former Directorships: ICI Mutual Insurance
Company (2007–2015); Sun Capital Advisers Trust (mutual funds)
(2007–2012); Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance,
executive committees)
		68	—

26 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor of Finance,
The Wharton School, University of Pennsylvania (1972–present); formerly:
Director, The Wharton Financial Institutions Center (1994–2020); Vice Dean
and Director, Wharton Undergraduate Division (1995–2000) and Director,
The Lauder Institute of International Management Studies (2000–2006);
Member FDIC Systemic Risk Advisory Committee (2011–present), member Systemic Risk Council (2012–present) and member of the
Advisory Board of the Yale Program on Financial Stability (2013–present);
Former Directorships: Co-Chair of the Shadow Financial Regulatory
Committee (2003–2015), Executive Director of The Financial Economists
Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013),
Director of The Aberdeen Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007–2021) and Nonexecutive Director of Barclays
Bank DE (2010–2018)
		68	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President and General Counsel, RLJ Lodging Trust[2] (since 2023); formerly Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (since July 2023); Formerly: Executive
Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive
Committee, Philadelphia Chamber of Commerce (2001–2007); Director,
Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson
Foundation (charitable organization) (1994–2012); President, Chief
Executive Officer and Director (1994–2020) and Senior Advisor
(2020–2021), The Pew Charitable Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare)
(2009–2021); Director, Becton Dickinson and Company[2] (medical technology company) (2012–2022)
		68	Director, The Bridgespan Group (nonprofit organization) (since October 2020)
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present); Directorships: Advisory Board Member, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	68	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	68	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Head of Americas CEO Office, DWS (2023–present), Head of Fund Administration, Head of Product
Americas and Head of U.S. Mutual Funds, DWS (2017–present); Vice President, DWS Service Company
(2018–present); President, DB Investment Managers, Inc. (2018–present); President and Chief Executive
Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2017–present); Vice President, DWS Investment Management Americas, Inc.
(2023–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the
DWS funds (2013–2019); Secretary, DWS USA Corporation (2018–2023); Assistant Secretary, DWS
Investment Management Americas, Inc. (2018–2023); Assistant Secretary, DWS Trust Company
(2018–2023); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020); Assistant Secretary, DWS Distributors, Inc.
(2018–2023); Directorships: Director of DWS Service Company (2018–present); Director of DB
Investment Managers, Inc. (2018–present); Director of Episcopalian Charities of New York
(2018–present); Interested Director of The European Equity Fund, Inc., The New Germany Fund, Inc. and
The Central and Eastern Europe Fund, Inc. (2020–present); Director of ICI Mutual Insurance Company
(2020–present); Director of DWS USA Corporation (2023–present); Director of DWS Investment
Management Americas, Inc. (2023–present); and Manager of DBX Advisors LLC. (2023–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas,
Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX
ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and
Assistant Secretary, DBX ETF Trust (2019–2020)

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 27

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Ciara Crawford[9] (1984) Assistant Secretary, 2019–present
Fund Administration (Specialist), DWS (2015–present); Assistant Secretary, DWS Service Company
(2018–present); Assistant Secretary of U.S. Mutual Funds, DWS (2019–present); Assistant Secretary,
DWS USA Corporation (2023–present); Assistant Secretary, DBX Advisors, LLC (2023–present);
Assistant Secretary, DWS Investment Management Americas, Inc. (2023–present); Assistant Clerk, DWS
Trust Company (2023–present); formerly, Legal Assistant at Accelerated Tax Solutions

Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and
Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present);
formerly: Assistant Treasurer for the DWS funds (2007–2018)

Yvonne Wong[8] (1960) Assistant Treasurer, since December 1, 2023	Fund Administration (Senior Analyst), DWS; Assistant Treasurer, DBX ETF Trust (since November 14, 2023)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS
Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer,
The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The
European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer,
DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary,
Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017);
and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company
(2021–present); AML Officer, DBX ETF Trust (2021–present); AML Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2021–present);
formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Daugherty are each an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity
500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds,
Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS
Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS
Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Daugherty are each a Board Member of each other Trust.

[4]
Mr. Perry and Ms. Daugherty each oversees 21 funds in the DWS Fund Complex as a Board Member of various Trusts. Mr. Perry and
Ms. Daugherty are each an Advisory Board Member of various Trusts/Corporations comprised of 47 funds in the DWS
Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”
of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, New York 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

28 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Notes

Notes

Notes

VS2CUS-2  (R-025833-13 2/24)

December 31, 2023
Annual Report
Deutsche DWS Variable Series II
DWS Global Income Builder VIP

Contents
3	Performance Summary
5	Management Summary
7	Portfolio Summary
8	Investment Portfolio
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statements of Changes in Net Assets
23	Financial Highlights
25	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Other Information
36	Information About Your Fund's Expenses
37	Tax Information
37	Proxy Voting
38	Advisory Agreement Board Considerations and Fee Evaluation
41	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Performance SummaryDecember 31, 2023 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.
The gross expense ratios of the Fund, as stated in the fee table of each prospectus dated May 1, 2023 are 0.66% and 1.13% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31
MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 24 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.
The Blended Index 60/40 consists of a blend of 60% MSCI All Country World Index and 40% Bloomberg U.S. Universal Index.
Bloomberg U.S. Universal Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
The Advisor believes the additional Blended Index 60/40 and Bloomberg U.S. Universal Index, collectively, reflect the Fund’s asset allocations and generally represent the Fund’s overall investment process.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 3

Comparative Results
DWS Global Income Builder VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,489	$10,838	$14,102	$16,586
	Average annual total return	14.89%	2.72%	7.12%	5.19%
MSCI All Country World Index	Growth of $10,000	$12,220	$11,825	$17,404	$21,440
	Average annual total return	22.20%	5.75%	11.72%	7.93%
Blended Index 60/40	Growth of $10,000	$11,570	$10,744	$14,615	$17,624
	Average annual total return	15.70%	2.42%	7.89%	5.83%
Bloomberg U.S. Universal Index	Growth of $10,000	$10,617	$9,136	$10,741	$12,285
	Average annual total return	6.17%	–2.97%	1.44%	2.08%

Comparative Results
DWS Global Income Builder VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$11,455	$10,734	$13,901	$13,072
	Average annual total return	14.55%	2.39%	6.81%	4.85%
MSCI All Country World Index	Growth of $10,000	$12,220	$11,825	$17,404	$15,768
	Average annual total return	22.20%	5.75%	11.72%	8.37%
Blended Index 60/40	Growth of $10,000	$11,570	$10,744	$14,615	$13,895
	Average annual total return	15.70%	2.42%	7.89%	12.71%
Bloomberg U.S. Universal Index	Growth of $10,000	$10,617	$9,136	$10,741	$10,940
	Average annual total return	6.17%	–2.97%	1.44%	1.60%
The growth of $10,000 is cumulative.

*	Class B commenced operations on May 1, 2018.

4 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Management Summary December 31, 2023 (Unaudited)
The Fund returned 14.89% in 2023 (Class A shares, unadjusted for contract charges), underperforming the 15.70% return of its benchmark, the Blended Index 60/40. The index consists of a blend of 60% MSCI All Country World Index and 40% Bloomberg U.S. Universal Index. The two indexes returned 22.20% and 6.17%, respectively.
Global equities delivered robust gains in 2023. Investors were encouraged by economic data and corporate earnings results that exceeded the depressed expectations in place at the start of the year. In addition, major central banks slowed the pace of interest rate increases as inflation waned. Late in the year, investors began to anticipate that the U.S. Federal Reserve and other central banks would begin to cut rates in 2024 – a favorable shift that propelled equities sharply higher in November and December and helped stocks finish the year firmly in positive territory.
Bonds logged gains, albeit not to the extent of equities. After providing lackluster returns for most of 2023, the fixed-income markets surged in the fourth quarter on the improving interest-rate outlook. Credit-oriented areas of the market generally outperformed government issues due to positive investor sentiment and a larger contribution from yield.
The Fund’s underperformance was largely the result of our decision to maintain a defensive posture for most of the year in response to the backdrop of high inflation, rising interest rates, and muted global growth. This primarily took the form of an underweight in equities, which detracted from results. We increased the Fund’s weighting in stocks late in the period to take advantage of the market downturn that occurred from August 2023 onward, but we remained underweight at year-end.
Our preference for dividend stocks, which is consistent with the strategy’s income orientation, also played a role in the Fund’s underperformance. The category lagged due to its defensive nature and its large underweight in mega-cap U.S. technology stocks. However, we made up for some of the shortfall through an overweight allocation to Japan.
Our positioning decisions in the fixed-income portfolio contributed to relative performance. The Fund’s overweight in investment-grade corporates made the largest contribution. Positioning in high-yield bonds, asset-backed securities, commercial mortgage-backed securities, and collateralized loan obligations further helped results. On the other hand, an overweight in agency mortgage-backed securities detracted.
The Fund’s allocation to alternative investments, which stood at about 5% of assets as of December 31, 2023, did not keep pace with the Blended Index 60/40. Here, we invest in convertible securities and preferred stocks as a way to augment diversification and generate income with a lower degree of interest-rate risk than bonds. Convertibles, which benefited from the high representation of growth companies among the category’s issuers, performed well. On the other hand, preferred stocks produced more limited gains. The asset class has an above-average weighting in financials, which was a headwind during the regional banking crisis in the first quarter.
The Fund used derivatives during the past 12 months. On the equity side, we used futures on equity indexes both to hedge against volatility and to achieve our desired weightings in a more efficient manner than buying and selling individual securities. In the bond portfolio, we used interest-rate futures and swaps to manage duration, as well as other derivatives to manage the currency exposure of certain positions in foreign bonds and take positions in the foreign currency markets. In the aggregate, our use of derivatives was a net contributor. Derivatives are used to achieve the Fund’s risk and return objectives and should be evaluated within the context of the entire portfolio rather than as a standalone strategy.
We had a constructive outlook at year-end on the view that the Fed’s shift to a more accommodative policy should prove supportive for the markets. With that said, the November-December rally may have “pulled forward” some future performance and reduced the markets’ total return potential in 2024. We believe our multifaceted strategy can help the fund continue to capitalize on this potentially favorable investment backdrop while also guarding against the possibility of increased market volatility.
Darwei Kung, Head of Investment Strategy Liquid Real Assets
Di Kumble, CFA, Senior Portfolio Manager Equity
Kelly L. Beam, CFA, Head of Investment Strategy, Fixed Income
Daniel Park, Portfolio Manager Multi Asset & Solutions
Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 5

Terms to Know
Blended Index 60/40 consists of a blend of 60% MSCI All Country World Index and 40% Bloomberg U.S. Universal Index.
MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 24 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.
Bloomberg U.S. Universal Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Contribution and detraction incorporate both an investment's total return and its weighting in the Fund.
Overweight means that a fund holds a higher weighting in a given sector or security than its benchmark index. Underweight means that a fund holds a lower weighting.
Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.
Convertible securities are bonds that can be exchanged for equity at a pre-stated price. Convertibles generally offer higher income than is available from a common stock, but more appreciation potential than bonds.

6 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/23	12/31/22
Fixed Income	48%	34%
Corporate Bonds	20%	20%
Government & Agency Obligations	12%	6%
Mortgage-Backed Securities Pass-Throughs	6%	0%
Collateralized Mortgage Obligations	5%	1%
Asset-Backed	3%	5%
Commercial Mortgage-Backed Securities	2%	2%
Equity	44%	65%
Common Stocks	39%	59%
Exchange-Traded Funds	3%	3%
Preferred Stocks	2%	3%
Warrants	0%	0%
Rights	0%	—
Cash Equivalents	8%	1%
Cash Equivalents	8%	1%
	100%	100%

Sector Diversification (As a % of Equities, Preferred Securities, Rights, Warrants and Corporate Bonds)	12/31/23	12/31/22
Financials	24%	22%
Information Technology	15%	17%
Industrials	11%	8%
Consumer Discretionary	10%	7%
Health Care	9%	10%
Communication Services	8%	8%
Consumer Staples	6%	8%
Energy	6%	8%
Utilities	5%	4%
Real Estate	3%	4%
Materials	3%	4%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/23	12/31/22
United States	79%	64%
Japan	3%	4%
Canada	2%	3%
France	2%	2%
Switzerland	1%	3%
Netherlands	1%	2%
United Kingdom	1%	3%
Cayman Islands	0%	3%
Mexico	—	2%
Other	11%	14%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 8.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 7

Investment Portfolioas of December 31, 2023

	Shares	Value ($)
Common Stocks 42.3%
Communication Services 3.9%
Diversified Telecommunication Services 0.3%
AT&T, Inc.	14,800	248,344
KT Corp. (ADR)	2,000	26,880
Spark New Zealand Ltd.	28,868	94,471
		369,695
Entertainment 0.7%
Capcom Co. Ltd.	800	25,798
NetEase, Inc. (ADR)	1,423	132,567
Netflix, Inc.*	346	168,460
Nintendo Co., Ltd.	8,260	430,790
		757,615
Interactive Media & Services 2.0%
Alphabet, Inc. "A"*	5,117	714,794
Alphabet, Inc. "C"*	4,758	670,545
JOYY, Inc. (ADR)	600	23,820
Meta Platforms, Inc. "A"*	1,735	614,121
Tencent Holdings Ltd. (ADR) (a)	3,684	139,218
		2,162,498
Media 0.2%
Comcast Corp. "A"	800	35,080
Fox Corp. "B"	748	20,682
Interpublic Group of Companies, Inc.	3,345	109,181
Omnicom Group, Inc.	280	24,223
Trade Desk, Inc. "A"*	299	21,516
		210,682
Wireless Telecommunication Services 0.7%
KDDI Corp.	5,300	168,467
SoftBank Corp.	25,601	319,340
TIM SA (ADR)	7,800	144,066
T-Mobile U.S., Inc.	800	128,264
		760,137
Consumer Discretionary 4.5%
Automobile Components 0.4%
Aisin Corp.	1,200	41,848
Denso Corp.	4,300	64,614
Lear Corp.	788	111,273
Magna International, Inc.	4,504	266,117
		483,852
Automobiles 0.7%
Honda Motor Co., Ltd.	10,000	103,512
Isuzu Motors Ltd.	2,000	25,660
Tesla, Inc.*	1,497	371,975
Toyota Motor Corp.	12,700	233,003
		734,150
	Shares	Value ($)
Broadline Retail 1.1%
Alibaba Group Holding Ltd. (ADR)	1,524	118,125
Amazon.com, Inc.*	6,090	925,315
JD.com, Inc. (ADR)	1,708	49,344
PDD Holdings, Inc. (ADR)*	200	29,262
Prosus NV	1,568	46,795
		1,168,841
Distributors 0.1%
Genuine Parts Co.	200	27,700
LKQ Corp.	1,660	79,331
		107,031
Hotels, Restaurants & Leisure 0.7%
Airbnb, Inc. "A"*	200	27,228
Booking Holdings, Inc.*	23	81,586
Chipotle Mexican Grill, Inc.*	19	43,452
Darden Restaurants, Inc.	876	143,927
Evolution AB 144A	393	46,874
Genting Singapore Ltd.	68,200	51,641
La Francaise des Jeux SAEM 144A	3,275	118,807
Marriott International, Inc. "A"	143	32,248
Starbucks Corp.	2,300	220,823
Yum! Brands, Inc.	200	26,132
		792,718
Household Durables 0.2%
Garmin Ltd.	1,262	162,217
Panasonic Holdings Corp.	2,600	25,655
		187,872
Specialty Retail 1.1%
Best Buy Co., Inc.	2,077	162,588
H & M Hennes & Mauritz AB "B"	5,115	89,746
Home Depot, Inc.	536	185,751
Industria de Diseno Textil SA	8,896	387,464
Lowe's Companies, Inc.	1,300	289,315
TJX Companies, Inc.	1,372	128,707
USS Co., Ltd.	1,400	28,119
		1,271,690
Textiles, Apparel & Luxury Goods 0.2%
Deckers Outdoor Corp.*	72	48,127
NIKE, Inc. "B"	1,198	130,067
		178,194
Consumer Staples 3.5%
Beverages 0.7%
Ambev SA (ADR)	76,262	213,534
Coca-Cola Co.	5,069	298,716
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Shares	Value ($)
Monster Beverage Corp.*	2,692	155,086
PepsiCo, Inc.	684	116,171
		783,507
Consumer Staples Distribution & Retail 1.1%
Costco Wholesale Corp.	143	94,391
Jeronimo Martins SGPS SA	1,010	25,715
Sysco Corp.	3,435	251,201
Target Corp.	2,805	399,488
Tesco PLC	105,108	389,733
		1,160,528
Food Products 0.2%
General Mills, Inc.	900	58,626
Lamb Weston Holdings, Inc.	200	21,618
Nestle SA (Registered)	663	76,843
Salmar ASA	1,865	104,603
		261,690
Household Products 0.4%
Kimberly-Clark Corp.	200	24,302
Procter & Gamble Co.	2,531	370,893
		395,195
Personal Care Products 0.1%
Kenvue, Inc.	4,100	88,273
Tobacco 1.0%
Japan Tobacco, Inc. (a)	30,100	777,776
Philip Morris International, Inc.	3,477	327,116
		1,104,892
Energy 1.7%
Energy Equipment & Services 0.0%
Tenaris SA	1,573	27,382
Oil, Gas & Consumable Fuels 1.7%
Canadian Natural Resources Ltd.	2,577	168,831
Chevron Corp.	2,707	403,776
ConocoPhillips	987	114,561
Coterra Energy, Inc.	3,503	89,397
Diamondback Energy, Inc.	100	15,508
EOG Resources, Inc.	1,688	204,164
Imperial Oil Ltd.	2,292	130,561
Marathon Petroleum Corp.	200	29,672
ONEOK, Inc.	5,497	385,999
Phillips 66	1,415	188,393
Pioneer Natural Resources Co.	173	38,904
Valero Energy Corp.	500	65,000
		1,834,766
Financials 6.9%
Banks 2.4%
Banco Bradesco SA (ADR)	22,579	79,027
BNP Paribas SA	1,868	129,217
CaixaBank SA	50,380	207,508
Erste Group Bank AG	676	27,451
	Shares	Value ($)
Fifth Third Bancorp.	26,623	918,227
HSBC Holdings PLC	22,793	184,661
ING Groep NVSeries N	19,509	291,966
Intesa Sanpaolo SpA	154,865	453,254
M&T Bank Corp.	430	58,944
PNC Financial Services Group, Inc.	573	88,729
U.S. Bancorp.	666	28,824
UniCredit SpA	910	24,722
Wells Fargo & Co.	3,500	172,270
		2,664,800
Capital Markets 1.3%
3i Group PLC	847	26,178
Ares Management Corp. "A"	366	43,525
BlackRock, Inc.	231	187,526
CME Group, Inc.	143	30,116
Hargreaves Lansdown PLC	3,514	32,841
Partners Group Holding AG	205	296,150
S&P Global, Inc.	716	315,412
SBI Holdings, Inc.	8,300	186,325
Singapore Exchange Ltd.	10,400	77,508
T. Rowe Price Group, Inc.	2,439	262,656
		1,458,237
Consumer Finance 0.4%
American Express Co.	543	101,726
Discover Financial Services	1,645	184,898
Synchrony Financial	2,400	91,656
		378,280
Financial Services 0.6%
Investor AB "B"	3,045	70,566
Mastercard, Inc. "A"	532	226,903
PayPal Holdings, Inc.*	460	28,249
Visa, Inc. "A"	1,266	329,603
		655,321
Insurance 2.2%
Aegon Ltd.	42,908	249,259
Allianz SE (Registered)	648	173,462
Assicurazioni Generali SpA	5,860	123,715
AXA SA	7,711	251,557
Chubb Ltd.	215	48,590
Cincinnati Financial Corp.	758	78,423
Fidelity National Financial, Inc.	7,102	362,344
Gjensidige Forsikring ASA	4,126	76,208
Great-West Lifeco, Inc.	1,100	36,411
Manulife Financial Corp.	28,836	637,197
Power Corp. of Canada	1,000	28,595
Principal Financial Group, Inc.	1,261	99,203
Progressive Corp.	573	91,267
Travelers Companies, Inc.	358	68,195
Zurich Insurance Group AG	162	84,740
		2,409,166
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 9

	Shares	Value ($)
Health Care 4.7%
Biotechnology 0.7%
AbbVie, Inc.	2,158	334,425
Amgen, Inc.	517	148,906
Gilead Sciences, Inc.	1,525	123,540
Moderna, Inc.*	246	24,465
Neurocrine Biosciences, Inc.*	300	39,528
Vertex Pharmaceuticals, Inc.*	315	128,171
		799,035
Health Care Equipment & Supplies 0.4%
BioMerieux	276	30,663
Dexcom, Inc.*	434	53,855
DiaSorin SpA	275	28,302
Edwards Lifesciences Corp.*	549	41,861
Fisher & Paykel Healthcare Corp. Ltd.	5,797	86,075
Hoya Corp.	300	37,336
Intuitive Surgical, Inc.*	337	113,690
ResMed, Inc.	100	17,202
		408,984
Health Care Providers & Services 0.8%
Cigna Group	128	38,330
Elevance Health, Inc.	149	70,262
Humana, Inc.	243	111,248
Molina Healthcare, Inc.*	72	26,014
UnitedHealth Group, Inc.	1,190	626,499
		872,353
Pharmaceuticals 2.8%
Daiichi Sankyo Co. Ltd.	900	24,679
Eli Lilly & Co.	749	436,607
Hikma Pharmaceuticals PLC	6,436	146,848
Johnson & Johnson	2,344	367,399
Merck & Co., Inc.	5,525	602,336
Novartis AG (Registered)	3,779	382,105
Novo Nordisk AS "B"	2,919	301,805
Ono Pharmaceutical Co. Ltd.	8,100	144,273
Pfizer, Inc.	17,527	504,602
Roche Holding AG	624	183,473
		3,094,127
Industrials 5.4%
Aerospace & Defense 0.5%
Airbus SE	933	144,093
BAE Systems PLC	2,527	35,812
Dassault Aviation SA	222	44,015
General Dynamics Corp.	922	239,416
Huntington Ingalls Industries, Inc.	372	96,586
Kongsberg Gruppen ASA	793	36,352
		596,274
	Shares	Value ($)
Air Freight & Logistics 0.3%
FedEx Corp.	700	177,079
United Parcel Service, Inc. "B"	748	117,608
		294,687
Building Products 0.2%
AGC, Inc. (a)	5,600	207,877
Carlisle Companies, Inc.	72	22,495
		230,372
Commercial Services & Supplies 0.0%
Copart, Inc.*	978	47,922
Quad Graphics, Inc.*	2	11
		47,933
Construction & Engineering 0.3%
Bouygues SA	7,332	276,363
Electrical Equipment 0.4%
Emerson Electric Co.	3,100	301,723
Mitsubishi Electric Corp.	2,300	32,875
Rockwell Automation, Inc.	206	63,959
		398,557
Ground Transportation 0.3%
J.B. Hunt Transport Services, Inc.	287	57,326
MTR Corp. Ltd.	42,500	164,977
Union Pacific Corp.	245	60,177
		282,480
Industrial Conglomerates 0.6%
3M Co.	2,886	315,497
Jardine Cycle & Carriage Ltd.	4,900	110,677
Keppel Corp. Ltd.	37,500	201,036
Siemens AG (Registered)	156	29,289
		656,499
Machinery 1.8%
Caterpillar, Inc.	771	227,962
Cummins, Inc.	671	160,752
Daimler Truck Holding AG	2,467	93,081
Kone Oyj "B"	3,418	170,505
Metso Oyj	6,550	66,469
Nordson Corp.	200	52,832
Parker-Hannifin Corp.	200	92,140
Schindler Holding AG (Registered)	430	101,957
SKF AB "B"	2,314	46,233
Snap-on, Inc.	206	59,501
Volvo AB "A"	3,790	100,424
Volvo AB "B"	31,489	818,110
		1,989,966
Marine Transportation 0.1%
Kuehne & Nagel International AG (Registered)	205	70,825
Professional Services 0.8%
Automatic Data Processing, Inc.	1,263	294,241
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Shares	Value ($)
Paychex, Inc.	2,334	278,003
Paycom Software, Inc.	165	34,109
Thomson Reuters Corp.	1,734	253,521
		859,874
Trading Companies & Distributors 0.1%
United Rentals, Inc.	72	41,286
W.W. Grainger, Inc.	100	82,869
		124,155
Transportation Infrastructure 0.0%
Aena SME SA 144A	214	38,783
Information Technology 8.6%
Communications Equipment 0.5%
Arista Networks, Inc.*	243	57,229
Cisco Systems, Inc.	10,615	536,270
		593,499
IT Services 0.4%
Accenture PLC "A"	326	114,397
Infosys Ltd. (ADR)	9,070	166,707
International Business Machines Corp.	256	41,869
MongoDB, Inc.*	34	13,901
Shopify, Inc. "A"*	1,187	92,412
		429,286
Semiconductors & Semiconductor Equipment 3.0%
Advanced Micro Devices, Inc.*	1,876	276,541
Applied Materials, Inc.	358	58,021
ASML Holding NV	647	488,221
BE Semiconductor Industries NV	394	59,504
Broadcom, Inc.	499	557,009
First Solar, Inc.*	100	17,228
Intel Corp.	594	29,848
Lam Research Corp.	107	83,809
Monolithic Power Systems, Inc.	65	41,001
NVIDIA Corp.	1,925	953,298
QUALCOMM, Inc.	361	52,211
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	3,016	313,664
Texas Instruments, Inc.	2,060	351,148
		3,281,503
Software 3.0%
Adobe, Inc.*	354	211,196
Autodesk, Inc.*	100	24,348
Cadence Design Systems, Inc.*	561	152,800
Fortinet, Inc.*	800	46,824
Intuit, Inc.	506	316,265
Microsoft Corp.	5,571	2,094,919
Oracle Corp.	915	96,468
Salesforce, Inc.*	500	131,570
	Shares	Value ($)
SAP SE	179	27,612
ServiceNow, Inc.*	100	70,649
Splunk, Inc.*	200	30,470
Synopsys, Inc.*	143	73,632
UiPath, Inc. "A"*	1,500	37,260
Zoom Video Communications, Inc. "A"*	358	25,744
		3,339,757
Technology Hardware, Storage & Peripherals 1.7%
Apple, Inc.	9,030	1,738,546
Brother Industries Ltd.	4,100	65,312
Canon, Inc.	1,300	33,312
		1,837,170
Materials 1.3%
Chemicals 0.4%
Air Products & Chemicals, Inc.	63	17,250
CF Industries Holdings, Inc.	300	23,850
Clariant AG (Registered)	2,398	35,397
LyondellBasell Industries NV "A"	2,414	229,523
Sasol Ltd. (ADR)	4,700	46,718
Shin-Etsu Chemical Co., Ltd.	1,800	75,197
		427,935
Construction Materials 0.1%
CRH PLC	1,438	99,112
Holcim AG	298	23,418
		122,530
Metals & Mining 0.8%
Antofagasta PLC	5,721	122,592
Barrick Gold Corp.	1,800	32,521
BHP Group Ltd.	8,016	274,242
Newmont Corp.	4,700	194,533
Rio Tinto PLC	1,664	124,076
Sumitomo Metal Mining Co., Ltd.	3,200	95,934
		843,898
Real Estate 1.2%
Real Estate Management & Development 0.2%
Daito Trust Construction Co., Ltd.	500	57,919
Sino Land Co., Ltd.	36,000	39,187
Swire Pacific Ltd. "A"	13,000	110,113
		207,219
Retail REITs 0.1%
Simon Property Group, Inc.	744	106,124
Specialized REITs 0.9%
American Tower Corp.	200	43,176
Gaming and Leisure Properties, Inc.	2,029	100,131
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 11

	Shares	Value ($)
Public Storage	260	79,300
VICI Properties, Inc.	26,100	832,068
		1,054,675
Utilities 0.6%
Electric Utilities 0.3%
CLP Holdings Ltd.	5,000	41,283
Orsted AS 144A	3,174	175,724
SSE PLC	1,157	27,384
Verbund AG	992	92,096
		336,487
Gas Utilities 0.3%
Hong Kong & China Gas Co., Ltd.	190,000	145,604
Naturgy Energy Group SA	3,407	101,588
		247,192
Independent Power & Renewable Electricity Producers 0.0%
Northland Power, Inc.	1,500	27,248
Total Common Stocks (Cost $34,095,536)		46,302,802
Preferred Stocks 2.1%
Financials 1.3%
AGNC Investment Corp., Series C, 7.0%	14,427	358,222
Fifth Third Bancorp., Series I, 9.302%	10,000	254,700
KeyCorp., Series E, 6.125%	10,000	214,400
Morgan Stanley, Series K, 5.85%	10,000	242,200
Wells Fargo & Co., Series Y, 5.625%	15,000	358,950
		1,428,472
Real Estate 0.8%
Kimco Realty Corp., Series L, 5.125%	15,000	351,000
Prologis, Inc., Series Q, 8.54%	164	9,100
Simon Property Group, Inc., Series J, 8.375%	8,000	474,400
		834,500
Total Preferred Stocks (Cost $2,574,794)		2,262,972
Rights 0.0%
Health Care
Contra Abiomed, Inc.,* (b) (Cost $204)	200	204
	Shares	Value ($)
Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (b) (Cost $30,283)	170	5,994

	Principal Amount ($) (c)	Value ($)
Corporate Bonds 21.3%
Communication Services 1.2%
AT&T, Inc.:
2.25%, 2/1/2032	80,000	66,155
3.65%, 6/1/2051	100,000	75,307
5.4%, 2/15/2034	50,000	51,566
CCO Holdings LLC, 144A, 5.125%, 5/1/2027	275,000	265,697
Charter Communications Operating LLC:
2.25%, 1/15/2029	120,000	104,120
3.5%, 3/1/2042	57,000	39,648
Comcast Corp., 5.5%, 5/15/2064	75,000	78,889
Discovery Communications LLC, 4.0%, 9/15/2055	40,000	28,462
Paramount Global, 4.6%, 1/15/2045	60,000	45,628
Rogers Communications, Inc., 3.8%, 3/15/2032	102,000	93,863
Tencent Holdings Ltd., REG S, 2.39%, 6/3/2030	300,000	255,655
T-Mobile U.S.A., Inc.:
3.3%, 2/15/2051	125,000	90,304
3.6%, 11/15/2060	25,000	18,196
4.375%, 4/15/2040	60,000	54,137
Verizon Communications, Inc.:
2.65%, 11/20/2040	40,000	28,821
3.7%, 3/22/2061	100,000	76,395
		1,372,843
Consumer Discretionary 1.8%
Ford Motor Co., 3.25%, 2/12/2032	260,000	216,243
Ford Motor Credit Co. LLC:
2.7%, 8/10/2026	230,000	213,023
2.9%, 2/16/2028	200,000	179,555
General Motors Co., 5.6%, 10/15/2032	275,000	281,175
General Motors Financial Co., Inc.:
2.35%, 1/8/2031	80,000	66,133
5.4%, 4/6/2026	70,000	70,444
6.1%, 1/7/2034	210,000	216,218
Lowe's Companies, Inc., 5.625%, 4/15/2053	50,000	52,421
Tapestry, Inc.:
7.0%, 11/27/2026	180,000	186,603
7.35%, 11/27/2028	130,000	136,369
The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Principal Amount ($) (c)	Value ($)
Warnermedia Holdings, Inc.:
4.279%, 3/15/2032	300,000	274,561
5.05%, 3/15/2042	50,000	44,079
5.141%, 3/15/2052	100,000	85,836
		2,022,660
Consumer Staples 0.9%
Anheuser-Busch Companies LLC, 4.9%, 2/1/2046	166,000	162,720
JBS U.S.A. Lux SA:
2.5%, 1/15/2027	260,000	239,268
144A, 6.75%, 3/15/2034	150,000	158,044
Philip Morris International, Inc.:
5.125%, 2/15/2030	150,000	152,448
5.625%, 11/17/2029	60,000	62,916
5.75%, 11/17/2032	50,000	52,473
The J M Smucker Co.:
6.5%, 11/15/2043	80,000	89,121
6.5%, 11/15/2053	50,000	57,662
		974,652
Energy 2.5%
BP Capital Markets PLC, 4.375%, Perpetual (d)	200,000	195,103
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/2025	200,000	200,426
Cheniere Energy Partners LP, 4.0%, 3/1/2031	250,000	227,286
Cheniere Energy, Inc., 4.625%, 10/15/2028	320,000	312,361
Columbia Pipelines Holding Co. LLC, 144A, 6.055%, 8/15/2026	40,000	40,945
Columbia Pipelines Operating Co. LLC:
144A, 5.927%, 8/15/2030	80,000	82,721
144A, 6.497%, 8/15/2043	30,000	32,128
Ecopetrol SA, 6.875%, 4/29/2030	300,000	297,293
Enbridge, Inc., 6.2%, 11/15/2030	70,000	74,901
Energy Transfer LP:
5.0%, 5/15/2050	208,000	185,447
144A, 7.375%, 2/1/2031	85,000	89,330
Enterprise Products Operating LLC, 4.2%, 1/31/2050	144,000	124,903
MPLX LP, 5.0%, 3/1/2033	50,000	48,980
Occidental Petroleum Corp., 8.875%, 7/15/2030	300,000	351,061
Plains All American Pipeline LP, 3.8%, 9/15/2030	50,000	46,010
Targa Resources Corp., 6.5%, 2/15/2053	80,000	86,455
TransCanada PipeLines Ltd., 2.5%, 10/12/2031	90,000	75,225
	Principal Amount ($) (c)	Value ($)
Western Midstream Operating LP, 5.3%, 3/1/2048	85,000	73,969
Williams Companies, Inc.:
4.65%, 8/15/2032	120,000	116,976
5.65%, 3/15/2033	90,000	94,016
		2,755,536
Financials 7.3%
AerCap Ireland Capital DAC:
1.75%, 1/30/2026	150,000	139,294
3.4%, 10/29/2033	150,000	128,801
Air Lease Corp., Series C, 4.125%, Perpetual (d)	200,000	155,191
Aircastle Ltd.:
Series A, 144A, 5.25%, Perpetual (d)	130,000	111,450
144A, 6.5%, 7/18/2028	90,000	91,774
Ally Financial, Inc., Series B, 4.7%, Perpetual (d)	500,000	375,031
American Express Co., 5.282%, 7/27/2029	140,000	142,906
Bank of America Corp.:
2.972%, 2/4/2033	200,000	170,164
Series RR, 4.375%, Perpetual (d)	530,000	472,350
Bank of New York Mellon Corp.:
Series H, 3.7%, Perpetual (d)	180,000	168,608
Series I, 3.75%, Perpetual (d)	345,000	298,194
BNP Paribas SA, 144A, 8.5%, Perpetual (d)	280,000	293,223
Capital One Financial Corp.:
Series M, 3.95%, Perpetual (d)	350,000	280,504
7.149%, 10/29/2027	150,000	155,720
Charles Schwab Corp.:
Series I, 4.0%, Perpetual (d)	220,000	193,925
5.853%, 5/19/2034	150,000	154,838
Citigroup, Inc.:
3.057%, 1/25/2033	70,000	59,723
6.27%, 11/17/2033	130,000	139,101
7.625%, Perpetual (d)	150,000	153,165
Corebridge Financial, Inc., 5.75%, 1/15/2034	130,000	132,881
Enstar Finance LLC, 5.5%, 1/15/2042	200,000	169,388
Fairfax Financial Holdings Ltd., 144A, 6.0%, 12/7/2033	130,000	133,429
HSBC Holdings PLC:
7.39%, 11/3/2028	200,000	214,307
7.399%, 11/13/2034	300,000	329,091
Huntington Bancshares, Inc., 6.208%, 8/21/2029	150,000	154,670
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 13

	Principal Amount ($) (c)	Value ($)
KKR Group Finance Co., XII LLC, 144A, 4.85%, 5/17/2032	130,000	127,130
Morgan Stanley, 2.484%, 9/16/2036	141,000	111,755
PNC Financial Services Group, Inc.:
Series T, 3.4%, Perpetual (d)	320,000	255,976
5.068%, 1/24/2034	70,000	68,492
Series W, 6.25%, Perpetual (d)	430,000	400,832
Societe Generale SA:
144A, 5.375%, Perpetual (d)	250,000	204,533
144A, 6.221%, 6/15/2033	225,000	224,584
Synchrony Bank, 5.625%, 8/23/2027	250,000	245,713
The Goldman Sachs Group, Inc.:
2.615%, 4/22/2032	165,000	138,502
Series T, 3.8%, Perpetual (d)	170,000	151,391
Series W, 7.5%, Perpetual (d)	225,000	235,101
Truist Financial Corp.:
Series N, 4.8%, Perpetual (d)	300,000	275,803
5.122%, 1/26/2034	90,000	87,147
U.S. Bancorp.:
5.775%, 6/12/2029	250,000	256,838
5.85%, 10/21/2033	60,000	61,814
UBS Group AG, 144A, 4.375%, Perpetual (d)	200,000	157,956
Westpac Banking Corp., 5.0%, Perpetual (d)	200,000	183,686
		8,004,981
Health Care 1.3%
Amgen, Inc.:
5.25%, 3/2/2033	80,000	82,019
5.65%, 3/2/2053	80,000	84,167
Bayer U.S. Finance LLC, 144A, 6.125%, 11/21/2026	200,000	203,336
Charles River Laboratories International, Inc., 144A, 3.75%, 3/15/2029	300,000	274,716
CVS Health Corp., 5.05%, 3/25/2048	175,000	163,679
HCA, Inc., 5.5%, 6/15/2047	55,000	52,949
Humana, Inc., 5.875%, 3/1/2033	40,000	42,612
Quest Diagnostics, Inc., 6.4%, 11/30/2033	90,000	99,819
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/2026	463,000	428,691
		1,431,988
	Principal Amount ($) (c)	Value ($)
Industrials 1.7%
American Airlines, Inc., 144A, 5.5%, 4/20/2026	87,500	86,869
Block, Inc., 2.75%, 6/1/2026	30,000	28,291
Boeing Co., 5.805%, 5/1/2050	115,000	119,088
Carrier Global Corp.:
144A, 5.9%, 3/15/2034	60,000	64,896
144A, 6.2%, 3/15/2054	20,000	23,119
Delta Air Lines, Inc., 3.75%, 10/28/2029	135,000	123,586
Global Payments, Inc., 5.95%, 8/15/2052	70,000	71,327
Howmet Aerospace, Inc., 5.95%, 2/1/2037	275,000	287,052
Mileage Plus Holdings LLC, 144A, 6.5%, 6/20/2027	421,400	422,596
Penske Truck Leasing Co. LP, 144A, 6.05%, 8/1/2028	170,000	176,203
Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	33,000	32,715
RTX Corp., 6.4%, 3/15/2054	135,000	156,287
Ryder System, Inc., 6.6%, 12/1/2033	100,000	110,870
United Rentals North America, Inc., 144A, 6.0%, 12/15/2029	110,000	111,680
		1,814,579
Information Technology 1.2%
Broadcom, Inc., 144A, 2.6%, 2/15/2033	70,000	57,670
Hewlett Packard Enterprise Co., 5.9%, 10/1/2024	280,000	280,655
HP, Inc., 5.5%, 1/15/2033 (a)	200,000	205,248
Marvell Technology, Inc.:
2.95%, 4/15/2031	95,000	83,017
5.95%, 9/15/2033	60,000	63,623
Micron Technology, Inc., 6.75%, 11/1/2029	210,000	226,923
Open Text Corp., 144A, 3.875%, 2/15/2028	175,000	162,612
Oracle Corp.:
3.65%, 3/25/2041	118,000	93,587
5.55%, 2/6/2053	50,000	50,014
6.9%, 11/9/2052	52,000	61,031
		1,284,380
Materials 0.6%
Celanese U.S. Holdings LLC:
6.165%, 7/15/2027	100,000	102,536
6.35%, 11/15/2028	50,000	52,436
The accompanying notes are an integral part of the financial statements.

14 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Principal Amount ($) (c)		Value ($)
Corp. Nacional del Cobre de Chile, 144A, 5.95%, 1/8/2034		200,000	202,730
MEGlobal Canada ULC, 144A, 5.0%, 5/18/2025		256,000	252,774
			610,476
Real Estate 0.2%
Boston Properties LP:
2.55%, 4/1/2032		75,000	59,705
6.75%, 12/1/2027		90,000	94,234
Kimco Realty OP LLC, 6.4%, 3/1/2034		70,000	76,751
			230,690
Utilities 2.6%
CMS Energy Corp., 3.75%, 12/1/2050		400,000	315,750
Constellation Energy Generation LLC, 6.5%, 10/1/2053		90,000	101,494
Duke Energy Corp., 3.25%, 1/15/2082		250,000	193,311
Eskom Holdings SOC Ltd., REG S, 6.35%, 8/10/2028		200,000	194,279
Jersey Central Power & Light Co., 144A, 2.75%, 3/1/2032		85,000	71,738
Nevada Power Co., 6.0%, 3/15/2054		90,000	98,737
NextEra Energy Operating Partners LP, 144A, 3.875%, 10/15/2026		190,000	180,903
NRG Energy, Inc., 144A, 2.45%, 12/2/2027		250,000	225,396
Ohio Edison Co., 144A, 5.5%, 1/15/2033		67,000	67,809
Pacific Gas and Electric Co.:
3.3%, 8/1/2040		70,000	51,224
5.45%, 6/15/2027		90,000	90,725
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 144A, 2.875%, 10/25/2025	EUR	260,000	281,245
Sempra:
4.125%, 4/1/2052		310,000	266,032
5.5%, 8/1/2033		68,000	70,479
Sierra Pacific Power Co., 144A, 5.9%, 3/15/2054		50,000	52,923
Southern Co.:
Series 21-A, 3.75%, 9/15/2051		215,000	195,758
5.2%, 6/15/2033		80,000	81,605
Vistra Operations Co. LLC, 144A, 6.95%, 10/15/2033		200,000	210,487
Xcel Energy, Inc., 4.6%, 6/1/2032		140,000	136,481
			2,886,376
Total Corporate Bonds (Cost $24,480,766)			23,389,161
	Principal Amount ($) (c)	Value ($)
Asset-Backed 3.3%
Automobile Receivables 0.8%
CPS Auto Receivables Trust, “C”, Series 2023-C, 144A, 6.27%, 10/15/2029	100,000	100,820
Foursight Capital Automobile Receivables Trust, “C”, Series 2023-2, 144A, 6.21%, 4/16/2029	250,000	252,714
Hertz Vehicle Financing III LLC, “C”, Series 2023-1A, 144A, 6.91%, 6/25/2027	340,000	340,481
JPMorgan Chase Bank NA, “E”, Series 2021-1, 144A, 2.365%, 9/25/2028	61,959	61,026
Santander Drive Auto Receivables Trust, “C”, Series 2023-3, 5.77%, 11/15/2030	100,000	101,267
		856,308
Miscellaneous 2.5%
CF Hippolyta Issuer LLC, “B1”, Series 2021-1A, 144A, 1.98%, 3/15/2061	520,231	441,222
DB Master Finance LLC, “A23”, Series 2021-1A, 144A, 2.791%, 11/20/2051	1,102,500	909,684
Domino's Pizza Master Issuer LLC, “A23”, Series 2017-1A, 144A, 4.118%, 7/25/2047	320,450	305,635
Frontier Issuer LLC, “A2”, Series 2023-1, 144A, 6.6%, 8/20/2053	250,000	248,704
Madison Park Funding XXXVIII Ltd., “C”, Series 2021-38A, 144A, 90-day average SOFR + 2.162%, 7.564% (e), 7/17/2034	250,000	248,068
Mosaic Solar Loan Trust, “B”, Series 2023-1A, 144A, 6.92%, 6/20/2053	316,715	314,352
Wendy's Funding LLC, “A2II”, Series 2021-1A, 144A, 2.775%, 6/15/2051	411,450	343,417
		2,811,082
Total Asset-Backed (Cost $4,006,369)		3,667,390
Mortgage-Backed Securities Pass- Throughs 7.3%
Federal Home Loan Mortgage Corp., 6.0%, 3/1/2038	882	929
Federal National Mortgage Association:
2.0%, 1/1/2054 (f)	1,300,000	1,062,351
2.5%, 1/1/2054 (f)	900,000	765,636
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 15

	Principal Amount ($) (c)	Value ($)
4.5%, with various maturities from 9/1/2035 - 1/1/2054 (f)	1,002,609	972,076
5.0%, 1/1/2054 (f)	3,000,000	2,969,046
5.5%, 1/1/2054 (f)	2,200,000	2,210,494
Total Mortgage-Backed Securities Pass-Throughs (Cost $7,822,116)		7,980,532
Commercial Mortgage-Backed Securities 2.1%
20 Times Square Trust, “C”, Series 2018-20TS, 144A, 3.1% (e), 5/15/2035	200,000	170,533
2023-MIC Trust, “B”, Series 2023-MIC, 144A, 9.532%, 12/5/2038	600,000	633,611
Benchmark Mortgage Trust, “A4”, Series 2020-IG3, 144A, 2.437%, 9/15/2048	100,000	80,787
BXP Trust, “B”, Series 2021- 601L, 144A, 2.775% (e), 1/15/2044	250,000	184,451
Citigroup Commercial Mortgage Trust:
“A”, Series 2013-375P, 144A, 3.251%, 5/10/2035	141,926	133,948
“F”, Series 2021-PRM2, 144A, 30-day average SOFR + 3.864%, 9.226% (e), 10/15/2038	275,000	264,588
Cold Storage Trust, “D”, Series 2020-ICE5, 144A, 30-day average SOFR + 2.214%, 7.572% (e), 11/15/2037	245,748	242,837
Freddie Mac Multifamily Structured Credit Risk, “M2”, Series 2021-MN1, 144A, 30-day average SOFR + 3.75%, 9.087% (e), 1/25/2051	194,000	185,245
JPMorgan Chase Commercial Mortgage Securities Trust:
“A”, Series 2021-1MEM, 144A, 2.516%, 10/9/2042	250,000	194,997
“A”, Series 2019-OSB, 144A, 3.397%, 6/5/2039	250,000	224,866
Total Commercial Mortgage-Backed Securities (Cost $2,269,189)		2,315,863
	Principal Amount ($) (c)	Value ($)
Collateralized Mortgage Obligations 5.2%
Federal National Mortgage Association:
“I”, Series 2003-84, Interest Only, 6.0%, 9/25/2033	40,103	6,680
“FG”, Series 2023-53, 30- day average SOFR + 1.9%, 7.0% (e), 11/25/2053	3,859,000	4,009,717
Freddie Mac Structured Agency Credit Risk Debt Notes:
“M1B”, Series 2022-DNA2, 144A, 30-day average SOFR + 2.4%, 7.737% (e), 2/25/2042	155,000	156,837
“M2”, Series 2019-DNA2, 144A, 30-day average SOFR + 2.564%, 7.902% (e), 3/25/2049	199,598	200,602
Government National Mortgage Association,, 6.0%, 1/1/2054 (f)	1,000,000	1,015,700
JPMorgan Mortgage Trust, “AM”, Series 2016-3, 144A, 3.239% (e), 10/25/2046	113,944	101,643
Western Mortgage Reference Notes, “M1”, Series 2021-CL2, 144A, 30-day average SOFR + 3.15%, 8.487% (e), 7/25/2059	241,520	240,642
Total Collateralized Mortgage Obligations (Cost $5,577,891)		5,731,821
Government & Agency Obligations 12.7%
Sovereign Bonds 0.4%
Brazilian Government International Bond, 3.875%, 6/12/2030	200,000	183,026
Indonesia Government International Bond, 3.85%, 10/15/2030	300,000	285,675
		468,701
U.S. Treasury Obligations 12.3%
U.S. Treasury Bills, 5.374% (g), 3/21/2024 (h)	3,000,000	2,965,821
U.S. Treasury Bonds, 3.625%, 2/15/2053	47,800	44,140
U.S. Treasury Floating Rate Notes, 3-month U.S. Treasury Bill Money Market Yield + 0.125%, 5.456% (e), 7/31/2025	7,941,700	7,930,963
U.S. Treasury Notes:
2.75%, 5/31/2029	1,021,100	964,022
3.5%, 2/15/2033	686,300	665,524
4.125%, 11/15/2032	600,100	609,992
The accompanying notes are an integral part of the financial statements.

16 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Principal Amount ($) (c)	Value ($)
4.625%, 9/30/2028	286,400	295,619
		13,476,081
Total Government & Agency Obligations (Cost $14,021,696)		13,944,782

	Shares	Value ($)
Exchange-Traded Funds 2.9%
SPDR Bloomberg Convertible Securities ETF (Cost $2,340,555)	43,880	3,165,942
Securities Lending Collateral 1.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.27% (i) (j) (Cost $1,074,287)	1,074,287	1,074,287
	Shares	Value ($)
Cash Equivalents 8.5%
DWS Central Cash Management Government Fund, 5.38% (i) (Cost $9,281,154)	9,281,154	9,281,154

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $107,574,840)	108.7	119,122,904
Other Assets and Liabilities, Net	(8.7)	(9,555,232)
Net Assets	100.0	109,567,672
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2023 are as follows:
Value ($) at 12/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2023	Value ($) at 12/31/2023
Securities Lending Collateral 1.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.27% (i) (j)
82,000	992,287 (k)	—	—	—	15,919	—	1,074,287	1,074,287
Cash Equivalents 8.5%
DWS Central Cash Management Government Fund, 5.38% (i)
1,133,981	62,430,152	54,282,979	—	—	239,098	—	9,281,154	9,281,154
1,215,981	63,422,439	54,282,979	—	—	255,017	—	10,355,441	10,355,441

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2023 amounted to $1,025,936, which is 0.9% of net assets.

(b)	Investment was valued using significant unobservable inputs.
(c)	Principal amount stated in U.S. dollars unless otherwise noted.
(d)	Perpetual, callable security with no stated maturity date.
(e)
Variable or floating rate security. These securities are shown at their current rate as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(f)	When-issued or delayed delivery securities included.
(g)	Annualized yield at time of purchase; not a coupon rate.
(h)	At December 31, 2023, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(i)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(j)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(k)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2023.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 17

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

MSCI: Morgan Stanley Capital International
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

REIT: Real Estate Investment Trust
S&P: Standard & Poor's
SOC: State Owned Company
SOFR: Secured Overnight Financing Rate
SPDR: Standard & Poor's Depositary Receipt
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.
At December 31, 2023, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
MSCI Emerging Market Index	USD	3/15/2024	91	4,502,841	4,703,335	200,494
MSCI World Index	USD	3/15/2024	182	17,658,726	18,152,680	493,954
TOPIX Index	JPY	3/7/2024	14	2,334,374	2,349,220	14,846
Ultra 10 Year U.S. Treasury Note	USD	3/19/2024	4	454,459	472,063	17,604
Ultra Long U.S. Treasury Bond	USD	3/19/2024	23	2,796,361	3,072,656	276,295
Total unrealized appreciation						1,003,193
At December 31, 2023, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	3/19/2024	7	761,450	790,234	(28,784)
2 Year U.S. Treasury Note	USD	3/28/2024	14	2,853,012	2,882,797	(29,785)
5 Year U.S. Treasury Note	USD	3/28/2024	1	106,287	108,773	(2,486)
Euro Stoxx 50 Index	EUR	3/15/2024	22	1,112,521	1,103,354	9,167
Euro-Schatz	EUR	3/7/2024	16	1,873,422	1,881,926	(8,504)
S&P 500 E-Mini Index	USD	3/15/2024	25	5,847,001	6,025,000	(177,999)
Total net unrealized depreciation						(238,391)

At December 31, 2023, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
SEK	2,410,000	USD	229,388	2/13/2024	(9,943)	BNP Paribas SA
GBP	528,000	USD	656,900	2/13/2024	(16,262)	Citigroup, Inc.
CHF	219,000	USD	249,355	2/13/2024	(12,115)	Bank of America
JPY	109,700,000	USD	743,298	2/13/2024	(39,481)	State Street Bank and Trust
CAD	678,000	USD	494,607	2/13/2024	(17,369)	State Street Bank and Trust
EUR	2,874,000	USD	3,141,032	2/13/2024	(36,832)	Australia and New Zealand Banking Group Ltd.
Total unrealized depreciation					(132,002)
Currency Abbreviation(s)

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
The accompanying notes are an integral part of the financial statements.

18 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

JPY	Japanese Yen
SEK	Swedish Krona
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$3,221,761	$1,038,866	$—	$4,260,627
Consumer Discretionary	3,660,610	1,263,738	—	4,924,348
Consumer Staples	2,419,415	1,374,670	—	3,794,085
Energy	1,834,766	27,382	—	1,862,148
Financials	4,598,516	2,967,288	—	7,565,804
Health Care	3,808,940	1,365,559	—	5,174,499
Industrials	3,077,015	2,789,753	—	5,866,768
Information Technology	8,807,254	673,961	—	9,481,215
Materials	544,395	849,968	—	1,394,363
Real Estate	1,160,799	207,219	—	1,368,018
Utilities	27,248	583,679	—	610,927
Preferred Stocks (a)	2,262,972	—	—	2,262,972
Rights	—	—	204	204
Warrants	—	—	5,994	5,994
Corporate Bonds (a)	—	23,389,161	—	23,389,161
Asset-Backed (a)	—	3,667,390	—	3,667,390
Mortgage-Backed Securities Pass-Throughs	—	7,980,532	—	7,980,532
Commercial Mortgage-Backed Securities	—	2,315,863	—	2,315,863
Collateralized Mortgage Obligations	—	5,731,821	—	5,731,821
Government & Agency Obligations (a)	—	13,944,782	—	13,944,782
Exchange-Traded Funds	3,165,942	—	—	3,165,942
Short-Term Investments	10,355,441	—	—	10,355,441
Derivatives (b)
Futures Contracts	1,012,360	—	—	1,012,360
Total	$49,957,434	$70,171,632	$6,198	$120,135,264
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$(247,558)	$—	$—	$(247,558)
Forward Foreign Currency Contracts	—	(132,002)	—	(132,002)
Total	$(247,558)	$(132,002)	$—	$(379,560)

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 19

Statement of Assets and Liabilities

as of December 31, 2023

Assets
Investments in non-affiliated securities, at value (cost $97,219,399) — including $1,025,936 of securities loaned	$108,767,463
Investment in DWS Government & Agency Securities Portfolio (cost $1,074,287)*	1,074,287
Investment in DWS Central Cash Management Government Fund (cost $9,281,154)	9,281,154
Cash	20,000
Foreign currency, at value (cost $105,177)	107,581
Receivable for Fund shares sold	15,022
Dividends receivable	109,342
Interest receivable	433,009
Foreign taxes recoverable	118,110
Other assets	2,509
Total assets	119,928,477
Liabilities
Payable upon return of securities loaned	1,074,287
Payable for investments purchased — TBA purchase commitments	8,848,805
Payable for Fund shares redeemed	41,326
Payable for variation margin on futures contracts	92,389
Unrealized depreciation on forward foreign currency contracts	132,002
Accrued management fee	33,959
Accrued Trustees' fees	2,067
Other accrued expenses and payables	135,970
Total liabilities	10,360,805
Net assets, at value	$109,567,672
Net Assets Consist of
Distributable earnings (loss)	13,623,884
Paid-in capital	95,943,788
Net assets, at value	$109,567,672
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($109,554,601 ÷ 4,871,473 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$22.49
Class B
Net Asset Value, offering and redemption price per share ($13,071 ÷ 583 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)**	$22.44

*	Represents collateral on securities loaned.
**	Net asset value and redemption price per share may not recalculate due to rounding of net assets and/or shares outstanding.
The accompanying notes are an integral part of the financial statements.

20 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Statement of Operations
for the year ended December 31, 2023

Investment Income
Income:
Interest	$2,116,100
Dividends (net of foreign taxes withheld of $130,722)	1,948,745
Income distributions — DWS Central Cash Management Government Fund	239,098
Securities lending income, net of borrower rebates	15,919
Total income	4,319,862
Expenses:
Management fee	387,827
Administration fee	101,674
Services to shareholders	972
Distribution service fee (Class B)	30
Custodian fee	28,189
Audit fee	71,383
Legal fees	21,516
Tax fees	9,692
Reports to shareholders	35,512
Trustees' fees and expenses	6,057
Other	18,766
Total expenses before expense reductions	681,618
Expense reductions	(20)
Total expenses after expense reductions	681,598
Net investment income	3,638,264
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,923,467
Swap contracts	266,035
Futures	(220,866)
Forward foreign currency contracts	50,610
Foreign currency	(16,468)
2,002,778
Change in net unrealized appreciation (depreciation) on:
Investments	9,063,662
Swap contracts	(243,549)
Futures	525,935
Forward foreign currency contracts	(187,086)
Foreign currency	(117,825)
9,041,137
Net gain (loss)	11,043,915
Net increase (decrease) in net assets resulting from operations	$14,682,179
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 21

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2023	2022
Operations:
Net investment income	$3,638,264	$3,146,492
Net realized gain (loss)	2,002,778	(3,479,034)
Change in net unrealized appreciation (depreciation)	9,041,137	(18,974,528)
Net increase (decrease) in net assets resulting from operations	14,682,179	(19,307,070)
Distributions to shareholders:
Class A	(3,321,406)	(12,945,935)
Class B	(342)	(1,320)
Total distributions	(3,321,748)	(12,947,255)
Fund share transactions:
Class A
Proceeds from shares sold	4,136,010	4,686,710
Reinvestment of distributions	3,321,406	12,945,935
Payments for shares redeemed	(11,919,499)	(14,102,685)
Net increase (decrease) in net assets from Class A share transactions	(4,462,083)	3,529,960
Class B
Reinvestment of distributions	342	1,320
Net increase (decrease) in net assets from Class B share transactions	342	1,320
Increase (decrease) in net assets	6,898,690	(28,723,045)
Net assets at beginning of period	102,668,982	131,392,027
Net assets at end of period	$109,567,672	$102,668,982

Other Information
Class A
Shares outstanding at beginning of period	5,077,917	4,905,426
Shares sold	197,546	215,723
Shares issued to shareholders in reinvestment of distributions	162,814	602,697
Shares redeemed	(566,804)	(645,929)
Net increase (decrease) in Class A shares	(206,444)	172,491
Shares outstanding at end of period	4,871,473	5,077,917
Class B
Shares outstanding at beginning of period	566	504
Shares issued to shareholders in reinvestment of distributions	17	62
Net increase (decrease) in Class B shares	17	62
Shares outstanding at end of period	583	566
The accompanying notes are an integral part of the financial statements.

22 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Financial Highlights
DWS Global Income Builder VIP — Class A
	Years Ended December 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$20.22	$26.78	$25.07	$24.63	$21.33
Income (loss) from investment operations:
Net investment income[a]	.73	.61	.62	.57	.69
Net realized and unrealized gain (loss)	2.21	(4.47)	2.08	1.16	3.54
Total from investment operations	2.94	(3.86)	2.70	1.73	4.23
Less distributions from:
Net investment income	(.67 )	(.69 )	(.62 )	(.74 )	(.90 )
Net realized gains	—	(2.01)	(.37 )	(.55 )	(.03 )
Total distributions	(.67 )	(2.70)	(.99 )	(1.29)	(.93 )
Net asset value, end of period	$22.49	$20.22	$26.78	$25.07	$24.63
Total Return (%)	14.89	(14.98)	10.95	8.28	20.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	110	103	131	127	130
Ratio of expenses (%)[b]	.65	.65	.61	.64	.68
Ratio of net investment income (%)	3.47	2.80	2.36	2.51	2.96
Portfolio turnover rate (%)	180	95	104	137	182

[a]	Based on average shares outstanding during the period.
[b]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 23

DWS Global Income Builder VIP — Class B
	Years Ended December 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$20.17	$26.70	$25.01	$24.61	$21.30
Income (loss) from investment operations:
Net investment income[a]	.66	.55	.52	.50	.65
Net realized and unrealized gain (loss)	2.21	(4.46)	2.08	1.15	3.55
Total from investment operations	2.87	(3.91)	2.60	1.65	4.20
Less distributions from:
Net investment income	(.60 )	(.61 )	(.54 )	(.70 )	(.86 )
Net realized gains	—	(2.01)	(.37 )	(.55 )	(.03 )
Total distributions	(.60 )	(2.62)	(.91 )	(1.25)	(.89 )
Net asset value, end of period	$22.44	$20.17	$26.70	$25.01	$24.61
Total Return (%)[b]	14.55	(15.24)	10.56	7.90	20.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	13	11	13	12	11
Ratio of expenses before expense reductions (%)[c]	1.13	1.12	1.05	1.10	1.10
Ratio of expenses after expense reductions (%)[c]	.96	.96	.96	.93	.86
Ratio of net investment income (%)	3.17	2.49	1.99	2.20	2.77
Portfolio turnover rate (%)	180	95	104	137	182

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

24 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Global Income Builder VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

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Swap contracts are valued daily based upon prices supplied by a pricing vendor approved by the Pricing Committee, if available, and otherwise are valued at the price provided by the broker-dealer with which the swap was traded. Swap contracts are generally categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Prior to March 27, 2023, Deutsche Bank AG served as securities lending agent for the Fund. Effective March 27, 2023, National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2023, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of December 31, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

26 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

As of December 31, 2023, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements as of December 31, 2023

	Overnight and Continuous	˂30 days	Between 30 & 90 days	˃90 days	Total
Securities Lending Transactions
Common Stocks	$1,068,912	$—	$—	$—	$1,068,912
Corporate Bonds	5,375	—	—	—	5,375
Total Borrowings	$1,074,287	$—	$—	$—	$1,074,287
Gross amount of recognized liabilities for securities lending transactions:					$1,074,287
When-Issued, Delayed-Delivery Securities and Forward-Commitment Transactions. The Fund may purchase or sell securities on a when-issued, delayed-delivery or forward- commitment basis, including To Be Announced (TBA) purchase commitments, with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. The Fund may sell a TBA purchase commitment before the settlement date or enter into a new commitment to extend the delivery date into the future. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the TBA purchase commitment.
Certain risks may arise upon entering into when-issued, delayed-delivery or forward-commitment transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Such transactions may also have the effect of leverage on the Fund and may cause the Fund to be more volatile. Additionally, losses may arise due to changes in the value of the underlying securities.
Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable based upon the current interpretation of the tax rules and regulations. Estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At December 31, 2023, the Fund had net tax basis capital loss carryforwards of $1,574,339 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, income received from passive foreign investment companies, investments in derivatives, premium amortization on debt securities, the realized tax character on distributions from certain securities and additional income

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recognition on debt securities classified as equity. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2023, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$3,872,455
Capital loss carryforwards	$(1,574,339)
Net unrealized appreciation (depreciation) on investments	$11,292,655
At December 31, 2023, the aggregate cost of investments for federal income tax purposes was $107,845,624. The net unrealized appreciation for all investments based on tax cost was $11,292,655. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $15,112,676 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $3,820,021.
In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2023	2022
Distributions from ordinary income*	$3,321,748	$6,588,183
Distributions from long-term capital gains	$—	$6,359,072

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes, with the exception of securities in default of principal.
B.
Derivative Instruments
Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.
The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially

28 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.
An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.
Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2023, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.
There were no open interest rate swap contracts as of December 31, 2023. For the year ended December 31, 2023, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $6,000,000.
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2023, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains. In addition, the Fund entered into equity index futures as a means of gaining exposure to the equity asset class without investing directly into such asset class and to manage the risk of stock market volatility.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of December 31, 2023, is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2023, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $9,676,000 to $28,750,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $10,085,000 to $12,792,000.
Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2023, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and for non-hedging purposes to seek to enhance potential gains.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on

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appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of December 31, 2023, is included in the table following the Fund’s Investment Portfolio. For the year ended December 31, 2023, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $5,515,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $3,734,000.
The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2023 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Futures Contracts
Equity Contracts (a)	$718,461
Interest Rate Contracts (a)	293,899
$1,012,360
The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivative	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$(177,999)	$(177,999)
Interest Rate Contracts (a)	—	(69,559)	(69,559)
Foreign Exchange Contracts (b)	(132,002)	—	(132,002)
	$(132,002)	$(247,558)	$(379,560)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b)	Unrealized depreciation on forward foreign currency contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2023 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$129,783	$129,783
Interest Rate Contracts (a)	—	266,035	(350,649)	(84,614)
Foreign Exchange Contracts (a)	50,610	—	—	50,610
	$50,610	$266,035	$(220,866)	$95,779
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Net realized gain (loss) from forward foreign currency contracts, swap and futures contracts, respectively

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$247,889	$247,889
Interest Rate Contracts (a)	—	(243,549)	278,046	34,497
Foreign Exchange Contracts (a)	(187,086)	—	—	(187,086)
	$(187,086)	$(243,549)	$525,935	$95,300
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts and futures, respectively
As of December 31, 2023, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty

30 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:
Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Australia and New Zealand Banking Group Ltd.	$36,832	$—	$—	$36,832
Bank of America	12,115	—	—	12,115
BNP Paribas SA	9,943	—	—	9,943
Citigroup, Inc.	16,262	—	—	16,262
State Street Bank and Trust	56,850	—	—	56,850
	132,002	—	—	132,002
C.
Purchases and Sales of Securities
During the year ended December 31, 2023, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$164,434,593	$175,106,794
U.S. Treasury Obligations	$20,767,376	$14,794,703
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.370%
Next $750 million of such net assets	.345%
Over $1 billion of such net assets	.310%
Accordingly, for the year ended December 31, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund’s average daily net assets.
For the period from January 1, 2023 through September 30, 2023, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.71%
Class B	.96%

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Effective October 1, 2023 through September 30, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.70%
Class B	.95%
For the year ended December 31, 2023, fees waived and/or expenses reimbursed for Class B are $20.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2023, the Administration Fee was $101,674, of which $8,903 is unpaid.
Distribution Service Agreement. DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, is the Fund’s distributor. In accordance with the Distribution Plan, DDI receives 12b-1 fees of up to 0.25% of the average daily net assets of Class B shares. For the year ended December 31, 2023, the Distribution Service Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at December 31, 2023
Class B	$30	$3
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2023
Class A	$649	$109
Class B	28	5
	$677	$114
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,645, of which $151 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Prior to March 27, 2023, Deutsche Bank AG served as securities lending agent for the Fund. For the year ended December 31, 2023, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $42.

32 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

E.
Ownership of the Fund
At December 31, 2023, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 60%.
F.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2023.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Global Income Builder VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Global Income Builder VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2024

34 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF”) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging” shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index” that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 35

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2023 to December 31, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2023

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/23	$1,000.00	$1,000.00
Ending Account Value 12/31/23	$1,066.40	$1,064.50
Expenses Paid per $1,000*	$3.33	$5.00
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/23	$1,000.00	$1,000.00
Ending Account Value 12/31/23	$1,021.98	$1,020.37
Expenses Paid per $1,000*	$3.26	$4.89

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS Global Income Builder VIP	.64%	.96%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

36 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Tax Information (Unaudited)
For corporate shareholders, 24% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2023, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 37

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Income Builder VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2023.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the  Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, profitability, economies of scale, and fall-out benefits from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant as part of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2022, the Fund’s performance (Class A shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being

38 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2022.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2022). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2022, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance.  The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 39

commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

40 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	68	—
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President and Chief Risk Management
Officer, First Chicago NBD Corporation/The First National Bank of Chicago
(1996–1998); Executive Vice President and Head of International Banking
(1995–1996); Not-for-Profit Directorships: Window to the World
Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago;
Former Directorships: Director and Chairman of the Board,
Healthways Inc.[2] (population well-being and wellness services)
(2003–2014); Stockwell Capital Investments PLC (private equity); Enron
Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook
Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company) (2003–2021); and Prisma Energy International; Former Not-for-
Profit Directorships: Public Radio International; Palm Beach Civic Assn.
		68	—
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Board Member or Advisory Board Member since 2023[3]	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987–present); Directorships: The Meritex Company (2017–present); Driessen Water, Inc. (2016–present); and The Hardenbergh Foundation (2021–present); Former Directorships: Mairs & Power Funds Trust (mutual funds) (2010–2022); and Crescent Electric Supply Company (2010–2019)	21[4]	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge
(law firm) (1988–1990); Vice President of Corporate Affairs and General
Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former
Chairman of the Board, Southwest Florida Community Foundation
(charitable organization); Former Directorships: ICI Mutual Insurance
Company (2007–2015); Sun Capital Advisers Trust (mutual funds)
(2007–2012); Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance,
executive committees)
		68	—

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 41

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor of Finance,
The Wharton School, University of Pennsylvania (1972–present); formerly:
Director, The Wharton Financial Institutions Center (1994–2020); Vice Dean
and Director, Wharton Undergraduate Division (1995–2000) and Director,
The Lauder Institute of International Management Studies (2000–2006);
Member FDIC Systemic Risk Advisory Committee (2011–present), member Systemic Risk Council (2012–present) and member of the
Advisory Board of the Yale Program on Financial Stability (2013–present);
Former Directorships: Co-Chair of the Shadow Financial Regulatory
Committee (2003–2015), Executive Director of The Financial Economists
Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013),
Director of The Aberdeen Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007–2021) and Nonexecutive Director of Barclays
Bank DE (2010–2018)
		68	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President and General Counsel, RLJ Lodging Trust[2] (since 2023); formerly Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (since July 2023); Formerly: Executive
Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive
Committee, Philadelphia Chamber of Commerce (2001–2007); Director,
Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson
Foundation (charitable organization) (1994–2012); President, Chief
Executive Officer and Director (1994–2020) and Senior Advisor
(2020–2021), The Pew Charitable Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare)
(2009–2021); Director, Becton Dickinson and Company[2] (medical technology company) (2012–2022)
		68	Director, The Bridgespan Group (nonprofit organization) (since October 2020)
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present); Directorships: Advisory Board Member, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	68	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	68	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Head of Americas CEO Office, DWS (2023–present), Head of Fund Administration, Head of Product
Americas and Head of U.S. Mutual Funds, DWS (2017–present); Vice President, DWS Service Company
(2018–present); President, DB Investment Managers, Inc. (2018–present); President and Chief Executive
Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2017–present); Vice President, DWS Investment Management Americas, Inc.
(2023–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the
DWS funds (2013–2019); Secretary, DWS USA Corporation (2018–2023); Assistant Secretary, DWS
Investment Management Americas, Inc. (2018–2023); Assistant Secretary, DWS Trust Company
(2018–2023); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020); Assistant Secretary, DWS Distributors, Inc.
(2018–2023); Directorships: Director of DWS Service Company (2018–present); Director of DB
Investment Managers, Inc. (2018–present); Director of Episcopalian Charities of New York
(2018–present); Interested Director of The European Equity Fund, Inc., The New Germany Fund, Inc. and
The Central and Eastern Europe Fund, Inc. (2020–present); Director of ICI Mutual Insurance Company
(2020–present); Director of DWS USA Corporation (2023–present); Director of DWS Investment
Management Americas, Inc. (2023–present); and Manager of DBX Advisors LLC. (2023–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas,
Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX
ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and
Assistant Secretary, DBX ETF Trust (2019–2020)

42 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Ciara Crawford[9] (1984) Assistant Secretary, 2019–present
Fund Administration (Specialist), DWS (2015–present); Assistant Secretary, DWS Service Company
(2018–present); Assistant Secretary of U.S. Mutual Funds, DWS (2019–present); Assistant Secretary,
DWS USA Corporation (2023–present); Assistant Secretary, DBX Advisors, LLC (2023–present);
Assistant Secretary, DWS Investment Management Americas, Inc. (2023–present); Assistant Clerk, DWS
Trust Company (2023–present); formerly, Legal Assistant at Accelerated Tax Solutions

Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and
Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present);
formerly: Assistant Treasurer for the DWS funds (2007–2018)

Yvonne Wong[8] (1960) Assistant Treasurer, since December 1, 2023	Fund Administration (Senior Analyst), DWS; Assistant Treasurer, DBX ETF Trust (since November 14, 2023)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS
Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer,
The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The
European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer,
DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary,
Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017);
and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company
(2021–present); AML Officer, DBX ETF Trust (2021–present); AML Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2021–present);
formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Daugherty are each an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity
500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds,
Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS
Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS
Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Daugherty are each a Board Member of each other Trust.

[4]
Mr. Perry and Ms. Daugherty each oversees 21 funds in the DWS Fund Complex as a Board Member of various Trusts. Mr. Perry and
Ms. Daugherty are each an Advisory Board Member of various Trusts/Corporations comprised of 47 funds in the DWS
Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”
of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, New York 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 43

VS2GIB-2  (R-025825-13 2/24)

December 31, 2023
Annual Report
Deutsche DWS Variable Series II
DWS Government Money Market VIP

Contents
3	Management Summary
5	Portfolio Summary
6	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
16	Report of Independent Registered Public Accounting Firm
17	Other Information
18	Information About Your Fund's Expenses
19	Tax Information
19	Proxy Voting
20	Advisory Agreement Board Considerations and Fee Evaluation
23	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund. Please read the prospectus for specific details regarding the Fund’s risk profile.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Management Summary December 31, 2023 (Unaudited)
As the year opened, the Fed was well down the path of tightening policy in response to rising U.S. consumer price inflation that peaked at 9.1% in June of 2022. In this vein, the fed funds target range entering 2023 was 4.25% to 4.50%, as compared to 0% to 0.25% entering 2022. As inflation showed signs of moderating going into 2023, markets became increasingly optimistic that the Fed and other leading central banks were poised to stop raising interest rates. January saw Treasury yields ease off their recent highs on the outlook for easier monetary policy. On February 1, the Fed raised short term rates by a comparatively moderate 25 basis points, to a target range of 4.50% to 4.75%.
March of 2023 saw the failure of a pair of U.S. banks and the collapse of European giant Credit Suisse raise the prospect of a banking crisis. The Fed responded by initiating a new lending facility to support bank liquidity while the market began to price in multiple cuts in fed funds before year end. The outlook for easier monetary policy and the flight to safety brought about by the specter of a banking crisis led longer-term money market rates to drift lower. At its March 23 meeting the Fed raised the fed funds target by another quarter-point to a range of 4.75% to 5.0%. The rate hike was well-received by financial markets as a signal that the Fed believed the financial system remained on generally sound footing.
As 2023 progressed, inflation continued to ease, with June U.S. consumer price inflation registering at 3.0%. With the U.S. economy and employment displaying surprising resilience in the face of its past tightening, the Fed would implement additional 25 basis point increases at its early May and late July meetings, leaving fed funds at 5.25% to 5.50% at the end of August 2023. The Fed held rates steady at its last three meetings of 2023, citing the improving inflation outlook.
Masking the significant volatility seen over the course of the year, short-term U.S. Treasury yields finished the 12-month period higher given the Fed’s policy tightening. As of December 31, 2023, yields of one-month, six-month and one-year Treasury bills were 5.60%, 5.26%, and 4.79% respectively, versus 4.12%, 4.76% and 4.73%, respectively, as of December 31, 2022 (source: U.S. Department of the Treasury).
We were able to maintain what we believe to be a competitive yield for the Fund during the annual period ended December 31, 2023. During the period, the Fund held a large percentage of portfolio assets in floating-rate securities to take advantage of rising interest rates and looked for yield opportunities in treasury bills and agency notes. At the same time, the Fund invested in overnight agency repurchase agreements for liquidity. Given the high level of volatility in markets, we preferred to be cautious during a time of market uncertainty, maintaining a higher level of overnight liquidity. In the end, this cost the Fund some yield, but we believe that this represented a prudent approach to preserving principal.
The Fed appears to be at the end of its latest rate hiking cycle, and the market is pricing in several rate cuts in 2024. While the course of Fed policy is uncertain and subject to changes in conditions, we have been evaluating opportunities to extend portfolio duration in order to lock in higher yields. Our investment strategy seeks to achieve a competitive yield for shareholders while we also look to maintain a strong liquidity profile under the current market conditions.
A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 3

Fund Performance (as of December 31, 2023)
All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
7-Day Current Yield
DWS Government Money Market VIP — Class A	5.07%
Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund’s shares outstanding. Please visit our Web site at liquidity.dws.com/US/index.jsp for the product’s most recent month-end performance.
Terms to Know
The yield curve is a graphic representation of how yields on bonds of different maturities compare. Normally, yield curves slant upward, as bonds with longer maturities typically offer higher yields than short-term bonds.
Floating-rate securities are investments with interest payments that adjust periodically based upon a predetermined benchmark interest rate.
Repurchase Agreements (Repos) are agreements between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments.
Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

4 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio)	12/31/23	12/31/22
Repurchase Agreements	54%	68%
Government & Agency Obligations	46%	32%
	100%	100%

Weighted Average Maturity	12/31/23	12/31/22
Deutsche DWS Variable Series II —DWS Government Money Market VIP	32 days	8 days
iMoneyNet Money Fund AverageTM— Gov’t & Agency Retail*	31 days	15 days

*
The Fund is compared to its respective iMoneyNet Money Fund Average category: Gov’t & Agency Retail — Category includes the most broadly based of the government retail funds. These funds may invest in U.S. Treasury securities, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 6.
Each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com as of each month-end. Please see the Fund’s current prospectus for more information.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 5

Investment Portfolioas of December 31, 2023

	Principal Amount ($)	Value ($)
Government & Agency Obligations 46.5%
U.S. Government Sponsored Agencies 12.0%
Federal Farm Credit Banks:
5.25% (a), 12/13/2024	175,000	174,973
SOFR + 0.135%, 5.535% (b), 6/3/2025	500,000	500,000
SOFR + 0.145%, 5.545% (b), 7/25/2025	500,000	500,000
Federal Home Loan Bank Discount Notes, 5.222% (a), 4/5/2024	1,300,000	1,282,333
Federal Home Loan Banks:
5.0% (a), 9/18/2024	1,500,000	1,499,374
5.4% (a), 1/14/2025	1,250,000	1,250,000
SOFR + 0.03%, 5.43% (b), 1/12/2024	2,000,000	2,000,000
SOFR + 0.03%, 5.43% (b), 1/16/2024	1,000,000	1,000,000
SOFR + 0.035%, 5.435% (b), 2/12/2024	2,000,000	2,000,000
SOFR + 0.035%, 5.435% (b), 2/13/2024	1,000,000	1,000,000
SOFR + 0.04%, 5.44% (b), 2/20/2024	2,000,000	2,000,000
SOFR + 0.04%, 5.44% (b), 2/26/2024	4,000,000	4,000,000
SOFR + 0.045%, 5.445% (b), 2/2/2024	500,000	500,000
SOFR + 0.45%, 5.445% (b), 2/5/2024	1,000,000	1,000,000
SOFR + 0.045%, 5.445% (b), 2/28/2024	3,000,000	3,000,000
SOFR + 0.45%, 5.445% (b), 3/15/2024	2,000,000	2,000,000
SOFR + 0.045%, 5.445% (b), 4/4/2024	4,000,000	4,000,000
SOFR + 0.05%, 5.45% (b), 3/20/2024	3,150,000	3,150,000
5.45% (a), 6/18/2024	500,000	499,770
SOFR + 0.125%, 5.525% (b), 2/24/2025	2,000,000	2,000,000
Federal National Mortgage Association, 5.52%, 7/16/2024	1,000,000	1,000,000
		34,356,450
U.S. Treasury Obligations 34.5%
U.S. Treasury Bills:
5.08% (a), 7/11/2024	3,500,000	3,406,480
5.105% (a), 8/8/2024	2,000,000	1,938,455
5.119% (a), 10/31/2024	1,000,000	957,594
5.161% (a), 6/13/2024	3,000,000	2,930,437
5.162% (a), 10/31/2024	2,000,000	1,914,905
5.163% (a), 10/31/2024	2,000,000	1,912,889
5.227% (a), 6/6/2024	4,000,000	3,910,074
5.305% (a), 1/11/2024	6,000,000	5,959,980
	Principal Amount ($)	Value ($)
5.314% (a), 4/2/2024	5,000,000	4,933,032
5.319% (a), 4/16/2024	3,000,000	2,953,656
5.32% (a), 3/21/2024	4,000,000	3,968,072
5.323% (a), 1/18/2024	4,500,000	4,488,844
5.333% (a), 1/4/2024	1,250,000	1,249,452
5.343% (a), 2/22/2024	5,000,000	4,961,939
5.356% (a), 1/11/2024	2,000,000	2,028,364
5.358% (a), 3/12/2024	6,000,000	5,937,461
5.374% (a), 3/21/2024	1,500,000	1,467,621
5.375% (a), 4/25/2024	2,000,000	1,966,132
5.39% (a), 1/30/2024	3,000,000	2,987,610
5.409% (a), 2/27/2024	4,000,000	3,966,212
5.409% (a), 3/5/2024	3,000,000	2,971,547
5.424% (a), 2/6/2024	2,000,000	1,989,300
5.424% (a), 2/29/2024	4,000,000	3,964,928
5.424% (a), 4/18/2024	2,000,000	1,967,899
U.S. Treasury Floating Rate Notes:
3-month U.S. Treasury Bill Money Market Yield minus 0.075%, 5.256% (b), 4/30/2024	3,000,000	2,999,613
3-month U.S. Treasury Bill Money Market Yield minus 0.015%, 5.316% (b), 1/31/2024	3,000,000	3,000,167
3-month U.S. Treasury Bill Money Market Yield + 0.037%, 5.368% (b), 7/31/2024	10,000,000	10,002,449
3-month U.S. Treasury Bill Money Market Yield + 0.125%, 5.456% (b), 7/31/2025	4,000,000	3,997,458
3-month U.S. Treasury Bill Money Market Yield + 0.17%, 5.501% (b), 10/31/2025	4,000,000	3,997,756
		98,730,326
Total Government & Agency Obligations (Cost $133,086,776)		133,086,776
Repurchase Agreements 54.6%
BNP Paribas, 5.34%, dated 12/29/2023, to be repurchased at $27,716,435 on 1/2/2024 (c)	27,700,000	27,700,000
Citigroup Global Markets, Inc., 5.33%, dated 12/29/2023, to be repurchased at $24,114,273 on 1/2/2024 (d)	24,100,000	24,100,000
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

	Principal Amount ($)	Value ($)
JPMorgan Securities, Inc.:
5.33%, dated 12/29/2023, to be repurchased at $11,406,751 on 1/2/2024 (e)	11,400,000	11,400,000
5.34%, dated 12/29/2023, to be repurchased at $23,914,181 on 1/2/2024 (f)	23,900,000	23,900,000
Royal Bank of Canada:
5.33%, dated 12/29/2023, to be repurchased at $7,904,679 on 1/2/2024 (g)	7,900,000	7,900,000
5.33%, dated 12/29/2023, to be repurchased at $12,407,344 on 1/2/2024 (h)	12,400,000	12,400,000
5.34%, dated 12/29/2023, to be repurchased at $23,213,765 on 1/2/2024 (i)	23,200,000	23,200,000
Wells Fargo Bank, 5.35%, dated 12/29/2023, to be repurchased at $25,415,099 on 1/2/2024 (j)	25,400,000	25,400,000
Total Repurchase Agreements (Cost $156,000,000)		156,000,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $289,086,776)	101.1	289,086,776
Other Assets and Liabilities, Net	(1.1)	(3,222,072)
Net Assets	100.0	285,864,704

(a)	Annualized yield at time of purchase; not a coupon rate.
(b)	Floating rate security. These securities are shown at their current rate as of December 31, 2023.
(c)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
33,067,274	U.S. Treasury STRIPS	Zero Coupon	11/15/2029–5/15/2046	26,286,050
2,052,600	U.S. Treasury Notes	2.625	5/31/2027	1,967,951
Total Collateral Value				28,254,001

(d)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
26,608,800	U.S. Treasury Notes	0.375–5.0	8/31/2025–9/30/2027	24,582,018

(e)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
12,648,600	U.S. Treasury Notes	0.75–1.25	8/31/2026–11/30/2026	11,628,068
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 7

(f)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
0.29	Federal Home Loan Mortgage Corp.	6.0	11/1/2036	0.30
13,289,063	Federal National Mortgage Association	3.0–5.18	9/1/2029–6/1/2052	13,796,273
11,135,606	Government National Mortgage Association	2.5–6.5	3/15/2025–11/15/2057	10,581,728
Total Collateral Value				24,378,001

(g)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
8,068,600	U.S. Treasury Bills	Zero Coupon	1/11/2024	8,058,030

(h)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
100	U.S. Treasury Bills	Zero Coupon	3/21/2024	99
14,447,500	U.S. Treasury Bonds	1.375–4.0	11/15/2040–11/15/2047	11,936,291
200	U.S. Treasury Notes	2.25–3.0	12/31/2024–7/15/2025	198
166,700	U.S. Treasury Inflation-Indexed Bonds	0.625–2.0	1/15/2026–2/15/2047	173,390
1,366,700	U.S. Treasury STRIPS	Zero Coupon	8/15/2043–8/15/2050	545,550
Total Collateral Value				12,655,528

(i)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
13,985	Federal Home Loan Mortgage Corp.	2.5–7.0	6/1/2048–1/1/2054	12,829
8,521,008	Federal National Mortgage Association	2.0–7.5	6/1/2041–12/1/2053	7,277,735
4,542,378	Government National Mortgage Association	2.0–6.5	2/20/2042–11/20/2053	4,308,872
18,293,300	U.S. Treasury Bonds	1.125–4.0	8/15/2040–11/15/2042	11,823,661
100	U.S. Treasury Notes	0.375	1/31/2026	93
72,900	U.S. Treasury Inflation-Indexed Bonds	0.625–2.375	1/15/2025–2/15/2043	77,004
514,900	U.S. Treasury STRIPS	Zero Coupon	8/15/2046–8/15/2050	177,847
Total Collateral Value				23,678,041

(j)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
24,976,262	Federal Home Loan Mortgage Corp.	6.0–7.0	10/1/2053–12/1/2053	25,908,000

SOFR: Secured Overnight Financing Rate
STRIPS: Separate Trading of Registered Interest and Principal Securities
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.
The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (a)	$—	$133,086,776	$—	$133,086,776
Repurchase Agreements	—	156,000,000	—	156,000,000
Total	$—	$289,086,776	$—	$289,086,776

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 9

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2023

Assets
Investments in securities, valued at amortized cost	$133,086,776
Repurchase agreements, valued at amortized cost	156,000,000
Cash	16,715
Receivable for Fund shares sold	82,526
Interest receivable	553,032
Other assets	4,642
Total assets	289,743,691
Liabilities
Payable for investments purchased	2,987,610
Payable for Fund shares redeemed	150,231
Distributions payable	577,504
Accrued management fee	57,204
Accrued Trustees' fees	3,163
Other accrued expenses and payables	103,275
Total liabilities	3,878,987
Net assets, at value	$285,864,704
Net Assets Consist of
Distributable earnings (loss)	8,791
Paid-in capital	285,855,913
Net assets, at value	$285,864,704
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($285,864,704 ÷ 285,920,893 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
for the year ended December 31, 2023

Investment Income
Income:
Interest	$10,517,929
Expenses:
Management fee	485,273
Administration fee	200,304
Services to shareholders	2,896
Custodian fee	7,460
Professional fees	53,068
Reports to shareholders	38,273
Trustees' fees and expenses	8,907
Other	10,244
Total expenses	806,425
Net investment income	9,711,504
Net realized gain (loss) from investments	2,426
Net increase (decrease) in net assets resulting from operations	$9,713,930
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2023	2022
Operations:
Net investment income	$9,711,504	$2,385,589
Net realized gain (loss)	2,426	(119)
Net increase (decrease) in net assets resulting from operations	9,713,930	2,385,470
Distributions to shareholders:
Class A	(9,711,503)	(2,385,590)
Fund share transactions:
Class A
Proceeds from shares sold	193,367,672	174,719,180
Reinvestment of distributions	9,448,141	2,068,026
Payments for shares redeemed	(103,500,306)	(186,972,657)
Net increase (decrease) in net assets from Class A share transactions	99,315,507	(10,185,451)
Increase (decrease) in net assets	99,317,934	(10,185,571)
Net assets at beginning of period	186,546,770	196,732,341
Net assets at end of period	$285,864,704	$186,546,770

Other Information
Class A
Shares outstanding at beginning of period	186,606,016	196,801,073
Shares sold	193,367,042	174,709,574
Shares issued to shareholders in reinvestment of distributions	9,448,141	2,068,026
Shares redeemed	(103,500,306)	(186,972,657)
Net increase (decrease) in Class A shares	99,314,877	(10,195,057)
Shares outstanding at end of period	285,920,893	186,606,016
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 11

Financial Highlights
DWS Government Money Market VIP — Class A
	Years Ended December 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	.047	.013	.000 *	.002	.018
Net realized gain (loss)	.000 *	(.000 )*	(.000 )*	.000 *	.000 *
Total from investment operations	.047	.013	.000 *	.002	.018
Less distributions from:
Net investment income	(.047 )	(.013 )	(.000 )*	(.002 )	(.018 )
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	4.75	1.29 [a]	.01 [a]	.24 [a]	1.77 [a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	286	187	197	153	122
Ratio of expenses before expense reductions (%)[b]	.39	.40	.42	.42	.47
Ratio of expenses after expense reductions (%)[b]	.39	.32	.06	.23	.47
Ratio of net investment income (%)	4.70	1.25	.01	.20	1.74

[a]	Total return would have been lower had certain expenses not been reduced.
[b]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Amount is less than $.0005.
The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Government Money Market VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/ amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated sub-custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claim on the collateral may be subject to legal proceedings.
As of December 31, 2023, the Fund held repurchase agreements with a gross value of $156,000,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund’s Investment Portfolio.
Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 13

At December 31, 2023, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income	$8,791
At December 31, 2023, the Fund had an aggregate cost of investments for federal income tax purposes of $289,086,776.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2023	2022
Distributions from ordinary income	$9,711,503	$2,385,590
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.
B.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund’s average daily net assets	.235%
Next $500 million of such net assets	.220%
Next $1.0 billion of such net assets	.205%
Over $2.0 billion of such net assets	.190%
Accordingly, for the year ended December 31, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.235% of the Fund’s average daily net assets.
For the period from January 1, 2023 through September 30, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.51%.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2023, the Administration Fee was $200,304, of which $23,612 is unpaid.
Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the

14 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

shareholder servicing fee it receives from the Fund. For the year ended December 31, 2023, the amounts charged to the Fund by DSC aggregated $2,496, of which $397 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,045, of which $531 is unpaid.
Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
C.
Ownership of the Fund
At December 31, 2023, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 45% and 34%, respectively.
D.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2023.
E.
Money Market Fund Investments and Yield
Rising interest rates could cause the value of the Fund’s investments — and therefore its share price as well — to decline. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the Fund. Increased redemptions from the Fund may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. Recently, the U.S. Federal Reserve has raised interest rates in response to increased inflation. As a result, fixed-income and related markets may experience heightened levels of interest rate volatility and liquidity risk. A sharp rise in interest rates could cause the value of the Fund’s investments to decline and impair the Fund’s ability to maintain a stable $1.00 share price.  Conversely, any decline in interest rates is likely to cause the Fund’s yield to decline, and during periods of unusually low or negative interest rates, the Fund’s yield may approach or fall below zero. A low or negative interest rate environment may prevent the Fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair the Fund’s ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors.  Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates.  Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Money market funds try to minimize interest rate risk by purchasing short-term securities. If there is an insufficient supply of U.S. government securities to meet investor demand, it could result in lower yields on such securities and increase interest rate risk for the Fund.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 15

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Government Money Market VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Government Money Market VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2024

16 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF”) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging” shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index” that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 17

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2023 to December 31, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2023

Actual Fund Return	Class A
Beginning Account Value 7/1/23	$1,000.00
Ending Account Value 12/31/23	$1,025.34
Expenses Paid per $1,000*	$1.89
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/23	$1,000.00
Ending Account Value 12/31/23	$1,023.34
Expenses Paid per $1,000*	$1.89

*
Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by
184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Government Money Market VIP	.37%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

18 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Tax Information (Unaudited)
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 19

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Government Money Market VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2023.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the  Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, profitability, economies of scale, and fall-out benefits from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant as part of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one- and three-year periods ended December 31, 2022, the Fund’s gross performance (Class A shares) was in the 3rd quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

20 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2022). Based on Broadridge data provided as of December 31, 2022, the Board noted that the Fund’s Class A shares total operating expenses were higher than the median (4th quartile) of the applicable Broadridge expense universe (less any applicable 12b-1 fees). The Board noted the expense limitation agreed to by DIMA. The Board also noted the voluntary fee waivers implemented by DIMA from time to time in recent years to ensure the Fund maintained a positive yield, and that the effect of these waivers on Fund expenses is not reflected in the comparisons of Fund expenses to the Broadridge expense universe noted above. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 21

the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

22 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	68	—
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President and Chief Risk Management
Officer, First Chicago NBD Corporation/The First National Bank of Chicago
(1996–1998); Executive Vice President and Head of International Banking
(1995–1996); Not-for-Profit Directorships: Window to the World
Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago;
Former Directorships: Director and Chairman of the Board,
Healthways Inc.[2] (population well-being and wellness services)
(2003–2014); Stockwell Capital Investments PLC (private equity); Enron
Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook
Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company) (2003–2021); and Prisma Energy International; Former Not-for-
Profit Directorships: Public Radio International; Palm Beach Civic Assn.
		68	—
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Board Member or Advisory Board Member since 2023[3]	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987–present); Directorships: The Meritex Company (2017–present); Driessen Water, Inc. (2016–present); and The Hardenbergh Foundation (2021–present); Former Directorships: Mairs & Power Funds Trust (mutual funds) (2010–2022); and Crescent Electric Supply Company (2010–2019)	21[4]	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge
(law firm) (1988–1990); Vice President of Corporate Affairs and General
Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former
Chairman of the Board, Southwest Florida Community Foundation
(charitable organization); Former Directorships: ICI Mutual Insurance
Company (2007–2015); Sun Capital Advisers Trust (mutual funds)
(2007–2012); Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance,
executive committees)
		68	—

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 23

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor of Finance,
The Wharton School, University of Pennsylvania (1972–present); formerly:
Director, The Wharton Financial Institutions Center (1994–2020); Vice Dean
and Director, Wharton Undergraduate Division (1995–2000) and Director,
The Lauder Institute of International Management Studies (2000–2006);
Member FDIC Systemic Risk Advisory Committee (2011–present), member Systemic Risk Council (2012–present) and member of the
Advisory Board of the Yale Program on Financial Stability (2013–present);
Former Directorships: Co-Chair of the Shadow Financial Regulatory
Committee (2003–2015), Executive Director of The Financial Economists
Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013),
Director of The Aberdeen Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007–2021) and Nonexecutive Director of Barclays
Bank DE (2010–2018)
		68	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President and General Counsel, RLJ Lodging Trust[2] (since 2023); formerly Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (since July 2023); Formerly: Executive
Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive
Committee, Philadelphia Chamber of Commerce (2001–2007); Director,
Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson
Foundation (charitable organization) (1994–2012); President, Chief
Executive Officer and Director (1994–2020) and Senior Advisor
(2020–2021), The Pew Charitable Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare)
(2009–2021); Director, Becton Dickinson and Company[2] (medical technology company) (2012–2022)
		68	Director, The Bridgespan Group (nonprofit organization) (since October 2020)
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present); Directorships: Advisory Board Member, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	68	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	68	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Head of Americas CEO Office, DWS (2023–present), Head of Fund Administration, Head of Product
Americas and Head of U.S. Mutual Funds, DWS (2017–present); Vice President, DWS Service Company
(2018–present); President, DB Investment Managers, Inc. (2018–present); President and Chief Executive
Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2017–present); Vice President, DWS Investment Management Americas, Inc.
(2023–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the
DWS funds (2013–2019); Secretary, DWS USA Corporation (2018–2023); Assistant Secretary, DWS
Investment Management Americas, Inc. (2018–2023); Assistant Secretary, DWS Trust Company
(2018–2023); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020); Assistant Secretary, DWS Distributors, Inc.
(2018–2023); Directorships: Director of DWS Service Company (2018–present); Director of DB
Investment Managers, Inc. (2018–present); Director of Episcopalian Charities of New York
(2018–present); Interested Director of The European Equity Fund, Inc., The New Germany Fund, Inc. and
The Central and Eastern Europe Fund, Inc. (2020–present); Director of ICI Mutual Insurance Company
(2020–present); Director of DWS USA Corporation (2023–present); Director of DWS Investment
Management Americas, Inc. (2023–present); and Manager of DBX Advisors LLC. (2023–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas,
Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX
ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and
Assistant Secretary, DBX ETF Trust (2019–2020)

24 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Ciara Crawford[9] (1984) Assistant Secretary, 2019–present
Fund Administration (Specialist), DWS (2015–present); Assistant Secretary, DWS Service Company
(2018–present); Assistant Secretary of U.S. Mutual Funds, DWS (2019–present); Assistant Secretary,
DWS USA Corporation (2023–present); Assistant Secretary, DBX Advisors, LLC (2023–present);
Assistant Secretary, DWS Investment Management Americas, Inc. (2023–present); Assistant Clerk, DWS
Trust Company (2023–present); formerly, Legal Assistant at Accelerated Tax Solutions

Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and
Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present);
formerly: Assistant Treasurer for the DWS funds (2007–2018)

Yvonne Wong[8] (1960) Assistant Treasurer, since December 1, 2023	Fund Administration (Senior Analyst), DWS; Assistant Treasurer, DBX ETF Trust (since November 14, 2023)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS
Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer,
The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The
European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer,
DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary,
Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017);
and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company
(2021–present); AML Officer, DBX ETF Trust (2021–present); AML Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2021–present);
formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Daugherty are each an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity
500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds,
Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS
Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS
Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Daugherty are each a Board Member of each other Trust.

[4]
Mr. Perry and Ms. Daugherty each oversees 21 funds in the DWS Fund Complex as a Board Member of various Trusts. Mr. Perry and
Ms. Daugherty are each an Advisory Board Member of various Trusts/Corporations comprised of 47 funds in the DWS
Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”
of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, New York 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 25

Notes

Notes

VS2GMM-2  (R-025834-13 2/24)

December 31, 2023
Annual Report
Deutsche DWS Variable Series II
DWS High Income VIP

Contents
3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statements of Changes in Net Assets
18	Financial Highlights
20	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Other Information
29	Information About Your Fund's Expenses
30	Tax Information
30	Proxy Voting
31	Advisory Agreement Board Considerations and Fee Evaluation
34	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS High Income VIP

Performance SummaryDecember 31, 2023 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of each prospectus dated May 1, 2023 are 0.91% and 1.32% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31
ICE BofA US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS High Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,134	$10,551	$12,968	$14,875
	Average annual total return	11.34%	1.80%	5.34%	4.05%
ICE BofA US High Yield Index	Growth of $10,000	$11,347	$10,614	$12,882	$15,546
	Average annual total return	13.47%	2.01%	5.19%	4.51%
DWS High Income VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,107	$10,447	$12,744	$14,403
	Average annual total return	11.07%	1.47%	4.97%	3.72%
ICE BofA US High Yield Index	Growth of $10,000	$11,347	$10,614	$12,882	$15,546
	Average annual total return	13.47%	2.01%	5.19%	4.51%
The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS High Income VIP	| 3

Management Summary December 31, 2023 (Unaudited)
The Fund gained 11.34% in 2023 (Class A shares, unadjusted for contract charges) but underperformed the 13.47% return of its benchmark, the ICE BofA US High Yield Index.
High-yield bonds produced a healthy gain in 2023, helping the index finish with its strongest total return in a calendar year since 2019. While the end result was positive, the market was in fact highly volatile over the course of the year due to persistent concerns that the U.S. Federal Reserve would need to keep interest rates “higher for longer.” The environment changed for the better in November and December, leading to a rally that helped the index finish the year firmly in positive territory. The market’s strong advance reflected a shift toward expectations that central banks were in fact finished raising interest rates. U.S. Treasury yields fell sharply in response, boosting returns across all segments of the fixed-income market. Investors also grew optimistic that the U.S. economy would avoid a recession and achieve the ideal outcome of a “soft landing.” The more favorable outlook led to a decline in yield spreads, further adding to market performance in late 2023.
Sector allocations and security selection both detracted from the Fund’s relative performance during the period. With respect to allocation, an underweight in the outperforming retail and building materials sectors detracted. However, overweights in the leisure, oilfield services, and chemicals sectors contributed. From a ratings perspective, our higher-quality bias—as expressed in an underweight position in bonds rated CCC and below—dampened results. Lower-quality issues generally outperformed at a time of robust returns for the overall high-yield market. A small overweight in high-quality BBB bonds that were upgraded to investment grade offset some of the shortfall. In terms of security selection, we lost some ground from zero weightings in issuers that outperformed in 2023, including Carvana Co., AMC Entertainment Holdings, Inc., and NFP Corp. On the other hand, overweights in Teva Pharmaceutical Finance, Carnival Corp., and Royal Caribbean Cruises Ltd. contributed. The Fund used derivatives to hedge its modest euro exposure back into U.S. dollars, which did not have a material effect on performance. Although we use derivatives periodically for specific purposes, they are not a core aspect of our strategy.
We retain a constructive view on the high-yield market at year-end, but we are mindful of the potential risks. While a soft-landing scenario appeared to be the most likely outcome, the possibility of a recession remained in place. Of particular concern would be conditions where inflation begins to reaccelerate, compelling central banks to keep rates “higher for longer” or even impose further rate hikes. We also expect that the high-yield market could be vulnerable to a range of disruptive factors that can not be fully anticipated, such as issues related to the conflict in the Middle East, the ongoing war in Ukraine, and tensions between Taiwan and China.
Despite these risks, we see opportunities for relatively solid total returns across the high-yield market on the view that yields and valuations remain attractive from a historical perspective. We have a preference for companies that have already extended their debt maturity schedules and lack near-term refinancing needs and/or capital requirements. On the other hand, we are more cautious on lower-rated issuers that have yet to address near-term debt maturities. We believe the credit metrics for issuers with greater refinancing needs could become more challenged if borrowing costs stay high for an extended period. We prefer issuers with the ability to pass on price increases to defend their cash flows and profit margins from the effects of higher labor and raw materials costs. With the lingering threat of a slowing economy, we favor issuers with a demonstrated track record of successfully managing through recessionary conditions. We also remain on the lookout for opportunities where merger and acquisition activity could benefit the credit profiles of the acquiring and target companies. We continue to view credit analysis as critical for generating attractive total returns and balancing risk.
Gary Russell, CFA, Head of Investment Strategy Fixed Income
Thomas R. Bouchard, Senior Portfolio Manager & Team Lead Fixed Income
Sarah Rowin, CFA, Senior Portfolio Manager & Team Lead Fixed Income
Nick Soroka, Portfolio Manager & Senior Research Analyst Fixed Income
Kirk Maurer, CFA, Portfolio Manager & Senior Research Analyst Fixed Income
Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4 |	Deutsche DWS Variable Series II — DWS High Income VIP

Terms to Know
The ICE BofA US High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the US domestic market.
Yield spread refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.
Credit ratings are assessments of the creditworthiness of a borrower such as a corporation, a municipality or a sovereign country by a credit ratings agency (i.e., Standard & Poor’s, Moody’s, Fitch). Ratings agencies are paid to make such credit assessments by the entity that is seeking a rating for itself. Letter grades of “BBB” and above indicate that the rated borrower is considered “investment grade” by a particular ratings agency.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Overweight means that a fund holds a higher weighting in a given sector compared with its benchmark index. Underweight means that a fund holds a lower weighting.
Derivatives are contracts whose values can be based on a variety of instruments, including indices, currencies or securities. They can be utilized for a variety of reasons, including for hedging purposes, for risk management, for non-hedging purposes to seek to enhance potential gains, as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

Deutsche DWS Variable Series II — DWS High Income VIP	| 5

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/23	12/31/22
Corporate Bonds	92%	91%
Exchange-Traded Funds	5%	2%
Cash Equivalents	3%	4%
Loan Participations and Assignments	0%	3%
Warrants	0%	0%
Common Stocks	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Securities Lending Collateral and Cash Equivalents)	12/31/23	12/31/22
Consumer Discretionary	18%	18%
Energy	18%	19%
Communication Services	18%	19%
Materials	12%	9%
Industrials	11%	14%
Health Care	7%	8%
Utilities	6%	4%
Financials	4%	1%
Information Technology	3%	1%
Real Estate	2%	4%
Consumer Staples	1%	3%
	100%	100%

Quality (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/23	12/31/22
BBB	6%	10%
BB	63%	61%
B	24%	25%
CCC	6%	2%
Not Rated	1%	2%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or S&P Global Ratings (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 7.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6 |	Deutsche DWS Variable Series II — DWS High Income VIP

Investment Portfolioas of December 31, 2023

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 90.9%
Communication Services 16.0%
Altice France Holding SA, 144A, 10.5%, 5/15/2027	200,000	129,524
Altice France SA, 144A, 5.5%, 1/15/2028	200,000	164,715
CCO Holdings LLC:
144A, 4.5%, 8/15/2030	100,000	90,148
4.5%, 5/1/2032	10,000	8,565
144A, 4.5%, 6/1/2033	210,000	177,689
144A, 4.75%, 3/1/2030	140,000	127,927
144A, 5.125%, 5/1/2027	375,000	362,314
144A, 5.375%, 6/1/2029	550,000	518,422
Clear Channel Outdoor Holdings, Inc.:
144A, 7.5%, 6/1/2029	35,000	29,101
144A, 7.75%, 4/15/2028	120,000	103,465
CSC Holdings LLC:
144A, 4.125%, 12/1/2030	200,000	152,150
144A, 5.0%, 11/15/2031	280,000	169,400
144A, 6.5%, 2/1/2029	400,000	353,040
DirecTV Financing LLC, 144A, 5.875%, 8/15/2027	45,000	42,281
DISH DBS Corp.:
144A, 5.25%, 12/1/2026	140,000	119,945
144A, 5.75%, 12/1/2028	125,000	99,700
5.875%, 11/15/2024	86,000	80,648
7.75%, 7/1/2026	155,000	107,959
DISH Network Corp., 144A, 11.75%, 11/15/2027	75,000	78,289
Frontier Communications Holdings LLC:
144A, 5.0%, 5/1/2028	150,000	138,627
5.875%, 11/1/2029	130,000	109,847
Gray Television, Inc., 144A, 5.875%, 7/15/2026	80,000	77,817
iHeartCommunications, Inc., 144A, 5.25%, 8/15/2027	110,000	87,403
Iliad Holding SASU, 144A, 6.5%, 10/15/2026	200,000	199,609
LCPR Senior Secured Financing DAC:
144A, 5.125%, 7/15/2029	200,000	174,227
144A, 6.75%, 10/15/2027	189,000	185,118
Lumen Technologies, Inc., 144A, 4.0%, 2/15/2027	60,000	38,722
Nexstar Media, Inc., 144A, 4.75%, 11/1/2028	125,000	115,185
Outfront Media Capital LLC:
144A, 4.25%, 1/15/2029	45,000	40,607
144A, 5.0%, 8/15/2027	55,000	53,163
Sirius XM Radio, Inc.:
144A, 3.875%, 9/1/2031	290,000	248,091
144A, 4.0%, 7/15/2028	75,000	69,363
	Principal Amount ($)(a)		Value ($)
144A, 5.5%, 7/1/2029		250,000	241,708
Sprint LLC, 7.625%, 3/1/2026		245,000	255,957
TEGNA, Inc., 4.625%, 3/15/2028		160,000	149,451
Telecom Italia Capital SA, 6.375%, 11/15/2033		305,000	298,323
Telenet Finance Luxembourg Notes Sarl, 144A, 5.5%, 3/1/2028		200,000	187,000
UPC Broadband Finco BV, 144A, 4.875%, 7/15/2031		200,000	176,022
ViaSat, Inc., 144A, 5.625%, 9/15/2025		136,000	132,605
Virgin Media Finance PLC, 144A, 5.0%, 7/15/2030		200,000	176,332
Virgin Media Secured Finance PLC, 144A, 5.5%, 5/15/2029		345,000	333,354
Vodafone Group PLC, 7.0%, 4/4/2079		265,000	273,216
Zayo Group Holdings, Inc., 144A, 4.0%, 3/1/2027		60,000	48,106
Ziggo Bond Co. BV, 144A, 3.375%, 2/28/2030	EUR	350,000	325,550
			7,050,685
Consumer Discretionary 16.9%
Adient Global Holdings Ltd., 144A, 8.25%, 4/15/2031		125,000	132,360
Affinity Interactive, 144A, 6.875%, 12/15/2027		160,000	142,597
American Axle & Manufacturing, Inc., 6.5%, 4/1/2027		130,000	130,525
Avis Budget Car Rental LLC, 144A, 5.375%, 3/1/2029		100,000	92,504
Bath & Body Works, Inc., 6.875%, 11/1/2035		120,000	121,504
Boyd Gaming Corp., 144A, 4.75%, 6/15/2031		145,000	133,084
Caesars Entertainment, Inc.:
144A, 4.625%, 10/15/2029		280,000	252,562
144A, 6.25%, 7/1/2025		270,000	270,734
144A, 8.125%, 7/1/2027		410,000	420,291
Carnival Corp.:
144A, 5.75%, 3/1/2027		330,000	321,893
144A, 6.0%, 5/1/2029		320,000	307,906
144A, 7.0%, 8/15/2029		40,000	41,765
144A, 7.625%, 3/1/2026		95,000	96,718
Cinemark USA, Inc., 144A, 5.875%, 3/15/2026		55,000	53,832
Clarios Global LP:
144A, 4.375%, 5/15/2026	EUR	100,000	109,455
REG S, 4.375%, 5/15/2026	EUR	200,000	218,910
Crocs, Inc., 144A, 4.125%, 8/15/2031		155,000	131,160
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 7

	Principal Amount ($)(a)		Value ($)
Dana Financing Luxembourg Sarl, REG S, 8.5%, 7/15/2031	EUR	100,000	120,580
Ferrellgas LP, 144A, 5.875%, 4/1/2029		100,000	94,466
FirstCash, Inc., 144A, 4.625%, 9/1/2028		130,000	121,348
Ford Motor Co., 6.1%, 8/19/2032 (b)		335,000	337,690
Ford Motor Credit Co. LLC:
4.95%, 5/28/2027		200,000	195,110
5.125%, 6/16/2025		30,000	29,606
Goodyear Europe BV, REG S, 2.75%, 8/15/2028	EUR	100,000	102,356
IHO Verwaltungs GmbH, REG S, 8.75%, 5/15/2028, 8.75% Cash or 9.5% PIK, PIK	EUR	110,000	132,051
Jaguar Land Rover Automotive PLC:
144A, 5.875%, 1/15/2028 (b)		200,000	197,440
144A, 7.75%, 10/15/2025		200,000	202,211
Macy's Retail Holdings LLC, 144A, 5.875%, 3/15/2030		46,000	43,704
Marriott Ownership Resorts, Inc., 144A, 4.5%, 6/15/2029		125,000	110,151
Melco Resorts Finance Ltd., 144A, 5.375%, 12/4/2029		200,000	176,056
Midwest Gaming Borrower LLC, 144A, 4.875%, 5/1/2029		100,000	93,000
NCL Corp. Ltd.:
144A, 3.625%, 12/15/2024		100,000	97,146
144A, 5.875%, 3/15/2026		130,000	127,030
144A, 8.125%, 1/15/2029		60,000	62,675
144A, 8.375%, 2/1/2028		110,000	116,478
NCL Finance Ltd., 144A, 6.125%, 3/15/2028		60,000	57,434
Newell Brands, Inc., 5.2%, 4/1/2026		160,000	157,794
PetSmart, Inc., 144A, 7.75%, 2/15/2029		250,000	243,204
Raptor Acquisition Corp., 144A, 4.875%, 11/1/2026		170,000	162,037
Royal Caribbean Cruises Ltd.:
144A, 4.25%, 7/1/2026		75,000	72,441
144A, 11.625%, 8/15/2027		210,000	228,515
SRS Distribution, Inc., 144A, 6.0%, 12/1/2029		100,000	93,241
Staples, Inc., 144A, 7.5%, 4/15/2026		70,000	65,130
The Goodyear Tire & Rubber Co., 5.625%, 4/30/2033		120,000	107,567
Travel & Leisure Co., 144A, 6.625%, 7/31/2026		120,000	121,051
Viking Cruises Ltd.:
144A, 5.875%, 9/15/2027		105,000	101,325
144A, 7.0%, 2/15/2029		90,000	89,226
	Principal Amount ($)(a)	Value ($)
Viking Ocean Cruises Ship VII Ltd., 144A, 5.625%, 2/15/2029	95,000	92,625
Windsor Holdings III LLC, 144A, 8.5%, 6/15/2030	60,000	62,702
Wynn Macau Ltd., 144A, 5.125%, 12/15/2029	200,000	177,694
Wynn Resorts Finance LLC:
144A, 5.125%, 10/1/2029	35,000	33,032
144A, 7.125%, 2/15/2031	85,000	88,521
ZF North America Capital, Inc., 144A, 7.125%, 4/14/2030	150,000	159,869
		7,450,306
Consumer Staples 0.6%
Albertsons Companies, Inc.:
144A, 3.25%, 3/15/2026	75,000	70,763
144A, 3.5%, 3/15/2029	100,000	90,798
Chobani LLC, 144A, 7.5%, 4/15/2025	100,000	99,500
		261,061
Energy 16.3%
Antero Midstream Partners LP:
144A, 5.375%, 6/15/2029	180,000	173,046
144A, 5.75%, 1/15/2028	90,000	89,103
Antero Resources Corp., 144A, 5.375%, 3/1/2030	150,000	143,769
Archrock Partners LP, 144A, 6.875%, 4/1/2027	110,000	110,275
Ascent Resources Utica Holdings LLC:
144A, 5.875%, 6/30/2029	130,000	120,946
144A, 8.25%, 12/31/2028	150,000	150,872
Baytex Energy Corp., 144A, 8.5%, 4/30/2030	105,000	108,666
Buckeye Partners LP, 144A, 4.5%, 3/1/2028	80,000	75,374
Callon Petroleum Co., 144A, 7.5%, 6/15/2030	80,000	80,682
Calumet Specialty Products Partners LP, 144A, 8.125%, 1/15/2027	105,000	103,163
Chesapeake Energy Corp.:
144A, 5.875%, 2/1/2029	75,000	73,496
144A, 6.75%, 4/15/2029	170,000	171,582
Chord Energy Corp., 144A, 6.375%, 6/1/2026	40,000	40,000
Civitas Resources, Inc.:
144A, 8.375%, 7/1/2028	130,000	135,713
144A, 8.625%, 11/1/2030	40,000	42,429
144A, 8.75%, 7/1/2031	185,000	196,941
CNX Resources Corp.:
144A, 6.0%, 1/15/2029	135,000	129,415
144A, 7.25%, 3/14/2027	10,000	10,087
144A, 7.375%, 1/15/2031	70,000	70,486
Comstock Resources, Inc., 144A, 5.875%, 1/15/2030	30,000	26,019
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS High Income VIP

	Principal Amount ($)(a)	Value ($)
DT Midstream, Inc.:
144A, 4.125%, 6/15/2029	155,000	142,597
144A, 4.375%, 6/15/2031	30,000	27,061
Endeavor Energy Resources LP, 144A, 5.75%, 1/30/2028	35,000	35,033
EnLink Midstream LLC, 144A, 6.5%, 9/1/2030	75,000	76,573
EQM Midstream Partners LP:
144A, 4.5%, 1/15/2029	25,000	23,618
144A, 4.75%, 1/15/2031	105,000	97,718
144A, 6.5%, 7/1/2027	80,000	81,459
Genesis Energy LP:
7.75%, 2/1/2028	75,000	75,261
8.875%, 4/15/2030	170,000	175,780
Harvest Midstream I LP, 144A, 7.5%, 9/1/2028	155,000	154,082
Hess Midstream Operations LP:
144A, 4.25%, 2/15/2030	205,000	188,600
144A, 5.125%, 6/15/2028	75,000	72,360
Hilcorp Energy I LP:
144A, 5.75%, 2/1/2029	155,000	149,683
144A, 6.0%, 2/1/2031	165,000	159,042
144A, 6.25%, 11/1/2028	125,000	124,518
Howard Midstream Energy Partners LLC:
144A, 6.75%, 1/15/2027	40,000	39,555
144A, 8.875%, 7/15/2028	85,000	89,213
Kinetik Holdings LP, 144A, 5.875%, 6/15/2030	85,000	83,389
Moss Creek Resources Holdings, Inc., 144A, 10.5%, 5/15/2027	60,000	61,692
Murphy Oil U.S.A., Inc., 4.75%, 9/15/2029	55,000	52,113
Nabors Industries, Inc., 144A, 7.375%, 5/15/2027	150,000	146,953
Northern Oil & Gas, Inc., 144A, 8.75%, 6/15/2031	40,000	41,664
PBF Holding Co. LLC, 144A, 7.875%, 9/15/2030	95,000	96,748
PDC Energy, Inc., 5.75%, 5/15/2026	105,000	104,800
Permian Resources Operating LLC:
144A, 5.875%, 7/1/2029	20,000	19,499
144A, 7.0%, 1/15/2032	100,000	103,167
Precision Drilling Corp., 144A, 6.875%, 1/15/2029	30,000	28,930
Range Resources Corp., 8.25%, 1/15/2029	280,000	289,792
Rockcliff Energy II LLC, 144A, 5.5%, 10/15/2029	30,000	28,353
Sitio Royalties Operating Partnership LP, 144A, 7.875%, 11/1/2028	30,000	31,087
SM Energy Co., 6.5%, 7/15/2028	80,000	80,037
	Principal Amount ($)(a)	Value ($)
Southwestern Energy Co.:
4.75%, 2/1/2032	275,000	254,433
5.375%, 2/1/2029	155,000	151,264
8.375%, 9/15/2028	50,000	51,729
TransAlta Corp., 7.75%, 11/15/2029	85,000	90,277
Transocean Aquila Ltd., 144A, 8.0%, 9/30/2028	85,000	86,272
Transocean Poseidon Ltd., 144A, 6.875%, 2/1/2027	153,750	152,986
Transocean Titan Financing Ltd., 144A, 8.375%, 2/1/2028	90,000	93,374
Transocean, Inc.:
144A, 7.5%, 1/15/2026	160,000	157,194
144A, 8.75%, 2/15/2030	104,500	109,178
USA Compression Partners LP, 6.875%, 4/1/2026	142,000	141,401
Venture Global Calcasieu Pass LLC:
144A, 3.875%, 11/1/2033	80,000	67,796
144A, 4.125%, 8/15/2031	30,000	26,430
144A, 6.25%, 1/15/2030	50,000	49,729
Venture Global LNG, Inc.:
144A, 8.125%, 6/1/2028	90,000	90,891
144A, 8.375%, 6/1/2031	110,000	109,943
144A, 9.5%, 2/1/2029	170,000	179,888
144A, 9.875%, 2/1/2032	85,000	88,539
Vital Energy, Inc., 10.125%, 1/15/2028	40,000	41,102
Weatherford International Ltd., 144A, 8.625%, 4/30/2030	272,000	283,984
		7,158,851
Financials 3.2%
Alliant Holdings Intermediate LLC, 144A, 7.0%, 1/15/2031	10,000	10,549
Ally Financial, Inc., 6.7%, 2/14/2033	140,000	140,166
GTCR W-2 Merger Sub LLC, 144A, 7.5%, 1/15/2031	200,000	211,344
Icahn Enterprises LP, 6.375%, 12/15/2025	225,000	220,888
Intesa Sanpaolo SpA, 144A, 4.198%, 6/1/2032	200,000	164,914
Macquarie Airfinance Holdings Ltd., 144A, 8.375%, 5/1/2028	50,000	52,368
Navient Corp., 5.0%, 3/15/2027	135,000	130,336
OneMain Finance Corp.:
3.5%, 1/15/2027	70,000	64,781
3.875%, 9/15/2028	100,000	88,475
SLM Corp., 3.125%, 11/2/2026	135,000	125,879
UniCredit SpA, 144A, 5.861%, 6/19/2032	200,000	195,674
		1,405,374
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 9

	Principal Amount ($)(a)		Value ($)
Health Care 6.8%
1375209 BC Ltd., 144A, 9.0%, 1/30/2028		125,000	121,887
Acadia Healthcare Co., Inc., 144A, 5.0%, 4/15/2029		25,000	24,000
Avantor Funding, Inc., REG S, 3.875%, 7/15/2028	EUR	200,000	215,822
Bausch & Lomb Escrow Corp., 144A, 8.375%, 10/1/2028		70,000	73,846
Bausch Health Companies, Inc.:
144A, 5.5%, 11/1/2025		51,000	46,653
144A, 6.125%, 2/1/2027		250,000	168,750
Catalent Pharma Solutions, Inc.:
REG S, 2.375%, 3/1/2028	EUR	100,000	95,906
144A, 5.0%, 7/15/2027		50,000	48,309
Charles River Laboratories International, Inc., 144A, 3.75%, 3/15/2029		65,000	59,522
Community Health Systems, Inc.:
144A, 4.75%, 2/15/2031		115,000	90,406
144A, 5.25%, 5/15/2030		90,000	75,271
144A, 5.625%, 3/15/2027		135,000	125,433
144A, 6.0%, 1/15/2029		35,000	31,505
144A, 6.125%, 4/1/2030		50,000	32,372
Encompass Health Corp., 4.625%, 4/1/2031		55,000	50,610
Fortrea Holdings, Inc., 144A, 7.5%, 7/1/2030		105,000	107,832
Legacy LifePoint Health LLC, 144A, 4.375%, 2/15/2027		75,000	69,243
LifePoint Health, Inc., 144A, 5.375%, 1/15/2029		115,000	85,038
Medline Borrower LP, 144A, 5.25%, 10/1/2029		200,000	188,515
Molina Healthcare, Inc., 144A, 3.875%, 11/15/2030		100,000	89,890
Select Medical Corp., 144A, 6.25%, 8/15/2026		125,000	125,622
Star Parent, Inc., 144A, 9.0%, 10/1/2030		85,000	89,578
Tenet Healthcare Corp., 6.875%, 11/15/2031		260,000	266,977
Teva Pharmaceutical Finance Netherlands II BV, 4.375%, 5/9/2030	EUR	100,000	103,420
Teva Pharmaceutical Finance Netherlands III BV:
4.75%, 5/9/2027		200,000	191,500
5.125%, 5/9/2029 (b)		200,000	191,009
8.125%, 9/15/2031		200,000	218,116
			2,987,032
Industrials 9.7%
ADT Security Corp., 144A, 4.875%, 7/15/2032		50,000	46,249
	Principal Amount ($)(a)		Value ($)
Allied Universal Holdco LLC:
144A, 6.0%, 6/1/2029		200,000	163,059
144A, 9.75%, 7/15/2027		50,000	48,995
American Airlines, Inc.:
144A, 5.5%, 4/20/2026		229,167	227,513
144A, 5.75%, 4/20/2029		135,000	131,593
144A, 7.25%, 2/15/2028		90,000	91,029
ATS Corp., 144A, 4.125%, 12/15/2028		30,000	27,592
Bombardier, Inc.:
144A, 6.0%, 2/15/2028		135,000	131,527
144A, 7.125%, 6/15/2026		35,000	34,837
144A, 7.5%, 2/1/2029		265,000	269,393
Cargo Aircraft Management, Inc., 144A, 4.75%, 2/1/2028		45,000	41,184
Chart Industries, Inc., 144A, 7.5%, 1/1/2030		40,000	41,810
Clean Harbors, Inc., 144A, 6.375%, 2/1/2031		110,000	111,766
Emerald Debt Merger Sub LLC, 144A, 6.625%, 12/15/2030		80,000	81,710
Fortress Transportation & Infrastructure Investors LLC, 144A, 6.5%, 10/1/2025		80,000	79,744
Garda World Security Corp.:
144A, 7.75%, 2/15/2028		30,000	31,038
144A, 9.5%, 11/1/2027		75,000	75,611
GFL Environmental, Inc.:
144A, 4.0%, 8/1/2028		250,000	231,098
144A, 5.125%, 12/15/2026		50,000	49,470
144A, 6.75%, 1/15/2031		50,000	51,514
Hawaiian Brand Intellectual Property Ltd., 144A, 5.75%, 1/20/2026		45,000	42,396
Hertz Corp.:
144A, 4.625%, 12/1/2026		160,000	143,446
144A, 5.0%, 12/1/2029		80,000	65,625
International Consolidated Airlines Group SA, REG S, 3.75%, 3/25/2029	EUR	100,000	106,807
Madison IAQ LLC, 144A, 5.875%, 6/30/2029		80,000	70,487
Masonite International Corp., 144A, 5.375%, 2/1/2028		19,000	18,240
Moog, Inc., 144A, 4.25%, 12/15/2027		160,000	151,081
NESCO Holdings II, Inc., 144A, 5.5%, 4/15/2029		95,000	87,836
Prime Security Services Borrower LLC:
144A, 3.375%, 8/31/2027		65,000	60,268
144A, 6.25%, 1/15/2028		135,000	134,213
Signature Aviation U.S. Holdings, Inc., 144A, 4.0%, 3/1/2028		155,000	141,437
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS High Income VIP

	Principal Amount ($)(a)		Value ($)
Spirit AeroSystems, Inc., 144A, 9.375%, 11/30/2029		90,000	98,485
Spirit Loyalty Cayman Ltd., 144A, 8.0%, 9/20/2025		134,000	96,368
Summit Materials LLC, 144A, 5.25%, 1/15/2029		54,000	52,245
TK Elevator Holdco GmbH, REG S, 6.625%, 7/15/2028	EUR	180,000	182,828
TransDigm, Inc.:
4.625%, 1/15/2029		205,000	192,469
5.5%, 11/15/2027		115,000	112,669
Triumph Group, Inc., 144A, 9.0%, 3/15/2028		85,000	90,384
United Airlines, Inc., 144A, 4.375%, 4/15/2026		160,000	155,905
United Rentals North America, Inc.:
5.25%, 1/15/2030		80,000	78,770
144A, 6.0%, 12/15/2029		200,000	203,054
			4,251,745
Information Technology 2.2%
AthenaHealth Group, Inc., 144A, 6.5%, 2/15/2030		90,000	81,646
Capstone Borrower, Inc., 144A, 8.0%, 6/15/2030		30,000	31,211
Cloud Software Group, Inc.:
144A, 6.5%, 3/31/2029		115,000	109,531
144A, 9.0%, 9/30/2029		240,000	228,109
McAfee Corp., 144A, 7.375%, 2/15/2030		165,000	150,686
NCR Atleos Corp., 144A, 9.5%, 4/1/2029		80,000	85,000
Playtika Holding Corp., 144A, 4.25%, 3/15/2029		110,000	95,980
Presidio Holdings, Inc., 144A, 8.25%, 2/1/2028		120,000	121,234
Western Digital Corp., 3.1%, 2/1/2032		110,000	87,516
			990,913
Materials 11.8%
Ardagh Packaging Finance PLC, 144A, 5.25%, 8/15/2027		200,000	155,373
Axalta Coating Systems LLC, 144A, 3.375%, 2/15/2029		150,000	134,614
Chemours Co.:
144A, 4.625%, 11/15/2029		255,000	223,878
144A, 5.75%, 11/15/2028		290,000	276,227
Clearwater Paper Corp., 144A, 4.75%, 8/15/2028		155,000	143,685
Cleveland-Cliffs, Inc.:
144A, 4.875%, 3/1/2031		46,000	41,564
144A, 6.75%, 4/15/2030		160,000	162,253
Consolidated Energy Finance SA, 144A, 5.625%, 10/15/2028		150,000	127,017
	Principal Amount ($)(a)		Value ($)
Constellium SE, 144A, 3.75%, 4/15/2029		250,000	226,840
First Quantum Minerals Ltd.:
144A, 6.875%, 3/1/2026		200,000	179,027
144A, 6.875%, 10/15/2027		300,000	254,953
FMG Resources August 2006 Pty Ltd., 144A, 4.375%, 4/1/2031		245,000	224,056
Hudbay Minerals, Inc.:
144A, 4.5%, 4/1/2026		190,000	183,783
144A, 6.125%, 4/1/2029		100,000	98,048
LABL, Inc.:
144A, 8.25%, 11/1/2029		35,000	29,488
144A, 9.5%, 11/1/2028		20,000	20,200
144A, 10.5%, 7/15/2027		55,000	52,748
Mauser Packaging Solutions Holding Co.:
144A, 7.875%, 8/15/2026		155,000	157,741
144A, 9.25%, 4/15/2027		45,000	44,170
Methanex Corp., 5.25%, 12/15/2029		220,000	211,668
Mineral Resources Ltd., 144A, 9.25%, 10/1/2028		80,000	85,102
NOVA Chemicals Corp.:
144A, 4.875%, 6/1/2024		19,000	18,834
144A, 8.5%, 11/15/2028		120,000	125,839
Novelis Corp.:
144A, 3.25%, 11/15/2026		195,000	183,573
144A, 4.75%, 1/30/2030		145,000	136,365
Olin Corp., 5.0%, 2/1/2030		370,000	353,037
Olympus Water U.S. Holding Corp.:
144A, 6.25%, 10/1/2029		200,000	177,632
REG S, 9.625%, 11/15/2028	EUR	100,000	118,123
Roller Bearing Co. of America, Inc., 144A, 4.375%, 10/15/2029		80,000	74,034
SCIH Salt Holdings, Inc., 144A, 6.625%, 5/1/2029		50,000	46,661
SCIL IV LLC, 144A, 5.375%, 11/1/2026		200,000	191,986
Sealed Air Corp., 144A, 7.25%, 2/15/2031		180,000	190,854
SK Invictus Intermediate II Sarl, 144A, 5.0%, 10/30/2029		155,000	134,462
Taseko Mines Ltd., 144A, 7.0%, 2/15/2026		125,000	118,462
Trident TPI Holdings, Inc., 144A, 12.75%, 12/31/2028		20,000	21,400
Tronox, Inc., 144A, 4.625%, 3/15/2029		205,000	181,589
WR Grace Holdings LLC, 144A, 7.375%, 3/1/2031		85,000	85,026
			5,190,312
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 11

	Principal Amount ($)(a)		Value ($)
Real Estate 2.2%
Cushman & Wakefield U.S. Borrower LLC:
144A, 6.75%, 5/15/2028		30,000	29,850
144A, 8.875%, 9/1/2031		40,000	42,391
Iron Mountain, Inc.:
144A, (REIT), 4.875%, 9/15/2027		100,000	97,581
144A, (REIT), 4.875%, 9/15/2029		60,000	56,825
144A, (REIT), 5.0%, 7/15/2028		75,000	72,059
144A, (REIT), 5.25%, 3/15/2028		145,000	140,976
144A, (REIT), 5.25%, 7/15/2030		100,000	95,191
MPT Operating Partnership LP:
(REIT), 3.325%, 3/24/2025	EUR	100,000	99,561
(REIT), 3.5%, 3/15/2031		105,000	65,649
(REIT), 4.625%, 8/1/2029		140,000	100,669
SBA Communications Corp., (REIT), 3.125%, 2/1/2029		135,000	121,297
Uniti Group LP, 144A, (REIT), 6.0%, 1/15/2030		40,000	27,956
			950,005
Utilities 5.2%
AmeriGas Partners LP:
5.5%, 5/20/2025		205,000	202,124
5.75%, 5/20/2027		110,000	106,977
Calpine Corp.:
144A, 4.5%, 2/15/2028		200,000	190,230
144A, 4.625%, 2/1/2029		30,000	27,865
144A, 5.125%, 3/15/2028		50,000	47,939
Clearway Energy Operating LLC, 144A, 4.75%, 3/15/2028		115,000	110,793
Edison International, 8.125%, 6/15/2053		55,000	56,146
Electricite de France SA, REG S, 3.375%, Perpetual (c)	EUR	200,000	193,457
NextEra Energy Operating Partners LP, 144A, 7.25%, 1/15/2029		75,000	78,518
NRG Energy, Inc.:
144A, 3.625%, 2/15/2031		145,000	124,581
144A, 3.875%, 2/15/2032		350,000	299,617
Pattern Energy Operations LP, 144A, 4.5%, 8/15/2028		90,000	85,127
PG&E Corp., 5.25%, 7/1/2030		135,000	130,214
Talen Energy Supply LLC, 144A, 8.625%, 6/1/2030		70,000	74,377
Vistra Corp., 144A, 7.0%, Perpetual (c)		110,000	108,350
Vistra Operations Co. LLC:
144A, 4.375%, 5/1/2029		135,000	126,024
	Principal Amount ($)(a)	Value ($)
144A, 7.75%, 10/15/2031	315,000	327,155
		2,289,494
Total Corporate Bonds (Cost $40,278,429)		39,985,778
Loan Participations and Assignments 0.4%
Senior Loans (d)
Athenahealth Group, Inc., Term Loan B, 30-day average SOFR + 3.25%, 8.606%, 2/15/2029	65,858	65,661
Frontier Communications Corp., First Lien Term Loan, 30-day average SOFR + 3.75%, 9.106%, 10/8/2027	67,590	67,336
Naked Juice LLC, Term Loan, 90-day average SOFR + 3.25%, 8.698%, 1/24/2029	22,655	21,968
Total Loan Participations and Assignments (Cost $153,994)		154,965

	Shares	Value ($)
Exchange-Traded Funds 4.8%
iShares Broad USD High Yield Corporate Bond ETF	54,720	1,989,072
iShares iBoxx $ High Yield Corporate Bond ETF	1,800	139,302
Total Exchange-Traded Funds (Cost $2,065,057)		2,128,374
Common Stocks 0.0%
Industrials
Quad Graphics, Inc.* (Cost $0)	287	1,555
Warrants 0.1%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (e) (Cost $244,285)	1,100	38,783
Securities Lending Collateral 0.6%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.27% (f) (g) (Cost $252,595)	252,595	252,595
Cash Equivalents 2.8%
DWS Central Cash Management Government Fund, 5.38% (f) (Cost $1,219,535)	1,219,535	1,219,535
The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series II — DWS High Income VIP

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $44,213,895)	99.6	43,781,585
Other Assets and Liabilities, Net	0.4	196,887
Net Assets	100.0	43,978,472
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2023 are as follows:
Value ($) at 12/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2023	Value ($) at 12/31/2023
Securities Lending Collateral 0.6%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.27% (f) (g)
1,212,645	—	960,050 (h)	—	—	7,572	—	252,595	252,595
Cash Equivalents 2.8%
DWS Central Cash Management Government Fund, 5.38% (f)
1,468,062	14,497,278	14,745,805	—	—	56,410	—	1,219,535	1,219,535
2,680,707	14,497,278	15,705,855	—	—	63,982	—	1,472,130	1,472,130

*	Non-income producing security.
(a)	Principal amount stated in U.S. dollars unless otherwise noted.
(b)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2023 amounted to $242,078, which is 0.6% of net assets.

(c)	Perpetual, callable security with no stated maturity date.
(d)
Variable or floating rate security. These securities are shown at their current rate as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(e)	Investment was valued using significant unobservable inputs.
(f)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(g)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(h)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2023.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

REIT: Real Estate Investment Trust
SOFR: Secured Overnight Financing Rate

At December 31, 2023, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	22,253	USD	24,248	1/31/2024	(350)	Toronto-Dominion Bank
EUR	1,847,696	USD	2,035,054	1/31/2024	(7,347)	Barclays Bank PLC
EUR	96,706	USD	105,632	1/31/2024	(1,265)	State Street Bank and Trust
Total unrealized depreciation					(8,962)
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 13

Currency Abbreviation(s)

EUR	Euro
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (a)	$—	$39,985,778	$—	$39,985,778
Loan Participations and Assignments	—	154,965	—	154,965
Exchange-Traded Funds	2,128,374	—	—	2,128,374
Common Stocks	1,555	—	—	1,555
Warrants	—	—	38,783	38,783
Short-Term Investments (a)	1,472,130	—	—	1,472,130
Total	$3,602,059	$40,140,743	$38,783	$43,781,585
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Forward Foreign Currency Contracts	$—	$(8,962)	$—	$(8,962)
Total	$—	$(8,962)	$—	$(8,962)

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.

14 |	Deutsche DWS Variable Series II — DWS High Income VIP

Statement of Assets and Liabilities

as of December 31, 2023

Assets
Investments in non-affiliated securities, at value (cost $42,741,765) — including $242,078 of securities loaned	$42,309,455
Investment in DWS Government & Agency Securities Portfolio (cost $252,595)*	252,595
Investment in DWS Central Cash Management Government Fund (cost $1,219,535)	1,219,535
Cash	9,922
Foreign currency, at value (cost $10,068)	10,114
Receivable for Fund shares sold	21,258
Interest receivable	704,484
Other assets	1,025
Total assets	44,528,388
Liabilities
Payable upon return of securities loaned	252,595
Payable for investments purchased	157,779
Payable for Fund shares redeemed	10,588
Unrealized depreciation on forward foreign currency contracts	8,962
Accrued management fee	16,778
Accrued Trustees' fees	1,226
Other accrued expenses and payables	101,988
Total liabilities	549,916
Net assets, at value	$43,978,472
Net Assets Consist of
Distributable earnings (loss)	(7,032,236)
Paid-in capital	51,010,708
Net assets, at value	$43,978,472
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($43,179,101 ÷ 7,664,032 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$5.63
Class B
Net Asset Value, offering and redemption price per share ($799,371 ÷ 141,411 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$5.65

*	Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 15

Statement of Operations
for the year ended December 31, 2023

Investment Income
Income:
Interest	$2,712,978
Dividends	98,487
Income distributions — DWS Central Cash Management Government Fund	56,410
Securities lending income, net of borrower rebates	7,572
Total income	2,875,447
Expenses:
Management fee	212,504
Administration fee	41,226
Services to shareholders	916
Record keeping fee (Class B)	1,233
Distribution service fee (Class B)	2,064
Custodian fee	5,403
Audit fee	66,723
Legal fees	14,413
Tax fees	7,206
Reports to shareholders	22,618
Trustees' fees and expenses	3,256
Other	9,464
Total expenses before expense reductions	387,026
Expense reductions	(87,237)
Total expenses after expense reductions	299,789
Net investment income	2,575,658
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,198,646)
Forward foreign currency contracts	(31,100)
Foreign currency	4,500
(1,225,246)
Change in net unrealized appreciation (depreciation) on:
Investments	3,274,986
Unfunded loan commitments	593
Forward foreign currency contracts	15,348
Foreign currency	(929)
3,289,998
Net gain (loss)	2,064,752
Net increase (decrease) in net assets resulting from operations	$4,640,410
The accompanying notes are an integral part of the financial statements.

16 |	Deutsche DWS Variable Series II — DWS High Income VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2023	2022
Operations:
Net investment income	$2,575,658	$2,172,053
Net realized gain (loss)	(1,225,246)	(1,507,696)
Change in net unrealized appreciation (depreciation)	3,289,998	(5,225,122)
Net increase (decrease) in net assets resulting from operations	4,640,410	(4,560,765)
Distributions to shareholders:
Class A	(2,221,545)	(2,374,887)
Class B	(49,689)	(28,302)
Total distributions	(2,271,234)	(2,403,189)
Fund share transactions:
Class A
Proceeds from shares sold	2,426,752	2,744,738
Reinvestment of distributions	2,221,545	2,374,887
Payments for shares redeemed	(5,042,770)	(8,372,146)
Net increase (decrease) in net assets from Class A share transactions	(394,473)	(3,252,521)
Class B
Proceeds from shares sold	465,987	385,798
Reinvestment of distributions	49,689	28,302
Payments for shares redeemed	(424,053)	(269,273)
Net increase (decrease) in net assets from Class B share transactions	91,623	144,827
Increase (decrease) in net assets	2,066,326	(10,071,648)
Net assets at beginning of period	41,912,146	51,983,794
Net assets at end of period	$43,978,472	$41,912,146

Other Information
Class A
Shares outstanding at beginning of period	7,728,847	8,311,044
Shares sold	454,357	498,999
Shares issued to shareholders in reinvestment of distributions	423,959	431,798
Shares redeemed	(943,131)	(1,512,994)
Net increase (decrease) in Class A shares	(64,815)	(582,197)
Shares outstanding at end of period	7,664,032	7,728,847
Class B
Shares outstanding at beginning of period	125,968	100,035
Shares sold	85,890	69,817
Shares issued to shareholders in reinvestment of distributions	9,429	5,118
Shares redeemed	(79,876)	(49,002)
Net increase (decrease) in Class B shares	15,443	25,933
Shares outstanding at end of period	141,411	125,968
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 17

Financial Highlights
DWS High Income VIP — Class A
	Years Ended December 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$5.34	$6.18	$6.23	$6.23	$5.71
Income (loss) from investment operations:
Net investment income[a]	.33	.27	.27	.29	.31
Net realized and unrealized gain (loss)	.25	(.81 )	(.03 )	.04	.56
Total from investment operations	.58	(.54 )	.24	.33	.87
Less distributions from:
Net investment income	(.29 )	(.30 )	(.29 )	(.33 )	(.35 )
Net asset value, end of period	$5.63	$5.34	$6.18	$6.23	$6.23
Total Return (%)[b]	11.34	(8.88)	4.00	6.24	15.69
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	41	51	54	56
Ratio of expenses before expense reductions (%)[c]	.90	.90	.84	.87	.96
Ratio of expenses after expense reductions (%)[c]	.70	.71	.71	.70	.68
Ratio of net investment income (%)	6.07	4.82	4.32	4.86	5.09
Portfolio turnover rate (%)	62	45	56	94	82

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

18 |	Deutsche DWS Variable Series II — DWS High Income VIP

DWS High Income VIP — Class B
	Years Ended December 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$5.35	$6.20	$6.24	$6.25	$5.73
Income (loss) from investment operations:
Net investment income[a]	.31	.25	.24	.27	.29
Net realized and unrealized gain (loss)	.26	(.82 )	(.01 )	.04	.57
Total from investment operations	.57	(.57 )	.23	.31	.86
Less distributions from:
Net investment income	(.27 )	(.28 )	(.27 )	(.32 )	(.34 )
Net asset value, end of period	$5.65	$5.35	$6.20	$6.24	$6.25
Total Return (%)[b]	11.07	(9.38)	3.79	5.77	15.33
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.8	.7	.6	.1	.2
Ratio of expenses before expense reductions (%)[c]	1.31	1.31	1.27	1.30	1.40
Ratio of expenses after expense reductions (%)[c]	1.09	1.10	1.10	1.05	.94
Ratio of net investment income (%)	5.67	4.47	3.86	4.52	4.82
Portfolio turnover rate (%)	62	45	56	94	82

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 19

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS High Income VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Senior loans are valued by independent pricing services approved by the Pricing Committee, whose valuations are intended to reflect the average of broker supplied quotes representing mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans, and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. Senior loans are generally categorized as Level 2.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

20 |	Deutsche DWS Variable Series II — DWS High Income VIP

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Prior to March 27, 2023, Deutsche Bank AG served as securities lending agent for the Fund. Effective March 27, 2023, National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2023, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of December 31, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2023, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Deutsche DWS Variable Series II — DWS High Income VIP	| 21

When-Issued, Delayed-Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations.
Certain risks may arise upon entering into when-issued, delayed-delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
At December 31, 2023, the Fund had net tax basis capital loss carryforwards of $9,055,082, including short-term losses ($1,259,850) and long-term losses ($7,795,232), which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, investments in derivatives and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2023, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$2,534,571
Capital loss carryforwards	$(9,055,082)
Net unrealized appreciation (depreciation) on investments	$(512,474)
At December 31, 2023, the aggregate cost of investments for federal income tax purposes was $44,294,059. The net unrealized depreciation for all investments based on tax cost was $512,474. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $1,026,161 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $1,538,635.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2023	2022
Distributions from ordinary income*	$2,271,234	$2,403,189

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

22 |	Deutsche DWS Variable Series II — DWS High Income VIP

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.
B.
Derivative Instruments
A forward foreign currency contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2023, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of December 31, 2023, is included in the table following the Fund’s Investment Portfolio. For the year ended December 31, 2023, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $1,235,000 to $2,165,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $30,000.
The following table summarizes the value of the Fund's derivative instruments held as of December 31, 2023 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$(8,962)
The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Unrealized depreciation on forward foreign currency contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2023 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (a)	$(31,100)
The above derivative is located in the following Statement of Operations account:

(a)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (a)	$15,348
The above derivative is located in the following Statement of Operations account:

(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

Deutsche DWS Variable Series II — DWS High Income VIP	| 23

As of December 31, 2023, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:
Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$7,347	$—	$—	$7,347
State Street Bank and Trust	1,265	—	—	1,265
Toronto-Dominion Bank	350	—	—	350
	8,962	—	—	8,962
C.
Purchases and Sales of Securities
During the year ended December 31, 2023, purchases and sales of investment securities (excluding short-term investments) aggregated $25,479,797 and $25,313,420, respectively.
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.500%
Next $750 million of such net assets	.470%
Next $1.5 billion of such net assets	.450%
Next $2.5 billion of such net assets	.430%
Next $2.5 billion of such net assets	.400%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.360%
Over $12.5 billion of such net assets	.340%
Accordingly, for the year ended December 31, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.50% of the Fund’s average daily net assets.
For the period from January 1, 2023 through September 30, 2024 (through September 30, 2023 for Class A shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain

24 |	Deutsche DWS Variable Series II — DWS High Income VIP

expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.70%
Class B	1.09%
Effective October 1, 2023 through September 30, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Class A shares at 0.69%.
For the year ended December 31, 2023, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$85,399
Class B	1,838
$87,237
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2023, the Administration Fee was $41,226, of which $3,576 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2023
Class A	$385	$65
Class B	104	17
	$489	$82
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2023, the Distribution Service Fee aggregated $2,064, of which $170 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,445, of which $85 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Deutsche DWS Variable Series II — DWS High Income VIP	| 25

Securities Lending Agent Fees. Prior to March 27, 2023, Deutsche Bank AG served as securities lending agent for the Fund. For the year ended December 31, 2023, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $288.
E.
Investing in High-Yield Debt Securities
High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
F.
Ownership of the Fund
At December 31, 2023, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 88%. Three participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 69%, 15% and 14%, respectively.
G.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2023.

26 |	Deutsche DWS Variable Series II — DWS High Income VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS High Income VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS High Income VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers, and others: when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2024

Deutsche DWS Variable Series II — DWS High Income VIP	| 27

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF”) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging” shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index” that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

28 |	Deutsche DWS Variable Series II — DWS High Income VIP

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2023 to December 31, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2023

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/23	$1,000.00	$1,000.00
Ending Account Value 12/31/23	$1,068.30	$1,066.00
Expenses Paid per $1,000*	$3.65	$5.68
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/23	$1,000.00	$1,000.00
Ending Account Value 12/31/23	$1,021.68	$1,019.71
Expenses Paid per $1,000*	$3.57	$5.55

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS High Income VIP	.70%	1.09%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS High Income VIP	| 29

Tax Information (Unaudited)
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

30 |	Deutsche DWS Variable Series II — DWS High Income VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS High Income VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2023.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the  Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, profitability, economies of scale, and fall-out benefits from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant as part of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2022, the Fund’s performance (Class A shares) was in the 1st quartile, 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the

Deutsche DWS Variable Series II — DWS High Income VIP	| 31

best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2022.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2022). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2022, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance.  The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial

32 |	Deutsche DWS Variable Series II — DWS High Income VIP

commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS High Income VIP	| 33

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	68	—
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President and Chief Risk Management
Officer, First Chicago NBD Corporation/The First National Bank of Chicago
(1996–1998); Executive Vice President and Head of International Banking
(1995–1996); Not-for-Profit Directorships: Window to the World
Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago;
Former Directorships: Director and Chairman of the Board,
Healthways Inc.[2] (population well-being and wellness services)
(2003–2014); Stockwell Capital Investments PLC (private equity); Enron
Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook
Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company) (2003–2021); and Prisma Energy International; Former Not-for-
Profit Directorships: Public Radio International; Palm Beach Civic Assn.
		68	—
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Board Member or Advisory Board Member since 2023[3]	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987–present); Directorships: The Meritex Company (2017–present); Driessen Water, Inc. (2016–present); and The Hardenbergh Foundation (2021–present); Former Directorships: Mairs & Power Funds Trust (mutual funds) (2010–2022); and Crescent Electric Supply Company (2010–2019)	21[4]	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge
(law firm) (1988–1990); Vice President of Corporate Affairs and General
Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former
Chairman of the Board, Southwest Florida Community Foundation
(charitable organization); Former Directorships: ICI Mutual Insurance
Company (2007–2015); Sun Capital Advisers Trust (mutual funds)
(2007–2012); Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance,
executive committees)
		68	—

34 |	Deutsche DWS Variable Series II — DWS High Income VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor of Finance,
The Wharton School, University of Pennsylvania (1972–present); formerly:
Director, The Wharton Financial Institutions Center (1994–2020); Vice Dean
and Director, Wharton Undergraduate Division (1995–2000) and Director,
The Lauder Institute of International Management Studies (2000–2006);
Member FDIC Systemic Risk Advisory Committee (2011–present), member Systemic Risk Council (2012–present) and member of the
Advisory Board of the Yale Program on Financial Stability (2013–present);
Former Directorships: Co-Chair of the Shadow Financial Regulatory
Committee (2003–2015), Executive Director of The Financial Economists
Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013),
Director of The Aberdeen Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007–2021) and Nonexecutive Director of Barclays
Bank DE (2010–2018)
		68	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President and General Counsel, RLJ Lodging Trust[2] (since 2023); formerly Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (since July 2023); Formerly: Executive
Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive
Committee, Philadelphia Chamber of Commerce (2001–2007); Director,
Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson
Foundation (charitable organization) (1994–2012); President, Chief
Executive Officer and Director (1994–2020) and Senior Advisor
(2020–2021), The Pew Charitable Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare)
(2009–2021); Director, Becton Dickinson and Company[2] (medical technology company) (2012–2022)
		68	Director, The Bridgespan Group (nonprofit organization) (since October 2020)
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present); Directorships: Advisory Board Member, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	68	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	68	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Head of Americas CEO Office, DWS (2023–present), Head of Fund Administration, Head of Product
Americas and Head of U.S. Mutual Funds, DWS (2017–present); Vice President, DWS Service Company
(2018–present); President, DB Investment Managers, Inc. (2018–present); President and Chief Executive
Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2017–present); Vice President, DWS Investment Management Americas, Inc.
(2023–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the
DWS funds (2013–2019); Secretary, DWS USA Corporation (2018–2023); Assistant Secretary, DWS
Investment Management Americas, Inc. (2018–2023); Assistant Secretary, DWS Trust Company
(2018–2023); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020); Assistant Secretary, DWS Distributors, Inc.
(2018–2023); Directorships: Director of DWS Service Company (2018–present); Director of DB
Investment Managers, Inc. (2018–present); Director of Episcopalian Charities of New York
(2018–present); Interested Director of The European Equity Fund, Inc., The New Germany Fund, Inc. and
The Central and Eastern Europe Fund, Inc. (2020–present); Director of ICI Mutual Insurance Company
(2020–present); Director of DWS USA Corporation (2023–present); Director of DWS Investment
Management Americas, Inc. (2023–present); and Manager of DBX Advisors LLC. (2023–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas,
Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX
ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and
Assistant Secretary, DBX ETF Trust (2019–2020)

Deutsche DWS Variable Series II — DWS High Income VIP	| 35

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Ciara Crawford[9] (1984) Assistant Secretary, 2019–present
Fund Administration (Specialist), DWS (2015–present); Assistant Secretary, DWS Service Company
(2018–present); Assistant Secretary of U.S. Mutual Funds, DWS (2019–present); Assistant Secretary,
DWS USA Corporation (2023–present); Assistant Secretary, DBX Advisors, LLC (2023–present);
Assistant Secretary, DWS Investment Management Americas, Inc. (2023–present); Assistant Clerk, DWS
Trust Company (2023–present); formerly, Legal Assistant at Accelerated Tax Solutions

Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and
Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present);
formerly: Assistant Treasurer for the DWS funds (2007–2018)

Yvonne Wong[8] (1960) Assistant Treasurer, since December 1, 2023	Fund Administration (Senior Analyst), DWS; Assistant Treasurer, DBX ETF Trust (since November 14, 2023)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS
Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer,
The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The
European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer,
DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary,
Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017);
and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company
(2021–present); AML Officer, DBX ETF Trust (2021–present); AML Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2021–present);
formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Daugherty are each an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity
500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds,
Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS
Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS
Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Daugherty are each a Board Member of each other Trust.

[4]
Mr. Perry and Ms. Daugherty each oversees 21 funds in the DWS Fund Complex as a Board Member of various Trusts. Mr. Perry and
Ms. Daugherty are each an Advisory Board Member of various Trusts/Corporations comprised of 47 funds in the DWS
Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”
of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, New York 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

36 |	Deutsche DWS Variable Series II — DWS High Income VIP

Notes

Notes

Notes

VS2HI-2  (R-025832-13 2/24)

December 31, 2023
Annual Report
Deutsche DWS Variable Series II
DWS International Growth VIP

Contents
3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Other Information
21	Information About Your Fund's Expenses
22	Tax Information
22	Proxy Voting
23	Advisory Agreement Board Considerations and Fee Evaluation
26	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Performance SummaryDecember 31, 2023 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of each prospectus dated May 1, 2023 are 1.32% and 1.66% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31
MSCI All Country World ex USA Index is an unmanaged equity index which captures large- and mid-capitalization representation across 22 of 23 developed markets countries excluding the U.S. and 24 emerging markets countries. It covers approximately 85% of the global equity opportunity set outside of the U.S.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Prior to October 1, 2017, the fund was named Deutsche Global Growth VIP and operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect.

Comparative Results
DWS International Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,604	$8,968	$14,439	$15,479
	Average annual total return	16.04%	–3.56%	7.62%	4.47%
MSCI All Country World ex-USA Index	Growth of $10,000	$11,562	$10,471	$14,079	$14,561
	Average annual total return	15.62%	1.55%	7.08%	3.83%
DWS International Growth VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,577	$8,904	$14,246	$15,053
	Average annual total return	15.77%	–3.79%	7.33%	4.17%
MSCI All Country World ex-USA Index	Growth of $10,000	$11,562	$10,471	$14,079	$14,561
	Average annual total return	15.62%	1.55%	7.08%	3.83%
The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 3

Management Summary December 31, 2023 (Unaudited)
The Fund’s Class A shares returned 16.04% in 2023 (unadjusted for contract charges), outperforming the 15.62% return of the MSCI All-Country World ex-USA Index.
International equities produced double-digit total returns in 2023, largely as a result of strong gains in November and December. After performing well through the first half of the year, the markets gave back most of their gains in the span from August to October on concerns that the U.S. Federal Reserve and other central banks would need to keep interest rates “higher for longer.” However, a string of favorable inflation reports and comments from central bank officials indicated that rate cuts were likely to begin as soon as the first half of 2024. Stocks climbed sharply in response, helping the index close near its high for the year.
Notably, the value style outperformed growth over the full 12 months. This represented an important contrast to the United States, where growth stocks outpaced the broader market by a wide margin. The difference was largely the result of the much lower representation of mega-cap growth stocks in the overseas markets. The Fund overcame the potential headwind from its emphasis on the growth style and outperformed the blended benchmark on the strength of individual stock selection.
Positioning in the information technology sector was a key factor contributing to the Fund’s positive results. We benefited not only from having an overweight in the sector, but also from holding an out-of-benchmark position in NVIDIA Corp. The stock moved considerably higher on excitement surrounding its ability to capitalize on the growth of artificial intelligence. We have a modest allocation to the United States to capture potential opportunities in unique innovators and/or global leaders with large exposure to the foreign markets. We strive to own shares of companies with no international equivalent in terms of differentiation, quality, and growth potential in an effort to enhance the portfolio’s risk-return profile. Positions in the Uruguay-based IT services company Globant SA, which benefited as corporations’ rising investment in technology fueled higher demand for its digital services and solutions, and SAP SE, a German enterprise software provider whose shares rallied as its shifting emphasis toward the cloud led to accelerating growth and improving profit margins, also contributed to performance in the sector.
Elsewhere in the portfolio, the Sweden-based music streaming provider Spotify Technology SA was a top contributor to 12-month results. The company exceeded expectations for subscriber trends, reported strong user-engagement metrics and achieved continued profit margin improvement thanks to efficiency gains and better pricing for its music streaming service. Brookfield Corp., an alternative asset manager based in Canada, was another leading contributor amid easing worries about the effect rising interest rates would have on its business.
On the negative side, our stock picks in industrials underperformed. Shares of the French call center operator Teleperformance SE came under pressure due to an unexpected acquisition, concerns about the impact artificial intelligence (AI) would have on its business, and the potential for slowing earnings growth. The British pest control company Rentokil Initial PLC also lagged due to its struggles in integrating a recent acquisition. Outside of industrials, the Swiss pharmaceutical services company Lonza Group AG underperformed following reduced guidance and the unexpected resignation of its chief executive officer. In addition, shares of Ping An Insurance Group Co. of China Ltd. traded lower due to broader economic weakness in the country and the possibility of increased regulation.
We remain focused on business fundamentals as the driver of our stock selection process. We seek to invest in innovative companies that address the world’s current and future challenges and that offer differentiated business models in end markets exhibiting secular growth. In addition, we strive to maintain a well-balanced mix of stable and dynamic growers. As always, we continued to emphasize diligent bottom-up selection, valuation, and portfolio diversification.
From a regional perspective, Japan has regained our attention. We have been underweight in Japan for quite some time, but we started to observe expanding business investment and improving consumer spending as the country began to exit a long period of deflation. We were also alert for opportunities in China, where we found technology and consumer companies with solid fundamental growth profiles and reasonable valuations.
Overall, we believe international markets are attractive relative to U.S. equities from a valuation perspective. We remain cognizant of geopolitical tensions that pose significant tail risks, an issue we have sought to mitigate by focusing on quality growth businesses and diversifying across sectors, countries, and corporate life-cycle stages.

4 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Sebastian P. Werner, PhD, Head of Investment Strategy Equity
Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The MSCI All Country World ex USA Index is an unmanaged equity index which captures large- and mid-capitalization representation across 22 of 23 developed markets countries excluding the U.S. and 24 emerging markets countries. It covers approximately 85% of the global equity opportunity set outside of the U.S.
Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.
Overweight means that a fund holds a higher weighting in a given sector or security than its benchmark index. Underweight means that a fund holds a lower weighting.
Stock selection refers to the performance of the Fund’s holdings in a given sector relative to the sector as a whole.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 5

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/23	12/31/22
Common Stocks	97%	97%
Cash Equivalents	2%	2%
Preferred Stocks	1%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/23	12/31/22
Information Technology	21%	21%
Financials	21%	18%
Industrials	17%	19%
Health Care	15%	13%
Consumer Discretionary	8%	8%
Consumer Staples	7%	7%
Communication Services	5%	5%
Energy	4%	5%
Materials	2%	4%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/23	12/31/22
France	14%	14%
Germany	13%	15%
Canada	9%	9%
United States	8%	8%
Switzerland	8%	9%
Netherlands	8%	6%
Japan	7%	9%
United Kingdom	5%	4%
Ireland	4%	4%
China	4%	6%
Uruguay	4%	3%
Singapore	4%	4%
Sweden	3%	2%
Taiwan	2%	2%
Korea	2%	1%
Hong Kong	1%	2%
Other	4%	2%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 7.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Investment Portfolioas of December 31, 2023

	Shares	Value ($)
Common Stocks 96.5%
Brazil 0.5%
Pagseguro Digital Ltd. "A"* (Cost $200,174)	7,712	96,169
Canada 9.1%
Agnico Eagle Mines Ltd.	2,798	153,409
Alimentation Couche-Tard, Inc.	6,678	393,256
Brookfield Asset Management Ltd. "A"	4,472	179,616
Brookfield Corp.	19,169	768,901
Canadian National Railway Co.	1,630	204,880
Lululemon Athletica, Inc.*	300	153,387
(Cost $905,633)		1,853,449
China 3.8%
ANTA Sports Products Ltd.	9,200	89,339
BYD Co., Ltd. "H"	2,000	55,153
Minth Group Ltd.	20,870	42,476
Ping An Insurance Group Co. of China Ltd. "H"	51,500	233,444
Tencent Holdings Ltd.	7,700	290,818
Trip.com Group Ltd.*	1,550	55,862
(Cost $1,003,107)		767,092
Denmark 1.1%
Novo Nordisk AS "B" (Cost $139,596)	2,200	227,465
France 13.5%
Air Liquide SA	560	108,871
Airbus SE	1,437	221,931
Capgemini SE	1,780	370,779
Cie de Saint-Gobain SA	2,358	173,715
LVMH Moet Hennessy Louis Vuitton SE	425	344,247
Schneider Electric SE	1,291	259,657
Teleperformance SE	1,350	197,110
TotalEnergies SE	8,636	588,466
Vinci SA	3,950	496,074
(Cost $1,990,875)		2,760,850
Germany 12.4%
adidas AG	320	65,073
Allianz SE (Registered)	2,037	545,281
Brenntag SE	1,870	172,099
Deutsche Boerse AG	2,728	562,119
Deutsche Post AG	3,078	152,861
Deutsche Telekom AG (Registered)	8,479	203,926
Evotec SE*	5,475	129,072
SAP SE	2,320	357,874
Siemens Healthineers AG 144A	2,880	167,472
TeamViewer SE 144A*	5,400	84,104
	Shares	Value ($)
Wacker Chemie AG	391	49,531
Zalando SE 144A*	1,585	37,743
(Cost $2,254,231)		2,527,155
Hong Kong 1.2%
Techtronic Industries Co., Ltd. (Cost $106,056)	20,097	239,766
Ireland 4.0%
Experian PLC	6,065	247,568
Flutter Entertainment PLC*	340	60,141
ICON PLC* (a)	926	262,123
Kerry Group PLC "A"	2,776	241,154
(Cost $629,768)		810,986
Israel 0.6%
CyberArk Software Ltd.* (a) (Cost $96,465)	570	124,859
Italy 1.0%
Stevanato Group SpA (b) (Cost $227,886)	7,880	215,045
Japan 6.8%
Daikin Industries Ltd.	1,500	244,242
Fast Retailing Co., Ltd.	990	244,786
Hoya Corp.	2,400	298,684
Keyence Corp.	700	307,490
Lasertec Corp.	400	104,819
MISUMI Group, Inc.	5,611	94,611
Shiseido Co., Ltd.	2,900	87,467
(Cost $969,509)		1,382,099
Korea 1.6%
Samsung Electronics Co., Ltd. (Cost $237,051)	5,537	336,540
Netherlands 7.3%
Adyen NV 144A*	84	108,295
Argenx SE*	120	45,460
ASML Holding NV	648	488,975
DSM BV* (c)	1,139	117,466
ING Groep NV	18,600	278,362
NXP Semiconductors NV (a)	470	107,950
Prosus NV	4,197	125,253
Universal Music Group NV	7,899	225,168
(Cost $1,195,163)		1,496,929
Norway 0.4%
Mowi ASA (Cost $96,834)	4,273	76,600
Singapore 3.6%
DBS Group Holdings Ltd.	26,800	676,814
Sea Ltd. (ADR)*	1,300	52,650
(Cost $556,618)		729,464
Sweden 2.9%
Assa Abloy AB "B"	8,559	246,863
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 7

	Shares	Value ($)
Hexagon AB "B"	11,804	141,597
Spotify Technology SA* (b)	1,099	206,513
(Cost $496,588)		594,973
Switzerland 7.7%
Alcon, Inc.	1,855	145,106
Lonza Group AG (Registered)	1,155	485,978
Nestle SA (Registered)	4,937	572,206
Roche Holding AG (Genusschein)	1,072	311,727
Sportradar Holding AG "A"* (a) (d)	5,484	60,598
(Cost $1,311,294)		1,575,615
Taiwan 2.0%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $137,146)	21,000	404,621
United Kingdom 5.1%
AstraZeneca PLC	2,920	395,112
Ferguson PLC (b)	400	77,228
Halma PLC	4,777	139,154
Rentokil Initial PLC	71,195	400,545
VTEX "A"* (b)	2,886	19,856
(Cost $1,076,340)		1,031,895
United States 8.1%
Marsh & McLennan Companies, Inc.	1,977	374,582
Mastercard, Inc. "A"	614	261,877
NVIDIA Corp.	1,041	515,524
Schlumberger NV	5,900	307,036
Thermo Fisher Scientific, Inc.	345	183,123
(Cost $558,244)		1,642,142
Uruguay 3.8%
Globant SA*	2,568	611,133
MercadoLibre, Inc.*	99	155,582
(Cost $385,205)		766,715
Total Common Stocks (Cost $14,573,783)		19,660,429
	Shares	Value ($)
Preferred Stocks 0.6%
Germany
Sartorius AG (Cost $78,503)	336	123,943
Securities Lending Collateral 0.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.27% (e) (f) (Cost $56,350)	56,350	56,350
Cash Equivalents 2.2%
DWS Central Cash Management Government Fund, 5.38% (e) (Cost $459,894)	459,894	459,894

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $15,168,530)	99.6	20,300,616
Other Assets and Liabilities, Net	0.4	77,458
Net Assets	100.0	20,378,074
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2023 are as follows:
Value ($) at 12/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2023	Value ($) at 12/31/2023
Securities Lending Collateral 0.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.27% (e) (f)
58,500	—	2,150 (g)	—	—	164	—	56,350	56,350
Cash Equivalents 2.2%
DWS Central Cash Management Government Fund, 5.38% (e)
328,851	6,090,717	5,959,674	—	—	48,474	—	459,894	459,894
387,351	6,090,717	5,961,824	—	—	48,638	—	516,244	516,244

*	Non-income producing security.
(a)	Listed on the NASDAQ Stock Market, Inc.
(b)	Listed on the New York Stock Exchange.
(c)	Investment was valued using significant unobservable inputs.
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS International Growth VIP

(d)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2023 amounted to $54,145, which is 0.3% of net assets.

(e)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(f)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(g)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2023.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$96,169	$—	$—	$96,169
Canada	1,853,449	—	—	1,853,449
China	—	767,092	—	767,092
Denmark	—	227,465	—	227,465
France	—	2,760,850	—	2,760,850
Germany	—	2,527,155	—	2,527,155
Hong Kong	—	239,766	—	239,766
Ireland	262,123	548,863	—	810,986
Israel	124,859	—	—	124,859
Italy	215,045	—	—	215,045
Japan	—	1,382,099	—	1,382,099
Korea	—	336,540	—	336,540
Netherlands	107,950	1,271,513	117,466	1,496,929
Norway	—	76,600	—	76,600
Singapore	52,650	676,814	—	729,464
Sweden	206,513	388,460	—	594,973
Switzerland	60,598	1,515,017	—	1,575,615
Taiwan	—	404,621	—	404,621
United Kingdom	97,084	934,811	—	1,031,895
United States	1,642,142	—	—	1,642,142
Uruguay	766,715	—	—	766,715
Preferred Stocks	—	123,943	—	123,943
Short-Term Investments (a)	516,244	—	—	516,244
Total	$6,001,541	$14,181,609	$117,466	$20,300,616
During the period ended December 31, 2023, the amount of transfers between Level 2 and Level 3 was $225,953. The investments were transferred from Level 2 to Level 3 due to the lack of observable market data due to a decrease in market activity.

Transfers between price levels are recognized at the beginning of the reporting period.

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 9

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2023

Assets
Investments in non-affiliated securities, at value (cost $14,652,286) — including $54,145 of securities loaned	$19,784,372
Investment in DWS Government & Agency Securities Portfolio (cost $56,350)*	56,350
Investment in DWS Central Cash Management Government Fund (cost $459,894)	459,894
Cash	8
Foreign currency, at value (cost $153,356)	153,982
Receivable for investments sold	46,272
Receivable for Fund shares sold	95
Dividends receivable	5,149
Interest receivable	3,098
Foreign taxes recoverable	29,448
Other assets	471
Total assets	20,539,139
Liabilities
Payable upon return of securities loaned	56,350
Payable for Fund shares redeemed	17,477
Accrued management fee	3,453
Accrued Trustees' fees	914
Other accrued expenses and payables	82,871
Total liabilities	161,065
Net assets, at value	$20,378,074
Net Assets Consist of
Distributable earnings (loss)	2,904,725
Paid-in capital	17,473,349
Net assets, at value	$20,378,074
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($20,349,256 ÷ 1,346,396 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$15.11
Class B
Net Asset Value, offering and redemption price per share ($28,818 ÷ 1,903 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)**	$15.15

*	Represents collateral on securities loaned.
**	Net asset value and redemption price per share may not recalculate due to rounding of net assets and/or shares outstanding.
for the year ended December 31, 2023

Investment Income
Income:
Dividends (net of foreign taxes withheld of $43,763)	$377,477
Income distributions — DWS Central Cash Management Government Fund	48,474
Securities lending income, net of borrower rebates	164
Total income	426,115
Expenses:
Management fee	122,372
Administration fee	19,145
Services to shareholders	737
Record keeping fee (Class B)	15
Distribution service fee (Class B)	70
Custodian fee	8,651
Audit fee	56,152
Legal fees	14,035
Tax fees	7,206
Reports to shareholders	24,893
Registration fees	667
Trustees' fees and expenses	2,423
Other	10,863
Total expenses before expense reductions	267,229
Expense reductions	(91,816)
Total expenses after expense reductions	175,413
Net investment income	250,702
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(958,595)
Foreign currency	(3,664)
(962,259)
Change in net unrealized appreciation (depreciation) on:
Investments	3,613,557
Foreign currency	5,283
3,618,840
Net gain (loss)	2,656,581
Net increase (decrease) in net assets resulting from operations	$2,907,283
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2023	2022
Operations:
Net investment income	$250,702	$174,319
Net realized gain (loss)	(962,259)	(1,493,374)
Change in net unrealized appreciation (depreciation)	3,618,840	(6,872,703)
Net increase (decrease) in net assets resulting from operations	2,907,283	(8,191,758)
Distributions to shareholders:
Class A	(149,768)	(549,151)
Class B	(139)	(1,661)
Total distributions	(149,907)	(550,812)
Fund share transactions:
Class A
Proceeds from shares sold	3,065,594	9,085,996
Reinvestment of distributions	149,768	549,151
Payments for shares redeemed	(4,747,321)	(4,239,328)
Net increase (decrease) in net assets from Class A share transactions	(1,531,959)	5,395,819
Class B
Proceeds from shares sold	10,704	9,878
Reinvestment of distributions	139	1,661
Payments for shares redeemed	(11,645)	(63,096)
Net increase (decrease) in net assets from Class B share transactions	(802)	(51,557)
Increase (decrease) in net assets	1,224,615	(3,398,308)
Net assets at beginning of period	19,153,459	22,551,767
Net assets at end of period	$20,378,074	$19,153,459

Other Information
Class A
Shares outstanding at beginning of period	1,457,916	1,193,724
Shares sold	213,239	536,046
Shares issued to shareholders in reinvestment of distributions	10,430	38,864
Shares redeemed	(335,189)	(310,718)
Net increase (decrease) in Class A shares	(111,520)	264,192
Shares outstanding at end of period	1,346,396	1,457,916
Class B
Shares outstanding at beginning of period	1,962	5,576
Shares sold	758	712
Shares issued to shareholders in reinvestment of distributions	10	117
Shares redeemed	(827)	(4,443)
Net increase (decrease) in Class B shares	(59)	(3,614)
Shares outstanding at end of period	1,903	1,962
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 11

Financial Highlights
DWS International Growth VIP — Class A
	Years Ended December 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$13.12	$18.80	$17.65	$14.64	$11.47
Income (loss) from investment operations:
Net investment income[a]	.18	.11	.08	.06	.22
Net realized and unrealized gain (loss)	1.92	(5.45)	1.34	3.17	3.32
Total from investment operations	2.10	(5.34)	1.42	3.23	3.54
Less distributions from:
Net investment income	(.11 )	(.15 )	(.06 )	(.22 )	(.17 )
Net realized gains	—	(.19 )	(.21 )	—	(.20 )
Total distributions	(.11 )	(.34 )	(.27 )	(.22 )	(.37 )
Net asset value, end of period	$15.11	$13.12	$18.80	$17.65	$14.64
Total Return (%)[b]	16.04	(28.51)	8.11	22.69	31.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	19	22	19	18
Ratio of expenses before expense reductions (%)[c]	1.35	1.32	1.33	1.50	1.64
Ratio of expenses after expense reductions (%)[c]	.89	.92	.90	.87	.86
Ratio of net investment income (%)	1.27	.78	.41	.42	1.63
Portfolio turnover rate (%)	13	17	20	10	16

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series II — DWS International Growth VIP

DWS International Growth VIP — Class B
	Years Ended December 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$13.15	$18.84	$17.67	$14.66	$11.49
Income (loss) from investment operations:
Net investment income[a]	.14	.09	.03	.01	.18
Net realized and unrealized gain (loss)	1.93	(5.48)	1.36	3.18	3.33
Total from investment operations	2.07	(5.39)	1.39	3.19	3.51
Less distributions from:
Net investment income	(.07 )	(.11 )	(.01 )	(.18 )	(.14 )
Net realized gains	—	(.19 )	(.21 )	—	(.20 )
Total distributions	(.07 )	(.30 )	(.22 )	(.18 )	(.34 )
Net asset value, end of period	$15.15	$13.15	$18.84	$17.67	$14.66
Total Return (%)[b]	15.77	(28.71)	7.88	22.29	30.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.03	.03	.1	.1	.2
Ratio of expenses before expense reductions (%)[c]	1.82	1.66	1.62	1.81	1.95
Ratio of expenses after expense reductions (%)[c]	1.16	1.18	1.17	1.18	1.16
Ratio of net investment income (%)	1.01	.64	.18	.07	1.31
Portfolio turnover rate (%)	13	17	20	10	16

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 13

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS International Growth VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which

14 |	Deutsche DWS Variable Series II — DWS International Growth VIP

the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Prior to May 1, 2023, Brown Brothers Harriman & Co., served as securities lending agent for the Fund. Effective May 1, 2023, National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2023, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of December 31, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2023, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.
Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 15

At December 31, 2023, the Fund had net tax basis capital loss carryforwards of $2,356,459, including short-term losses ($1,006,149) and long-term losses ($1,350,310), which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, investments in derivatives and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2023, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$241,123
Capital loss carryforwards	$(2,356,459)
Net unrealized appreciation (depreciation) on investments	$5,018,422
At December 31, 2023, the aggregate cost of investments for federal income tax purposes was $15,282,178. The net unrealized appreciation for all investments based on tax cost was $5,018,422. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $6,212,674 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $1,194,252.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2023	2022
Distributions from ordinary income*	$149,907	$246,866
Distributions from long-term capital gains	$—	$303,946

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

16 |	Deutsche DWS Variable Series II — DWS International Growth VIP

B.
Purchases and Sales of Securities
During the year ended December 31, 2023, purchases and sales of investment securities (excluding short-term investments) aggregated $2,376,655 and $4,030,722, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.62%.
For the period from January 1, 2023 through September 30, 2023, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.91%
Class B	1.17%
Effective October 1, 2023 through September 30, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.82%
Class B	1.13%
For the year ended December 31, 2023, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$91,632
Class B	184
$91,816
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2023, the Administration Fee was $19,145, of which $1,650 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2023
Class A	$321	$54
Class B	46	8
	$367	$62
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of the average daily net assets of Class B shares. For the year ended December 31, 2023, the Distribution Service Fee aggregated $70, of which $6 is unpaid.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 17

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,345, of which $758 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.
Ownership of the Fund
At December 31, 2023, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 61% and 28%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 70% and 30%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2023.

18 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS International Growth VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS International Growth VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2024

Deutsche DWS Variable Series II — DWS International Growth VIP	| 19

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF”) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging” shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index” that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

20 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2023 to December 31, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2023

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/23	$1,000.00	$1,000.00
Ending Account Value 12/31/23	$1,024.40	$1,023.60
Expenses Paid per $1,000*	$4.44	$5.81
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/23	$1,000.00	$1,000.00
Ending Account Value 12/31/23	$1,020.82	$1,019.46
Expenses Paid per $1,000*	$4.43	$5.80

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS International Growth VIP	.87%	1.14%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 21

Tax Information (Unaudited)
For corporate shareholders, 5% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2023, qualified for the dividends received deduction.
The Fund paid foreign taxes of $30,229 and earned $230,989 of foreign source income during the year ended December 31, 2023. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.17 per share as income earned from foreign sources for the year ended December 31, 2023.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

22 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS International Growth VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2023.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the  Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, profitability, economies of scale, and fall-out benefits from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant as part of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2022, the Fund’s performance (Class A shares) was in the 4th quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has

Deutsche DWS Variable Series II — DWS International Growth VIP	| 23

underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2022. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2023. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2022). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2022, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

24 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 25

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	68	—
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President and Chief Risk Management
Officer, First Chicago NBD Corporation/The First National Bank of Chicago
(1996–1998); Executive Vice President and Head of International Banking
(1995–1996); Not-for-Profit Directorships: Window to the World
Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago;
Former Directorships: Director and Chairman of the Board,
Healthways Inc.[2] (population well-being and wellness services)
(2003–2014); Stockwell Capital Investments PLC (private equity); Enron
Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook
Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company) (2003–2021); and Prisma Energy International; Former Not-for-
Profit Directorships: Public Radio International; Palm Beach Civic Assn.
		68	—
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Board Member or Advisory Board Member since 2023[3]	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987–present); Directorships: The Meritex Company (2017–present); Driessen Water, Inc. (2016–present); and The Hardenbergh Foundation (2021–present); Former Directorships: Mairs & Power Funds Trust (mutual funds) (2010–2022); and Crescent Electric Supply Company (2010–2019)	21[4]	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge
(law firm) (1988–1990); Vice President of Corporate Affairs and General
Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former
Chairman of the Board, Southwest Florida Community Foundation
(charitable organization); Former Directorships: ICI Mutual Insurance
Company (2007–2015); Sun Capital Advisers Trust (mutual funds)
(2007–2012); Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance,
executive committees)
		68	—

26 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor of Finance,
The Wharton School, University of Pennsylvania (1972–present); formerly:
Director, The Wharton Financial Institutions Center (1994–2020); Vice Dean
and Director, Wharton Undergraduate Division (1995–2000) and Director,
The Lauder Institute of International Management Studies (2000–2006);
Member FDIC Systemic Risk Advisory Committee (2011–present), member Systemic Risk Council (2012–present) and member of the
Advisory Board of the Yale Program on Financial Stability (2013–present);
Former Directorships: Co-Chair of the Shadow Financial Regulatory
Committee (2003–2015), Executive Director of The Financial Economists
Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013),
Director of The Aberdeen Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007–2021) and Nonexecutive Director of Barclays
Bank DE (2010–2018)
		68	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President and General Counsel, RLJ Lodging Trust[2] (since 2023); formerly Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (since July 2023); Formerly: Executive
Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive
Committee, Philadelphia Chamber of Commerce (2001–2007); Director,
Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson
Foundation (charitable organization) (1994–2012); President, Chief
Executive Officer and Director (1994–2020) and Senior Advisor
(2020–2021), The Pew Charitable Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare)
(2009–2021); Director, Becton Dickinson and Company[2] (medical technology company) (2012–2022)
		68	Director, The Bridgespan Group (nonprofit organization) (since October 2020)
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present); Directorships: Advisory Board Member, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	68	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	68	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Head of Americas CEO Office, DWS (2023–present), Head of Fund Administration, Head of Product
Americas and Head of U.S. Mutual Funds, DWS (2017–present); Vice President, DWS Service Company
(2018–present); President, DB Investment Managers, Inc. (2018–present); President and Chief Executive
Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2017–present); Vice President, DWS Investment Management Americas, Inc.
(2023–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the
DWS funds (2013–2019); Secretary, DWS USA Corporation (2018–2023); Assistant Secretary, DWS
Investment Management Americas, Inc. (2018–2023); Assistant Secretary, DWS Trust Company
(2018–2023); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020); Assistant Secretary, DWS Distributors, Inc.
(2018–2023); Directorships: Director of DWS Service Company (2018–present); Director of DB
Investment Managers, Inc. (2018–present); Director of Episcopalian Charities of New York
(2018–present); Interested Director of The European Equity Fund, Inc., The New Germany Fund, Inc. and
The Central and Eastern Europe Fund, Inc. (2020–present); Director of ICI Mutual Insurance Company
(2020–present); Director of DWS USA Corporation (2023–present); Director of DWS Investment
Management Americas, Inc. (2023–present); and Manager of DBX Advisors LLC. (2023–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas,
Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX
ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and
Assistant Secretary, DBX ETF Trust (2019–2020)

Deutsche DWS Variable Series II — DWS International Growth VIP	| 27

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Ciara Crawford[9] (1984) Assistant Secretary, 2019–present
Fund Administration (Specialist), DWS (2015–present); Assistant Secretary, DWS Service Company
(2018–present); Assistant Secretary of U.S. Mutual Funds, DWS (2019–present); Assistant Secretary,
DWS USA Corporation (2023–present); Assistant Secretary, DBX Advisors, LLC (2023–present);
Assistant Secretary, DWS Investment Management Americas, Inc. (2023–present); Assistant Clerk, DWS
Trust Company (2023–present); formerly, Legal Assistant at Accelerated Tax Solutions

Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and
Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present);
formerly: Assistant Treasurer for the DWS funds (2007–2018)

Yvonne Wong[8] (1960) Assistant Treasurer, since December 1, 2023	Fund Administration (Senior Analyst), DWS; Assistant Treasurer, DBX ETF Trust (since November 14, 2023)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS
Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer,
The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The
European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer,
DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary,
Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017);
and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company
(2021–present); AML Officer, DBX ETF Trust (2021–present); AML Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2021–present);
formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Daugherty are each an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity
500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds,
Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS
Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS
Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Daugherty are each a Board Member of each other Trust.

[4]
Mr. Perry and Ms. Daugherty each oversees 21 funds in the DWS Fund Complex as a Board Member of various Trusts. Mr. Perry and
Ms. Daugherty are each an Advisory Board Member of various Trusts/Corporations comprised of 47 funds in the DWS
Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”
of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, New York 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

28 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Notes

Notes

Notes

VS2IG-2  (R-025830-14 2/24)

December 31, 2023
Annual Report
Deutsche DWS Variable Series II
DWS Small Mid Cap Growth VIP

Contents
3	Performance Summary
4	Management Summary
5	Portfolio Summary
6	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
17	Report of Independent Registered Public Accounting Firm
18	Other Information
19	Information About Your Fund's Expenses
20	Tax Information
20	Proxy Voting
21	Advisory Agreement Board Considerations and Fee Evaluation
24	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks.The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Performance SummaryDecember 31, 2023 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.
The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2023 is 0.83% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31

The Russell 2500TM Growth Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Small Mid Cap Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,883	$9,737	$15,517	$18,709
	Average annual total return	18.83%	–0.88%	9.18%	6.46%
Russell 2500 Growth Index	Growth of $10,000	$11,893	$9,218	$17,178	$23,194
	Average annual total return	18.93%	–2.68%	11.43%	8.78%
The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 3

Management Summary December 31, 2023 (Unaudited)
During the 12-month period ended December 31, 2023, the portfolio provided a total return of 18.83% (Class A shares, unadjusted for contract charges) compared with the 18.93% return of its benchmark, the Russell 2500™ Growth Index.
U.S. small- and mid-cap growth stocks posted a robust total return in 2023, although the upward path was uneven. After a strong start to the year, March saw stocks turn lower in response to a regional banking crisis. Following actions by the U.S. Federal Reserve (Fed) to provide liquidity and stabilize the financial sector, the market moved higher for much of April through July. August saw the beginning of a market downturn as a sharp increase in oil prices fueled concerns that inflation, which had been on the decline, would reaccelerate and lead the Fed to keep interest rates elevated for an extended period. Treasury yields spiked in response and stocks retreated into late October. In November, declining oil prices and a string of reports suggesting that inflation was cooling led bond yields lower and stocks higher. Sentiment was further boosted in December as Fed Chair Powell indicated that the central bank was prepared to cut interest rates as soon as early 2024. At the same time, continued positive U.S. economic data raised hopes that the Fed had succeeded in bringing about a “soft landing”. Against this backdrop, stocks rose into the end of 2023.
In sector terms, positive contributions to the portfolio’s performance relative to the benchmark were led by positioning in industrials and materials, while positioning in consumer discretionary, consumer staples and financials detracted. In terms of individual contributors, positive contributors included Builders FirstSource Inc., a provider of building supplies and materials. Despite concerns about higher interest rates weighing on earnings and housing market activity, the company’s business model has shown its resiliency, with results exceeding expectations based on strength in multi-family construction. Topbuild Corp. is a provider of insulation products and services across the U.S.  The company has reported stronger than expected results and guidance despite a soft patch in single family housing starts. The industry has been able to increase prices and at the same time a stabilization in mortgage rates followed by a decline has helped existing housing sales recover and boosted the new construction outlook. Varonis Systems, Inc. offers a unique platform to manage and secure company’s data and compliance across a number of industries and regions. Varonis announced a transition from on premises software sales to a cloud-based software-as-a- service model which has exceeded expectations in the early stages in terms of customer uptake and larger client wins.  The company is benefitting from increasing data security and governance requirements from regulators. On the downside, shares of physician and nurse staffing company AMN Healthcare Services, Inc. moved lower as year-over-year growth in demand and billing rates declined. Even with slowing growth, AMN’s business metrics remain well above pre-pandemic levels and supply and demand dynamics are coming into balance. ModivCare, Inc. is a non-emergency medical transport (NEMT) company working with a robust network of providers to help patients get to needed appointments. Profitability at the company has been negatively affected by higher costs and lower volumes across the NEMT segment broadly. Travere Therapeutics, Inc. is a biopharmaceutical company focused on developing drugs for rare diseases. One of Travere’s drug candidates targeting a rare kidney disease did not achieve its primary clinical trial endpoint despite meeting its secondary endpoints showing safety and effectiveness in reducing protein levels in urine.
Relative to the benchmark, the portfolio at period-end was overweight the profitability, earnings yield and value factors. Holdings were tilted toward stocks with lower market sensitivity relative to the benchmark, a stance which contributed to performance for the trailing 12 months. Survey data indicates that investor sentiment is extremely bearish, not surprising given the rapid rise in interest rates, historically high inflation, and potential for recession. The valuation for small-cap stocks relative to large caps appears historically low by key measures. Small-cap stocks have been impacted more than large caps by the deterioration in risk sentiment, but there is the potential for relative performance to improve with small caps having less exposure to overseas revenue than their large-cap counterparts. Regardless of the ultimate timing of any shift in market leadership and return to more historically normal relative valuations, our focus continues to be on finding innovative small cap companies with strong management teams and robust business plans that are positioned to outperform peers over the course of an economic cycle.
Peter Barsa, Senior Portfolio Manager Equity
Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.

4 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/23	12/31/22
Common Stocks	98%	96%
Cash Equivalents	2%	4%
Other Investments	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/23	12/31/22
Information Technology	23%	24%
Industrials	22%	19%
Health Care	20%	22%
Consumer Discretionary	12%	12%
Financials	8%	7%
Materials	5%	4%
Energy	3%	6%
Consumer Staples	3%	2%
Real Estate	3%	3%
Communication Services	1%	1%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 6.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 5

Investment Portfolioas of December 31, 2023

	Shares	Value ($)
Common Stocks 98.2%
Communication Services 1.2%
Diversified Telecommunication Services 0.6%
Iridium Communications, Inc.	7,300	300,468
Entertainment 0.6%
Take-Two Interactive Software, Inc.*	2,174	349,905
Consumer Discretionary 11.8%
Automobile Components 0.7%
Gentherm, Inc.*	7,364	385,579
Diversified Consumer Services 0.6%
Bright Horizons Family Solutions, Inc.*	3,398	320,227
Hotels, Restaurants & Leisure 2.1%
Hilton Grand Vacations, Inc.*	12,491	501,889
Jack in the Box, Inc.	7,229	590,103
		1,091,992
Household Durables 4.0%
Helen of Troy Ltd.*	1,963	237,150
iRobot Corp.*	1,573	60,875
LGI Homes, Inc.*	3,089	411,331
TopBuild Corp.*	3,773	1,412,083
		2,121,439
Leisure Products 1.5%
YETI Holdings, Inc.*	15,522	803,729
Specialty Retail 2.9%
Burlington Stores, Inc.*	2,883	560,686
Camping World Holdings, Inc. "A"	22,907	601,538
Valvoline, Inc.*	9,900	372,042
		1,534,266
Consumer Staples 2.6%
Consumer Staples Distribution & Retail 2.3%
Casey's General Stores, Inc.	4,371	1,200,889
Household Products 0.3%
Spectrum Brands Holdings, Inc.	2,282	182,035
Energy 3.3%
Energy Equipment & Services 0.3%
Liberty Energy, Inc.	9,546	173,164
Oil, Gas & Consumable Fuels 3.0%
Crescent Energy Co. "A"	6,384	84,333
Kosmos Energy Ltd.*	48,000	322,080
Matador Resources Co.	8,300	471,938
Ovintiv, Inc.	9,711	426,507
Southwestern Energy Co.*	43,176	282,803
		1,587,661
	Shares	Value ($)
Financials 8.1%
Banks 2.3%
Pinnacle Financial Partners, Inc.	5,944	518,436
SouthState Corp.	2,804	236,798
Synovus Financial Corp.	11,493	432,711
		1,187,945
Capital Markets 3.6%
FactSet Research Systems, Inc.	1,036	494,224
Lazard Ltd. "A"	12,317	428,631
LPL Financial Holdings, Inc.	2,100	478,002
Moelis & Co. "A"	9,136	512,804
		1,913,661
Financial Services 1.0%
WEX, Inc.*	2,797	544,156
Insurance 1.2%
Kinsale Capital Group, Inc.	1,900	636,329
Health Care 19.7%
Biotechnology 5.3%
Apellis Pharmaceuticals, Inc.*	3,951	236,507
Beam Therapeutics, Inc.*	1,593	43,361
Biohaven Ltd.*	1,787	76,484
Blueprint Medicines Corp.*	4,684	432,052
Catalyst Pharmaceuticals, Inc.*	7,600	127,756
Halozyme Therapeutics, Inc.*	3,100	114,576
Insmed, Inc.*	6,610	204,844
Kiniksa Pharmaceuticals Ltd. "A"*	8,769	153,808
Neurocrine Biosciences, Inc.*	7,085	933,520
Travere Therapeutics, Inc.*	18,778	168,814
Ultragenyx Pharmaceutical, Inc.*	3,057	146,186
Vaxcyte, Inc.*	3,200	200,960
		2,838,868
Health Care Equipment & Supplies 3.0%
Alphatec Holdings, Inc.*	7,420	112,116
Axonics, Inc.*	5,613	349,297
Globus Medical, Inc. "A"*	2,224	118,517
Haemonetics Corp.*	1,353	115,695
Inari Medical, Inc.*	2,000	129,840
Inspire Medical Systems, Inc.*	300	61,029
Masimo Corp.*	1,627	190,701
Merit Medical Systems, Inc.*	4,200	319,032
Omnicell, Inc.*	2,300	86,549
Shockwave Medical, Inc.*	500	95,280
STAAR Surgical Co.*	975	30,430
		1,608,486
Health Care Providers & Services 9.0%
AMN Healthcare Services, Inc.*	13,141	983,998
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

	Shares	Value ($)
HealthEquity, Inc.*	4,529	300,273
ModivCare, Inc.*	4,799	211,108
Molina Healthcare, Inc.*	2,619	946,271
Option Care Health, Inc.*	18,864	635,528
Privia Health Group, Inc.*	8,600	198,058
RadNet, Inc.*	42,777	1,487,356
		4,762,592
Life Sciences Tools & Services 0.2%
OmniAb, Inc.*	13,092	80,778
Pharmaceuticals 2.2%
Arvinas, Inc.*	2,000	82,320
Intra-Cellular Therapies, Inc.*	7,000	501,340
Ligand Pharmaceuticals, Inc.*	2,672	190,834
Pacira BioSciences, Inc.*	11,807	398,368
		1,172,862
Industrials 21.4%
Aerospace & Defense 1.4%
HEICO Corp.	4,176	746,961
Building Products 6.2%
Allegion PLC	7,499	950,048
Builders FirstSource, Inc.*	11,006	1,837,342
Masonite International Corp.*	5,705	482,985
		3,270,375
Commercial Services & Supplies 3.8%
MSA Safety, Inc.	2,392	403,841
Tetra Tech, Inc.	3,819	637,506
The Brink's Co.	11,036	970,616
		2,011,963
Electrical Equipment 0.8%
Atkore, Inc.*	930	148,800
Thermon Group Holdings, Inc.*	9,149	297,983
		446,783
Machinery 0.7%
IDEX Corp.	1,802	391,232
Professional Services 3.9%
Broadridge Financial Solutions, Inc.	2,782	572,397
Kforce, Inc.	11,225	758,361
Maximus, Inc.	8,556	717,506
		2,048,264
Trading Companies & Distributors 4.6%
H&E Equipment Services, Inc.	16,406	858,362
Rush Enterprises, Inc. "A"	24,885	1,251,716
Titan Machinery, Inc.*	11,743	339,138
		2,449,216
Information Technology 22.7%
Communications Equipment 0.7%
Calix, Inc.*	8,844	386,395
	Shares	Value ($)
Electronic Equipment, Instruments & Components 3.6%
Advanced Energy Industries, Inc.	12,629	1,375,551
Cognex Corp.	7,873	328,619
Fabrinet*	900	171,297
		1,875,467
Semiconductors & Semiconductor Equipment 5.5%
Entegris, Inc.	6,121	733,418
FormFactor, Inc.*	7,627	318,122
Impinj, Inc.*	2,530	227,776
Monolithic Power Systems, Inc.	947	597,349
Semtech Corp.*	7,632	167,217
SiTime Corp.*	4,087	498,941
Ultra Clean Holdings, Inc.*	10,873	371,204
		2,914,027
Software 12.6%
Aspen Technology, Inc.*	3,737	822,701
Dynatrace, Inc.*	7,679	419,964
Envestnet, Inc.*	9,852	487,871
Five9, Inc.*	9,547	751,253
Rapid7, Inc.*	6,849	391,078
Tenable Holdings, Inc.*	12,141	559,214
Tyler Technologies, Inc.*	3,276	1,369,761
Varonis Systems, Inc.*	34,677	1,570,175
Workiva, Inc.*	3,058	310,479
		6,682,496
Technology Hardware, Storage & Peripherals 0.3%
Super Micro Computer, Inc.*	600	170,556
Materials 5.0%
Construction Materials 2.3%
Eagle Materials, Inc.	5,901	1,196,959
Containers & Packaging 0.7%
Berry Global Group, Inc.	5,228	352,315
Metals & Mining 2.0%
Arch Resources, Inc.	2,200	365,068
Cleveland-Cliffs, Inc.*	34,787	710,350
		1,075,418
Real Estate 2.4%
Diversified REITs 1.0%
Essential Properties Realty Trust, Inc.	20,278	518,306
Industrial REITs 0.7%
EastGroup Properties, Inc.	2,208	405,256
Specialized REITs 0.7%
Four Corners Property Trust, Inc.	13,954	353,036
Total Common Stocks (Cost $29,935,927)		52,092,056
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 7

	Shares	Value ($)
Other Investments 0.0%
Health Care 0.0%
Life Sciences Tools & Services 0.0%
OmniAb, Inc. $12.50 Earnout* (a) (b)	1,013	0
OmniAb, Inc. $15.00 Earnout* (a) (b)	1,013	0
Total Other Investments (Cost $0)		0
Cash Equivalents 1.9%
DWS Central Cash Management Government Fund, 5.38% (c) (Cost $1,024,006)	1,024,006	1,024,006

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $30,959,933)	100.1	53,116,062
Other Assets and Liabilities, Net	(0.1)	(75,686)
Net Assets	100.0	53,040,376
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2023 are as follows:
Value ($) at 12/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2023	Value ($) at 12/31/2023
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.27% (c) (d)
735,203	—	735,203 (e)	—	—	3,210	—	—	—
Cash Equivalents 1.9%
DWS Central Cash Management Government Fund, 5.38% (c)
1,969,280	4,845,785	5,791,059	—	—	55,547	—	1,024,006	1,024,006
2,704,483	4,845,785	6,526,262	—	—	58,757	—	1,024,006	1,024,006

*	Non-income producing security.
(a)
Earnout Shares: Will vest based upon the achievement of certain volume-weighted average trading prices (VWAP) for shares of
OmniAb Inc. Earnout Shares are not transferrable until the vesting condition for the applicable tranche of Earnout Shares has been achieved.

(b)	Investment was valued using significant unobservable inputs.
(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2023.

REIT: Real Estate Investment Trust
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$52,092,056	$—	$—	$52,092,056
Other Investments	—	—	0	0
Short-Term Investments	1,024,006	—	—	1,024,006
Total	$53,116,062	$—	$0	$53,116,062

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 9

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2023

Assets
Investments in non-affiliated securities, at value (cost $29,935,927)	$52,092,056
Investment in DWS Central Cash Management Government Fund (cost $1,024,006)	1,024,006
Cash	10,000
Dividends receivable	22,413
Interest receivable	3,141
Other assets	1,261
Total assets	53,152,877
Liabilities
Payable for Fund shares redeemed	10,969
Accrued management fee	25,628
Accrued Trustees' fees	1,164
Other accrued expenses and payables	74,740
Total liabilities	112,501
Net assets, at value	$53,040,376
Net Assets Consist of
Distributable earnings (loss)	22,548,903
Paid-in capital	30,491,473
Net assets, at value	$53,040,376
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($53,040,376 ÷ 3,872,116 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.70
for the year ended December 31, 2023

Investment Income
Income:
Dividends	$373,311
Income distributions — DWS Central Cash Management Government Fund	55,547
Securities lending income, net of borrower rebates	3,210
Total income	432,068
Expenses:
Management fee	274,455
Administration fee	48,404
Services to shareholders	737
Custodian fee	1,367
Audit fee	44,827
Legal fees	13,496
Reports to shareholders	28,807
Trustees' fees and expenses	4,101
Other	9,866
Total expenses before expense reductions	426,060
Expense reductions	(4,579)
Total expenses after expense reductions	421,481
Net investment income	10,587
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	473,551
Change in net unrealized appreciation (depreciation) on investments	8,136,061
Net gain (loss)	8,609,612
Net increase (decrease) in net assets resulting from operations	$8,620,199
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2023	2022
Operations:
Net investment income (loss)	$10,587	$(9,665)
Net realized gain (loss)	473,551	1,787,100
Change in net unrealized appreciation (depreciation)	8,136,061	(22,497,726)
Net increase (decrease) in net assets resulting from operations	8,620,199	(20,720,291)
Distributions to shareholders:
Class A	(1,775,349)	(7,059,397)
Fund share transactions:
Class A
Proceeds from shares sold	1,188,136	1,256,254
Reinvestment of distributions	1,775,349	7,059,397
Payments for shares redeemed	(6,768,236)	(5,846,309)
Net increase (decrease) in net assets from Class A share transactions	(3,804,751)	2,469,342
Increase (decrease) in net assets	3,040,099	(25,310,346)
Net assets at beginning of period	50,000,277	75,310,623
Net assets at end of period	$53,040,376	$50,000,277

Other Information
Class A
Shares outstanding at beginning of period	4,175,946	3,990,886
Shares sold	93,580	83,425
Shares issued to shareholders in reinvestment of distributions	152,522	527,214
Shares redeemed	(549,932)	(425,579)
Net increase (decrease) in Class A shares	(303,830)	185,060
Shares outstanding at end of period	3,872,116	4,175,946
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 11

Financial Highlights
DWS Small Mid Cap Growth VIP — Class A
	Years Ended December 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$11.97	$18.87	$17.43	$13.66	$12.68
Income (loss) from investment operations:
Net investment income (loss)[a]	.00 *	(.00 )*	(.06 )	(.01 )	.01
Net realized and unrealized gain (loss)	2.17	(5.10)	2.43	4.00	2.73
Total from investment operations	2.17	(5.10)	2.37	3.99	2.74
Less distributions from:
Net investment income	(.00 )*	—	(.01 )	(.01 )	—
Net realized gains	(.44 )	(1.80)	(.92 )	(.21 )	(1.76)
Total distributions	(.44 )	(1.80)	(.93 )	(.22 )	(1.76)
Net asset value, end of period	$13.70	$11.97	$18.87	$17.43	$13.66
Total Return (%)	18.83 [b]	(28.02)[b]	13.84	30.18 [b]	22.41 [b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	50	75	73	64
Ratio of expenses before expense reductions (%)[c]	.85	.83	.78	.82	.82
Ratio of expenses after expense reductions (%)[c]	.84	.81	.78	.81	.81
Ratio of net investment income (loss) (%)	.02	(.02 )	(.33 )	(.05 )	.11
Portfolio turnover rate (%)	4	11	16	12	10

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Small Mid Cap Growth VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 13

amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Prior to March 27, 2023, Deutsche Bank AG served as securities lending agent for the Fund. Effective March 27, 2023, National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2023, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of December 31, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2023, the Fund had no securities on loan.
Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, investments in limited partnerships and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2023, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$21,135
Undistributed long-term capital gains	$469,407
Net unrealized appreciation (depreciation) on investments	$22,052,978

14 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

At December 31, 2023, the aggregate cost of investments for federal income tax purposes was $31,063,084. The net unrealized appreciation for all investments based on tax cost was $22,052,978. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $24,521,204 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $2,468,226.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2023	2022
Distributions from ordinary income*	$12,764	$—
Distributions from long-term capital gains	$1,762,585	$7,059,397

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended December 31, 2023, purchases and sales of investment securities (excluding short-term investments) aggregated $2,066,030 and $6,628,695, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.550%
Next $750 million of such net assets	.525%
Over $1 billion of such net assets	.500%
Accordingly, for the year ended December 31, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund’s average daily net assets.
For the period from January 1, 2023 through September 30, 2023, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Class A at 0.85%.
Effective October 1, 2023 through September 30, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 15

operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Class A at 0.87%.
For the year ended December 31, 2023, fees waived and/or expenses reimbursed for Class A are $4,579.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2023, the Administration Fee was $48,404, of which $4,205 is unpaid.
Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2023, the amounts charged to the Fund by DSC aggregated $523, of which $88 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $685, of which $33 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Prior to March 27, 2023, Deutsche Bank AG served as securities lending agent for the Fund. For the year ended December 31, 2023, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $180.
D.
Ownership of the Fund
At December 31, 2023, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 92%.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2023.

16 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Small Mid Cap Growth VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Small Mid Cap Growth VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2024

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 17

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF”) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging” shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index” that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

18 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2023 to December 31, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2023

Actual Fund Return	Class A
Beginning Account Value 7/1/23	$1,000.00
Ending Account Value 12/31/23	$1,067.00
Expenses Paid per $1,000*	$4.38
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/23	$1,000.00
Ending Account Value 12/31/23	$1,020.97
Expenses Paid per $1,000*	$4.28

*
Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by
184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	.84%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 19

Tax Information (Unaudited)
The Fund paid distributions of $0.44 per share from net long-term capital gains during its year ended December 31, 2023.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $546,000 as capital gain dividends for its year ended December 31, 2023.
For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2023, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

20 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Mid Cap Growth VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2023.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the  Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, profitability, economies of scale, and fall-out benefits from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant as part of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2022, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 21

being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2022.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2022). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2022, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability.  The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board

22 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 23

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	68	—
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President and Chief Risk Management
Officer, First Chicago NBD Corporation/The First National Bank of Chicago
(1996–1998); Executive Vice President and Head of International Banking
(1995–1996); Not-for-Profit Directorships: Window to the World
Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago;
Former Directorships: Director and Chairman of the Board,
Healthways Inc.[2] (population well-being and wellness services)
(2003–2014); Stockwell Capital Investments PLC (private equity); Enron
Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook
Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company) (2003–2021); and Prisma Energy International; Former Not-for-
Profit Directorships: Public Radio International; Palm Beach Civic Assn.
		68	—
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Board Member or Advisory Board Member since 2023[3]	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987–present); Directorships: The Meritex Company (2017–present); Driessen Water, Inc. (2016–present); and The Hardenbergh Foundation (2021–present); Former Directorships: Mairs & Power Funds Trust (mutual funds) (2010–2022); and Crescent Electric Supply Company (2010–2019)	21[4]	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge
(law firm) (1988–1990); Vice President of Corporate Affairs and General
Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former
Chairman of the Board, Southwest Florida Community Foundation
(charitable organization); Former Directorships: ICI Mutual Insurance
Company (2007–2015); Sun Capital Advisers Trust (mutual funds)
(2007–2012); Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance,
executive committees)
		68	—

24 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor of Finance,
The Wharton School, University of Pennsylvania (1972–present); formerly:
Director, The Wharton Financial Institutions Center (1994–2020); Vice Dean
and Director, Wharton Undergraduate Division (1995–2000) and Director,
The Lauder Institute of International Management Studies (2000–2006);
Member FDIC Systemic Risk Advisory Committee (2011–present), member Systemic Risk Council (2012–present) and member of the
Advisory Board of the Yale Program on Financial Stability (2013–present);
Former Directorships: Co-Chair of the Shadow Financial Regulatory
Committee (2003–2015), Executive Director of The Financial Economists
Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013),
Director of The Aberdeen Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007–2021) and Nonexecutive Director of Barclays
Bank DE (2010–2018)
		68	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President and General Counsel, RLJ Lodging Trust[2] (since 2023); formerly Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (since July 2023); Formerly: Executive
Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive
Committee, Philadelphia Chamber of Commerce (2001–2007); Director,
Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson
Foundation (charitable organization) (1994–2012); President, Chief
Executive Officer and Director (1994–2020) and Senior Advisor
(2020–2021), The Pew Charitable Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare)
(2009–2021); Director, Becton Dickinson and Company[2] (medical technology company) (2012–2022)
		68	Director, The Bridgespan Group (nonprofit organization) (since October 2020)
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present); Directorships: Advisory Board Member, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	68	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	68	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Head of Americas CEO Office, DWS (2023–present), Head of Fund Administration, Head of Product
Americas and Head of U.S. Mutual Funds, DWS (2017–present); Vice President, DWS Service Company
(2018–present); President, DB Investment Managers, Inc. (2018–present); President and Chief Executive
Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2017–present); Vice President, DWS Investment Management Americas, Inc.
(2023–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the
DWS funds (2013–2019); Secretary, DWS USA Corporation (2018–2023); Assistant Secretary, DWS
Investment Management Americas, Inc. (2018–2023); Assistant Secretary, DWS Trust Company
(2018–2023); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020); Assistant Secretary, DWS Distributors, Inc.
(2018–2023); Directorships: Director of DWS Service Company (2018–present); Director of DB
Investment Managers, Inc. (2018–present); Director of Episcopalian Charities of New York
(2018–present); Interested Director of The European Equity Fund, Inc., The New Germany Fund, Inc. and
The Central and Eastern Europe Fund, Inc. (2020–present); Director of ICI Mutual Insurance Company
(2020–present); Director of DWS USA Corporation (2023–present); Director of DWS Investment
Management Americas, Inc. (2023–present); and Manager of DBX Advisors LLC. (2023–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas,
Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX
ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and
Assistant Secretary, DBX ETF Trust (2019–2020)

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 25

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Ciara Crawford[9] (1984) Assistant Secretary, 2019–present
Fund Administration (Specialist), DWS (2015–present); Assistant Secretary, DWS Service Company
(2018–present); Assistant Secretary of U.S. Mutual Funds, DWS (2019–present); Assistant Secretary,
DWS USA Corporation (2023–present); Assistant Secretary, DBX Advisors, LLC (2023–present);
Assistant Secretary, DWS Investment Management Americas, Inc. (2023–present); Assistant Clerk, DWS
Trust Company (2023–present); formerly, Legal Assistant at Accelerated Tax Solutions

Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and
Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present);
formerly: Assistant Treasurer for the DWS funds (2007–2018)

Yvonne Wong[8] (1960) Assistant Treasurer, since December 1, 2023	Fund Administration (Senior Analyst), DWS; Assistant Treasurer, DBX ETF Trust (since November 14, 2023)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS
Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer,
The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The
European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer,
DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary,
Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017);
and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company
(2021–present); AML Officer, DBX ETF Trust (2021–present); AML Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2021–present);
formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Daugherty are each an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity
500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds,
Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS
Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS
Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Daugherty are each a Board Member of each other Trust.

[4]
Mr. Perry and Ms. Daugherty each oversees 21 funds in the DWS Fund Complex as a Board Member of various Trusts. Mr. Perry and
Ms. Daugherty are each an Advisory Board Member of various Trusts/Corporations comprised of 47 funds in the DWS
Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”
of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, New York 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

26 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Notes

VS2SMCG-2  (R-025835-13 2/24)

December 31, 2023
Annual Report
Deutsche DWS Variable Series II
DWS Small Mid Cap Value VIP

Contents
3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
11	Statement of Assets and Liabilities
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Financial Highlights
15	Notes to Financial Statements
20	Report of Independent Registered Public Accounting Firm
21	Other Information
22	Information About Your Fund's Expenses
23	Tax Information
23	Proxy Voting
24	Advisory Agreement Board Considerations and Fee Evaluation
27	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. The impact of the use of quantitative models and the analysis of specific metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. Quantitative models also entail the risk that the models themselves may be limited or incorrect. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Performance SummaryDecember 31, 2023 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of each prospectus dated May 1, 2023 are 0.87% and 1.24% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31

Russell 2500™ Value Index is an unmanaged index measuring the small- to mid-cap U.S. equity value market.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,495	$12,630	$15,225	$17,098
	Average annual total return	14.95%	8.09%	8.77%	5.51%
Russell 2500 Value Index	Growth of $10,000	$11,598	$12,881	$16,693	$20,463
	Average annual total return	15.98%	8.81%	10.79%	7.42%
DWS Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,459	$12,496	$14,952	$16,492
	Average annual total return	14.59%	7.71%	8.38%	5.13%
Russell 2500 Value Index	Growth of $10,000	$11,598	$12,881	$16,693	$20,463
	Average annual total return	15.98%	8.81%	10.79%	7.42%
The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 3

Management Summary December 31, 2023 (Unaudited)
Class A shares of DWS Small Mid Cap Value VIP returned 14.95% in 2023 (unadjusted for contract charges) and trailed the 15.98% return of the Russell 2500TM Value Index.
U.S. equities delivered positive returns in 2023, with much of the gain occurring in November and December. For most of the year, the market experienced volatility based on the shifting expectations for economic growth and U.S. Federal Reserve (Fed) policy. However, a drop in oil prices and a series of better-than-expected inflation reports contributed to a sizable rebound in investor sentiment in November. Stocks surged in response, and the rally accelerated in December after Fed Chairman Jerome Powell suggested that the central bank may begin to cut rates as soon as the first half of 2024. Additionally, favorable growth data led to mounting optimism that the U.S. economy could avoid a recession.
Small-cap stocks were unable to keep pace with the broader market for most of 2023. Since smaller companies are more likely to require capital than established firms, they tend to have greater vulnerability to rising rates. The prospect of higher rates was therefore a headwind for the category’s relative performance over the first ten months of the year. However, small caps strongly outperformed from the beginning of November onward once concerns about the interest-rate outlook began to dissipate.
The Fund underperformed its benchmark in 2023, with stock selection in the information technology sector having the largest adverse effect. A position in Verint Systems, Inc., a producer of business-analytics software, lagged after announcing weaker-than-expected profits and reducing its forward guidance. Porch Group, Inc.,* a provider of software for real estate companies whose stock was pressured by housing market headwinds, was another key detractor in the sector.
Cue Health Inc.,* a provider of diagnostic healthcare testing services, was the largest detractor in the portfolio as a whole. The stock fell sharply as investors reacted negatively to the unfavorable trend in the company’s earnings estimates. We were also hurt by positions in a number of smaller bank stocks that were disproportionately affected by the regional banking crisis in March and that failed to recapture their prior levels in the subsequent recovery.
On the positive side, several Fund holdings in the healthcare sector strongly outperformed. Reata Pharmaceuticals, Inc.* rallied after being taken over at a substantial premium, and both Twist Bioscience Corp. and NeoGenomics, Inc. were boosted by better-than-expected earnings results.
Outside of healthcare, the homebuilder PulteGroup, Inc. was the largest individual contributor in 2023. Stocks in the sector gained ground as rising mortgage rates created a dearth of existing homes for sale, causing buyers to turn to new construction. Pulte was a particularly strong performer in the group due to its high profit margins relative to its peers. Enersys, a battery producer that was helped by steady demand for electric vehicles and regulatory changes that will help more of its products qualify for tax credits, was an additional contributor of note. WW International, Inc. (formerly Weight Watchers) also helped performance on the strength of two earnings reports that exceeded expectations.
Our steady, rules-based strategy doesn’t attempt to assess the outlook for the equity market or the economy. Instead of trying to chase momentum or capture the short-term outperformance of certain styles or sectors, we focus on optimizing the portfolio by emphasizing stocks with the most favorable combination of individual factors. We believe this approach has helped us construct a portfolio designed to outperform through a full economic cycle, rather than one that relies on specific market trends to drive results.
Pankaj Bhatnagar, PhD, Head of Investment Strategy Equity
Arno V. Puskar, Senior Portfolio Manager Equity
Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Terms to Know
The Russell 2500 Value Index is an unmanaged index measuring the small- to mid-cap U.S. equity value market.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
*
Not held at December 31, 2023.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 5

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/23	12/31/22
Common Stocks	98%	100%
Cash Equivalents	2%	—
Other Investments	0%	—
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/23	12/31/22
Financials	23%	21%
Industrials	20%	17%
Consumer Discretionary	11%	12%
Real Estate	10%	12%
Health Care	8%	7%
Information Technology	8%	8%
Materials	6%	6%
Energy	5%	5%
Utilities	3%	5%
Consumer Staples	3%	3%
Communication Services	3%	4%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 7.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Investment Portfolioas of December 31, 2023

	Shares	Value ($)
Common Stocks 98.5%
Communication Services 2.6%
Diversified Telecommunication Services 0.7%
Liberty Latin America Ltd. "A"*	83,215	608,302
Media 1.9%
Gray Television, Inc.	29,449	263,863
Interpublic Group of Companies, Inc.	39,760	1,297,766
		1,561,629
Consumer Discretionary 11.4%
Automobile Components 2.3%
American Axle & Manufacturing Holdings, Inc.*	63,862	562,624
Lear Corp.	9,816	1,386,117
		1,948,741
Diversified Consumer Services 0.3%
WW International, Inc.*	28,115	246,006
Hotels, Restaurants & Leisure 1.9%
International Game Technology PLC	9,069	248,581
Mondee Holdings, Inc.* (a)	42,840	118,239
Wynn Resorts Ltd.	13,366	1,217,776
		1,584,596
Household Durables 4.0%
Mohawk Industries, Inc.*	3,523	364,631
PulteGroup, Inc.	23,182	2,392,846
Worthington Enterprises, Inc.	10,255	590,175
		3,347,652
Specialty Retail 2.0%
Foot Locker, Inc.	10,718	333,866
Gap, Inc.	18,240	381,398
RH*	3,239	944,104
		1,659,368
Textiles, Apparel & Luxury Goods 0.9%
Columbia Sportswear Co.	10,018	796,832
Consumer Staples 2.7%
Consumer Staples Distribution & Retail 0.5%
Performance Food Group Co.*	6,533	451,757
Food Products 1.7%
B&G Foods, Inc. (a)	38,062	399,651
Cal-Maine Foods, Inc.	14,699	843,575
Darling Ingredients, Inc.*	4,220	210,325
		1,453,551
Household Products 0.5%
Central Garden & Pet Co.*	7,995	400,630
	Shares	Value ($)
Energy 5.0%
Energy Equipment & Services 1.0%
Helmerich & Payne, Inc.	9,786	354,449
Nabors Industries Ltd.*	2,550	208,156
Patterson-UTI Energy, Inc.	24,307	262,516
		825,121
Oil, Gas & Consumable Fuels 4.0%
HF Sinclair Corp.	12,253	680,899
Kinetik Holdings, Inc.	12,422	414,895
Permian Resources Corp.	56,091	762,838
Range Resources Corp.	35,424	1,078,307
Targa Resources Corp.	5,097	442,776
		3,379,715
Financials 22.4%
Banks 10.7%
Associated Banc-Corp.	50,702	1,084,516
BankUnited, Inc.	15,271	495,239
Columbia Banking System, Inc.	13,657	364,369
Eagle Bancorp., Inc.	21,907	660,277
Eastern Bankshares, Inc.	61,996	880,343
First BanCorp.	73,164	1,203,548
First Financial Corp.	10,968	471,953
Fulton Financial Corp.	21,539	354,532
Hancock Whitney Corp.	23,244	1,129,426
Hilltop Holdings, Inc.	15,601	549,311
Simmons First National Corp. "A"	30,569	606,489
UMB Financial Corp.	14,217	1,187,830
		8,987,833
Capital Markets 1.9%
Evercore, Inc. "A"	3,114	532,650
Invesco Ltd.	23,343	416,439
Robinhood Markets, Inc. "A"*	47,820	609,227
		1,558,316
Consumer Finance 0.9%
Credit Acceptance Corp.*	1,410	751,149
Financial Services 3.6%
Affirm Holdings, Inc.*	9,981	490,466
AvidXchange Holdings, Inc.*	71,323	883,692
NCR Atleos Corp.*	24,829	603,097
Voya Financial, Inc.	14,340	1,046,246
		3,023,501
Insurance 4.3%
Assurant, Inc.	9,089	1,531,405
Brown & Brown, Inc.	10,415	740,611
Everest Group Ltd.	3,840	1,357,747
		3,629,763
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 7

	Shares	Value ($)
Mortgage Real Estate Investment Trusts (REITs) 1.0%
Rithm Capital Corp.	74,134	791,751
Health Care 7.9%
Biotechnology 2.6%
Kiniksa Pharmaceuticals Ltd. "A"*	17,369	304,652
REVOLUTION Medicines, Inc.*	23,957	687,087
Sana Biotechnology, Inc.*	76,915	313,813
Twist Bioscience Corp.*	22,683	836,095
		2,141,647
Health Care Equipment & Supplies 0.6%
Merit Medical Systems, Inc.*	6,876	522,301
Health Care Providers & Services 2.1%
NeoGenomics, Inc.*	35,864	580,280
Owens & Minor, Inc.*	60,723	1,170,132
		1,750,412
Pharmaceuticals 2.6%
Jazz Pharmaceuticals PLC*	8,638	1,062,474
Ligand Pharmaceuticals, Inc.*	15,833	1,130,793
		2,193,267
Industrials 19.7%
Aerospace & Defense 2.4%
Huntington Ingalls Industries, Inc.	7,735	2,008,316
Air Freight & Logistics 0.4%
GXO Logistics, Inc.*	5,515	337,298
Building Products 4.4%
Carlisle Companies, Inc.	6,936	2,167,014
Owens Corning	10,059	1,491,046
		3,658,060
Construction & Engineering 1.8%
API Group Corp.*	31,269	1,081,907
MasTec, Inc.*	5,526	418,429
		1,500,336
Electrical Equipment 3.5%
Encore Wire Corp.	6,162	1,316,203
EnerSys	15,947	1,610,009
		2,926,212
Ground Transportation 1.0%
Knight-Swift Transportation Holdings, Inc.	7,574	436,641
RXO, Inc.*	18,131	421,727
		858,368
Machinery 3.0%
Hillenbrand, Inc.	37,312	1,785,379
The Manitowoc Co., Inc.*	42,427	708,107
		2,493,486
	Shares	Value ($)
Professional Services 2.0%
Jacobs Solutions, Inc.	10,424	1,353,035
TrueBlue, Inc.*	21,709	333,016
		1,686,051
Trading Companies & Distributors 1.2%
NOW, Inc.*	88,894	1,006,280
Information Technology 7.6%
Communications Equipment 0.4%
Ciena Corp.*	7,945	357,605
Electronic Equipment, Instruments & Components 3.4%
Avnet, Inc.	33,437	1,685,225
Itron, Inc.*	9,376	707,982
TD SYNNEX Corp.	3,829	412,038
		2,805,245
Semiconductors & Semiconductor Equipment 2.2%
Cirrus Logic, Inc.*	11,969	995,701
Photronics, Inc.*	26,946	845,296
		1,840,997
Software 1.6%
Adeia, Inc.	33,819	419,017
NCR Voyix Corp.*	12,880	217,801
Verint Systems, Inc.*	26,229	708,970
		1,345,788
Materials 6.0%
Chemicals 1.5%
Avient Corp.	7,871	327,197
Chemours Co.	20,651	651,333
Sensient Technologies Corp.	3,558	234,828
		1,213,358
Containers & Packaging 1.0%
Graphic Packaging Holding Co.	33,885	835,265
Metals & Mining 3.5%
Cleveland-Cliffs, Inc.*	22,180	452,916
Commercial Metals Co.	3,564	178,343
Reliance Steel & Aluminum Co.	2,189	612,219
Steel Dynamics, Inc.	11,714	1,383,423
Worthington Steel, Inc.*	11,178	314,102
		2,941,003
Real Estate 9.6%
Diversified REITs 2.0%
Alpine Income Property Trust, Inc.	23,402	395,728
Global Net Lease, Inc.	125,295	1,246,685
		1,642,413
Industrial REITs 2.7%
LXP Industrial Trust	55,263	548,209
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

	Shares	Value ($)
Prologis, Inc.	2,509	334,450
STAG Industrial, Inc.	34,180	1,341,907
		2,224,566
Office REITs 0.7%
Highwoods Properties, Inc.	27,146	623,272
Residential REITs 0.8%
BRT Apartments Corp.	38,543	716,514
Retail REITs 1.1%
Kite Realty Group Trust	17,722	405,125
SITE Centers Corp.	38,592	526,009
		931,134
Specialized REITs 2.3%
Gaming and Leisure Properties, Inc.	32,113	1,584,776
Safehold, Inc.	14,037	328,466
		1,913,242
Utilities 3.6%
Electric Utilities 2.6%
IDACORP, Inc.	15,434	1,517,471
Otter Tail Corp.	8,068	685,538
		2,203,009
Gas Utilities 0.6%
UGI Corp.	20,014	492,344
Independent Power & Renewable Electricity Producers 0.4%
Sunnova Energy International, Inc.* (a)	19,009	289,887
Total Common Stocks (Cost $67,382,895)		82,463,889
	Shares	Value ($)
Other Investments 0.0%
Communication Services 0.0%
Diversified Telecommunication Services 0.0%
GCI Liberty, Inc. (Escrow Shares)* (b) (Cost $0)	3,095	0
Total Other Investments (Cost $0)		0
Securities Lending Collateral 1.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.27% (c) (d) (Cost $855,150)	855,150	855,150
Cash Equivalents 1.6%
DWS Central Cash Management Government Fund, 5.38% (c) (Cost $1,309,604)	1,309,604	1,309,604

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $69,547,649)	101.1	84,628,643
Other Assets and Liabilities, Net	(1.1)	(885,187)
Net Assets	100.0	83,743,456
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2023 are as follows:
Value ($) at 12/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2023	Value ($) at 12/31/2023
Securities Lending Collateral 1.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.27% (c) (d)
2,566,790	—	1,711,640 (e)	—	—	24,061	—	855,150	855,150
Cash Equivalents 1.6%
DWS Central Cash Management Government Fund, 5.38% (c)
—	11,124,903	9,815,299	—	—	41,137	—	1,309,604	1,309,604
2,566,790	11,124,903	11,526,939	—	—	65,198	—	2,164,754	2,164,754

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2023 amounted to $806,878, which is 1.0% of net assets.

(b)	Investment was valued using significant unobservable inputs.
(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2023.

REIT: Real Estate Investment Trust
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 9

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$82,463,889	$—	$—	$82,463,889
Other Investments	—	—	0	0
Short-Term Investments (a)	2,164,754	—	—	2,164,754
Total	$84,628,643	$—	$0	$84,628,643

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2023

Assets
Investments in non-affiliated securities, at value (cost $67,382,895) — including $806,878 of securities loaned	$82,463,889
Investment in DWS Government & Agency Securities Portfolio (cost $855,150)*	855,150
Investment in DWS Central Cash Management Government Fund (cost $1,309,604)	1,309,604
Cash	10,000
Receivable for Fund shares sold	24,277
Dividends receivable	103,240
Interest receivable	3,893
Other assets	1,865
Total assets	84,771,918
Liabilities
Payable upon return of securities loaned	855,150
Payable for Fund shares redeemed	47,159
Accrued management fee	45,607
Accrued Trustees' fees	1,748
Other accrued expenses and payables	78,798
Total liabilities	1,028,462
Net assets, at value	$83,743,456
Net Assets Consist of
Distributable earnings (loss)	19,882,423
Paid-in capital	63,861,033
Net assets, at value	$83,743,456
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($66,962,402 ÷ 4,830,766 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.86
Class B
Net Asset Value, offering and redemption price per share ($16,781,054 ÷ 1,210,975 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.86

*	Represents collateral on securities loaned.
for the year ended December 31, 2023

Investment Income
Income:
Dividends (net of foreign taxes withheld of $2,975)	$1,337,549
Non cash dividends	150,875
Income distributions — DWS Central Cash Management Government Fund	41,137
Securities lending income, net of borrower rebates	24,061
Total income	1,553,622
Expenses:
Management fee	513,263
Administration fee	76,595
Services to shareholders	2,280
Record keeping fee (Class B)	17,927
Distribution service fee (Class B)	39,106
Custodian fee	1,617
Professional fees	51,110
Reports to shareholders	26,210
Trustees' fees and expenses	4,625
Other	11,565
Total expenses before expense reductions	744,298
Expense reductions	(47,202)
Total expenses after expense reductions	697,096
Net investment income	856,526
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	4,071,094
Change in net unrealized appreciation (depreciation) on investments	6,158,094
Net gain (loss)	10,229,188
Net increase (decrease) in net assets resulting from operations	$11,085,714
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 11

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2023	2022
Operations:
Net investment income	$856,526	$936,675
Net realized gain (loss)	4,071,094	3,139,256
Change in net unrealized appreciation (depreciation)	6,158,094	(20,152,339)
Net increase (decrease) in net assets resulting from operations	11,085,714	(16,076,408)
Distributions to shareholders:
Class A	(3,252,643)	(1,631,110)
Class B	(744,290)	(353,137)
Total distributions	(3,996,933)	(1,984,247)
Fund share transactions:
Class A
Proceeds from shares sold	2,899,779	3,556,679
Reinvestment of distributions	3,252,643	1,631,110
Payments for shares redeemed	(8,462,077)	(8,973,908)
Net increase (decrease) in net assets from Class A share transactions	(2,309,655)	(3,786,119)
Class B
Proceeds from shares sold	1,723,459	1,142,137
Reinvestment of distributions	744,290	353,137
Payments for shares redeemed	(2,740,877)	(3,381,561)
Net increase (decrease) in net assets from Class B share transactions	(273,128)	(1,886,287)
Increase (decrease) in net assets	4,505,998	(23,733,061)
Net assets at beginning of period	79,237,458	102,970,519
Net assets at end of period	$83,743,456	$79,237,458

Other Information
Class A
Shares outstanding at beginning of period	5,000,004	5,282,801
Shares sold	224,586	260,559
Shares issued to shareholders in reinvestment of distributions	271,506	119,671
Shares redeemed	(665,330)	(663,027)
Net increase (decrease) in Class A shares	(169,238)	(282,797)
Shares outstanding at end of period	4,830,766	5,000,004
Class B
Shares outstanding at beginning of period	1,226,929	1,372,395
Shares sold	137,071	83,227
Shares issued to shareholders in reinvestment of distributions	61,972	25,852
Shares redeemed	(214,997)	(254,545)
Net increase (decrease) in Class B shares	(15,954)	(145,466)
Shares outstanding at end of period	1,210,975	1,226,929
The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Financial Highlights
DWS Small Mid Cap Value VIP — Class A
	Years Ended December 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$12.73	$15.47	$12.00	$13.83	$12.21
Income (loss) from investment operations:
Net investment income[a]	.15	.15	.11	.16	.18
Net realized and unrealized gain (loss)	1.64	(2.57)	3.54	(.90 )	2.53 [b]
Total from investment operations	1.79	(2.42)	3.65	(.74 )	2.71
Less distributions from:
Net investment income	(.15 )	(.12 )	(.18 )	(.16 )	(.10 )
Net realized gains	(.51 )	(.20 )	—	(.93 )	(.99 )
Total distributions	(.66 )	(.32 )	(.18 )	(1.09)	(1.09)
Net asset value, end of period	$13.86	$12.73	$15.47	$12.00	$13.83
Total Return (%)[c]	14.95	(15.80)	30.50	(1.80)	22.76 [b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	67	64	82	70	78
Ratio of expenses before expense reductions (%)[d]	.87	.87	.85	.88	.88
Ratio of expenses after expense reductions (%)[d]	.81	.83	.83	.82	.83
Ratio of net investment income (%)	1.16	1.14	.76	1.57	1.35
Portfolio turnover rate (%)	28	33	32	43	55

[a]	Based on average shares outstanding during the period.
[b]	Includes proceeds from a non-recurring litigation payment amounting to $0.14 per share and 1.07% of average daily net assets, for the year ended December 31, 2019.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 13

DWS Small Mid Cap Value VIP — Class B
	Years Ended December 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$12.72	$15.46	$11.99	$13.82	$12.20
Income (loss) from investment operations:
Net investment income[a]	.10	.10	.06	.13	.13
Net realized and unrealized gain (loss)	1.66	(2.58)	3.53	(.90 )	2.53 [b]
Total from investment operations	1.76	(2.48)	3.59	(.77 )	2.66
Less distributions from:
Net investment income	(.11 )	(.06 )	(.12 )	(.13 )	(.05 )
Net realized gains	(.51 )	(.20 )	—	(.93 )	(.99 )
Total distributions	(.62 )	(.26 )	(.12 )	(1.06)	(1.04)
Net asset value, end of period	$13.86	$12.72	$15.46	$11.99	$13.82
Total Return (%)[c]	14.59	(16.14)	30.04	(2.18)	22.32 [b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	16	21	17	17
Ratio of expenses before expense reductions (%)[d]	1.24	1.24	1.22	1.25	1.25
Ratio of expenses after expense reductions (%)[d]	1.18	1.20	1.20	1.19	1.19
Ratio of net investment income (%)	.79	.77	.40	1.21	.99
Portfolio turnover rate (%)	28	33	32	43	55

[a]	Based on average shares outstanding during the period.
[b]	Includes proceeds from a non-recurring litigation payment amounting to $0.14 per share and 1.07% of average daily net assets, for the year ended December 31, 2019.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

14 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Small Mid Cap Value VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 15

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Securities Lending. Prior to May 1, 2023, Brown Brothers Harriman & Co., served as securities lending agent for the Fund. Effective May 1, 2023, National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2023, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of December 31, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2023, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2023, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$1,649,969
Undistributed long-term capital gains	$3,236,745
Net unrealized appreciation (depreciation) on investments	$14,958,844

16 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

At December 31, 2023, the aggregate cost of investments for federal income tax purposes was $69,669,799. The net unrealized appreciation for all investments based on tax cost was $14,958,844. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $19,084,736 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $4,125,892.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2023	2022
Distributions from ordinary income*	$872,630	$684,433
Distributions from long-term capital gains	$3,124,303	$1,299,814

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended December 31, 2023, purchases and sales of investment securities (excluding short-term investments) aggregated $22,364,406 and $28,475,435, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 17

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.650%
Next $750 million of such net assets	.620%
Next $1.5 billion of such net assets	.600%
Next $2.5 billion of such net assets	.580%
Next $2.5 billion of such net assets	.550%
Next $2.5 billion of such net assets	.540%
Next $2.5 billion of such net assets	.530%
Over $12.5 billion of such net assets	.520%
Accordingly, for the year ended December 31, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.
For the period from January 1, 2023 through September 30, 2024 (through September 30, 2023 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.81%
Class B	1.18%
Effective October 1, 2023 through September 30, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Class B shares at 1.17%.
For the year ended December 31, 2023, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$37,832
Class B	9,370
$47,202
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2023, the Administration Fee was $76,595, of which $6,686 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2023
Class A	$902	$151
Class B	723	123
	$1,625	$274

18 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2023, the Distribution Service Fee aggregated $39,106, of which $3,469 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,345, of which $749 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.
Ownership of the Fund
At December 31, 2023, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 65% and 10%, respectively. Four participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 23%, 19%, 17% and 15%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2023.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 19

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Small Mid Cap Value VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Small Mid Cap Value VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2024

20 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF”) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging” shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index” that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 21

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2023 to December 31, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2023

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/23	$1,000.00	$1,000.00
Ending Account Value 12/31/23	$1,079.40	$1,077.80
Expenses Paid per $1,000*	$4.25	$6.18
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/23	$1,000.00	$1,000.00
Ending Account Value 12/31/23	$1,021.12	$1,019.26
Expenses Paid per $1,000*	$4.13	$6.01

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	.81%	1.18%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

22 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Tax Information (Unaudited)
The Fund paid distributions of $0.51 per share from net long-term capital gains during its year ended December 31, 2023.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $3,588,000 as capital gain dividends for its year ended December 31, 2023.
For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2023, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 23

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Mid Cap Value VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2023.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the  Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, profitability, economies of scale, and fall-out benefits from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant as part of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2022, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the

24 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

one-, three- and five-year periods ended December 31, 2022. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2023. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2022). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2022, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 25

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

26 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	68	—
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President and Chief Risk Management
Officer, First Chicago NBD Corporation/The First National Bank of Chicago
(1996–1998); Executive Vice President and Head of International Banking
(1995–1996); Not-for-Profit Directorships: Window to the World
Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago;
Former Directorships: Director and Chairman of the Board,
Healthways Inc.[2] (population well-being and wellness services)
(2003–2014); Stockwell Capital Investments PLC (private equity); Enron
Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook
Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company) (2003–2021); and Prisma Energy International; Former Not-for-
Profit Directorships: Public Radio International; Palm Beach Civic Assn.
		68	—
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Board Member or Advisory Board Member since 2023[3]	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987–present); Directorships: The Meritex Company (2017–present); Driessen Water, Inc. (2016–present); and The Hardenbergh Foundation (2021–present); Former Directorships: Mairs & Power Funds Trust (mutual funds) (2010–2022); and Crescent Electric Supply Company (2010–2019)	21[4]	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge
(law firm) (1988–1990); Vice President of Corporate Affairs and General
Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former
Chairman of the Board, Southwest Florida Community Foundation
(charitable organization); Former Directorships: ICI Mutual Insurance
Company (2007–2015); Sun Capital Advisers Trust (mutual funds)
(2007–2012); Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance,
executive committees)
		68	—

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 27

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor of Finance,
The Wharton School, University of Pennsylvania (1972–present); formerly:
Director, The Wharton Financial Institutions Center (1994–2020); Vice Dean
and Director, Wharton Undergraduate Division (1995–2000) and Director,
The Lauder Institute of International Management Studies (2000–2006);
Member FDIC Systemic Risk Advisory Committee (2011–present), member Systemic Risk Council (2012–present) and member of the
Advisory Board of the Yale Program on Financial Stability (2013–present);
Former Directorships: Co-Chair of the Shadow Financial Regulatory
Committee (2003–2015), Executive Director of The Financial Economists
Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013),
Director of The Aberdeen Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007–2021) and Nonexecutive Director of Barclays
Bank DE (2010–2018)
		68	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President and General Counsel, RLJ Lodging Trust[2] (since 2023); formerly Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (since July 2023); Formerly: Executive
Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive
Committee, Philadelphia Chamber of Commerce (2001–2007); Director,
Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson
Foundation (charitable organization) (1994–2012); President, Chief
Executive Officer and Director (1994–2020) and Senior Advisor
(2020–2021), The Pew Charitable Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare)
(2009–2021); Director, Becton Dickinson and Company[2] (medical technology company) (2012–2022)
		68	Director, The Bridgespan Group (nonprofit organization) (since October 2020)
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present); Directorships: Advisory Board Member, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	68	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	68	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Head of Americas CEO Office, DWS (2023–present), Head of Fund Administration, Head of Product
Americas and Head of U.S. Mutual Funds, DWS (2017–present); Vice President, DWS Service Company
(2018–present); President, DB Investment Managers, Inc. (2018–present); President and Chief Executive
Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2017–present); Vice President, DWS Investment Management Americas, Inc.
(2023–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the
DWS funds (2013–2019); Secretary, DWS USA Corporation (2018–2023); Assistant Secretary, DWS
Investment Management Americas, Inc. (2018–2023); Assistant Secretary, DWS Trust Company
(2018–2023); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020); Assistant Secretary, DWS Distributors, Inc.
(2018–2023); Directorships: Director of DWS Service Company (2018–present); Director of DB
Investment Managers, Inc. (2018–present); Director of Episcopalian Charities of New York
(2018–present); Interested Director of The European Equity Fund, Inc., The New Germany Fund, Inc. and
The Central and Eastern Europe Fund, Inc. (2020–present); Director of ICI Mutual Insurance Company
(2020–present); Director of DWS USA Corporation (2023–present); Director of DWS Investment
Management Americas, Inc. (2023–present); and Manager of DBX Advisors LLC. (2023–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas,
Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX
ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and
Assistant Secretary, DBX ETF Trust (2019–2020)

28 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Ciara Crawford[9] (1984) Assistant Secretary, 2019–present
Fund Administration (Specialist), DWS (2015–present); Assistant Secretary, DWS Service Company
(2018–present); Assistant Secretary of U.S. Mutual Funds, DWS (2019–present); Assistant Secretary,
DWS USA Corporation (2023–present); Assistant Secretary, DBX Advisors, LLC (2023–present);
Assistant Secretary, DWS Investment Management Americas, Inc. (2023–present); Assistant Clerk, DWS
Trust Company (2023–present); formerly, Legal Assistant at Accelerated Tax Solutions

Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and
Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present);
formerly: Assistant Treasurer for the DWS funds (2007–2018)

Yvonne Wong[8] (1960) Assistant Treasurer, since December 1, 2023	Fund Administration (Senior Analyst), DWS; Assistant Treasurer, DBX ETF Trust (since November 14, 2023)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS
Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer,
The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The
European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer,
DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary,
Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017);
and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company
(2021–present); AML Officer, DBX ETF Trust (2021–present); AML Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2021–present);
formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Daugherty are each an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity
500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds,
Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS
Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS
Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Daugherty are each a Board Member of each other Trust.

[4]
Mr. Perry and Ms. Daugherty each oversees 21 funds in the DWS Fund Complex as a Board Member of various Trusts. Mr. Perry and
Ms. Daugherty are each an Advisory Board Member of various Trusts/Corporations comprised of 47 funds in the DWS
Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”
of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, New York 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 29

Notes

Notes

VS2SMCV-2  (R-025829-13 2/24)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutche DWS variable series II

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2023	$387,811	$0	$50,727	$0
2022	$387,811	$0	$61,246	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2023	$0	$424,143	$0
2022	$0	$148,212	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended December 31	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2023	$50,727	$424,143	$0	$474,870
2022	$61,246	$148,212	$0	$209,458

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm and (i) and (j) are not applicable.

***

In connection with the audit of the 2022 and 2023 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche DWS Variable Series II

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/15/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/15/2024

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	2/15/2024